The Securities and Exchange  Commission  ("SEC") has not approved or disapproved
these  securities  or  passed  upon  the  adequacy  of  this   prospectus.   Any
representation to the contrary is a criminal offense.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.





Provident Investment Counsel Growth Fund, Class I










Advisor:
Provident Investment Counsel




Prospectus

December 24, 2003






                                TABLE OF CONTENTS


                                                                           Page

Risk/Return Summary............................................................1
The Principal Goals, Strategies and Risks of the Fund..........................1
The Principal Risks of Investing in the Fund...................................1
Who May Want to Invest.........................................................2
Performance....................................................................2
Fees and Expenses..............................................................3
More Information about the Fund's Investments, Strategies and Risks............4
Management.....................................................................5
Ways to Set Up Your Account....................................................6
Calculation of Net Asset Value.................................................7
How to Buy Shares..............................................................7
How to Sell Shares.............................................................9
Important Redemption Information..............................................11
Investor Services.............................................................12
Dividends, Capital Gains and Taxes............................................13
Distribution Options..........................................................13
Understanding Distributions...................................................14
Transactions Details..........................................................15
Financial Highlights..........................................................18
PRIVACY NOTICE................................................................19





Risk/Return Summary

The Principal Goals, Strategies and Risks of the Fund

Goal:  Long term growth of capital.


Strategy: Provident Investment Counsel Growth Fund (the "Fund") invests at least 65% of its assets in growth stocks. Provident Investment Counsel ("PIC"), the Fund's investment advisor defines growth stocks as the stocks of those companies with high rates of growth in sales and earnings, strong financial characteristics, a proprietary product, industry leadership, significant management ownership and well thought out management goals, plans and controls. Although PIC may invest in companies of any size, it may choose to invest a significant portion of the Fund's assets in small and medium companies. In selecting common stocks, PIC does an analysis of, and invests in, individual companies which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the domestic equity market in general.

The Principal Risks of Investing in the Fund

By itself, the Fund is not a complete, balanced investment plan. And the Fund cannot guarantee that it will reach its goal. As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. For example, the following risks could affect the value of your investment:

Market Risk. The value of the Fund's investments will vary from day to day. The value of the Fund's investments generally reflect market conditions, interest rates and other company, political and economic news. Stock prices can rise and fall in response to these factors for short or extended periods of time. Therefore, when you sell your shares, you may receive more or less money than you originally invested.

Small and Medium Company Risk. The Fund may invest in the securities of small and medium-sized companies. The securities of medium and small, less well-known companies may be more volatile than those of larger companies. Such companies may have limited product lines, markets or financial resources and their securities may have limited market liquidity. These risks are greater for small-sized companies.

Foreign Securities Risk. The Fund may invest in foreign securities. Investments in foreign securities involve risks that are not typically associated with domestic securities. The performance of foreign securities depends on different political and economic environments and other overall economic conditions than domestic securities. Changes in foreign currency exchange rates will affect the values of investments quoted in currencies other than the U.S. dollar. Less information may be publicly available about foreign issuers. Foreign stock markets have different clearance and settlement procedures, and higher commissions and transaction costs, than U.S. markets. Certain other adverse developments could occur, such as expropriation or confiscatory taxation, political or social instability, or other developments that could adversely affect the Fund's investments and its ability to enforce contracts.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect the Fund's performance.

Who May Want to Invest

The Fund may be appropriate for investors who are seeking capital appreciation through a diversified portfolio of securities of companies of any size, but are willing to accept the greater risk of investing in growth stocks.

Performance

The Provident Investment Counsel Growth Fund I (the "Predecessor Fund") began operations on June 11, 1992, as a mutual fund organized as a series of PIC Investment Trust, a Delaware statutory trust, and reorganized into the Fund, a newly formed series of Advisors Series Trust (the "Trust"). The Fund adopted an investment objective and certain investment strategies and policies identical as those of the Predecessor Fund. The bar chart and table reflect the Predecessor Fund for periods prior to the reorganization. The bar chart demonstrates the risks of investing in the Fund by showing changes in the Predecessor Fund's performance from year to year. These risks are also demonstrated by the table below, which shows how the Predecessor Fund's average annual returns compare over time with those of the S&P 500 Index and the Russell 1000 Growth Index. Unless otherwise indicated, the bar chart and table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Predecessor Fund's performance would be reduced. Past performance (before and after taxes) is not an indication of future performance.

                                Predecessor Fund
                           Calendar-Year Total Return

During the periods shown, the Predecessor Fund's best performance for a quarter was 28.81% (for the fourth quarter 1999). The Predecessor Fund's worst performance was -27.16% (for the third quarter 2001).

[BAR CHART]

1993            0.80%
1994           -2.55%
1995           23.53%
1996           20.69%
1997           27.35%
1998           39.10%
1999           34.36%
2000          -25.63%
2001          -31.16%
2002          -31.77%


The Predecessor Fund's year-to-date return as of September 30, 2003 was 12.42%.


Average Annual Total Returns as of December 31, 2002

                                         1 Year      5 Years     10 Years
                                         ------      -------     --------
Predecessor Fund
     Return Before Taxes                 -31.77%      -8.18%        1.99%
     Return After Taxes on Distributions -31.77%      -9.90%        0.32%
     Return After Taxes on Distributions
       and Sale of Fund Shares(1)        -19.51%      -4.76%        2.59%
S&P 500 Index(2)                         -22.10%      -0.59%        9.34%
Russell 1000 Growth Index(3)             -27.88%      -3.84%        6.71%
----------------
(1) The "Return After Taxes on Distributions and Sale of Fund Shares" is higher than the other return figures because, when capital loss occurs on redemption of Fund shares, a tax deduction benefits the investor.
(2) The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large-sized U.S. companies. The index assumes the reinvestment of dividends and does not reflect any deduction for fees, expenses or taxes. The index is not available for investment.
(3) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index assumes the reinvestment of dividends and does not incur expenses and is not available for investment.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
      Maximum sales charge (load) imposed on purchases
          (as a percentage of offering price)..................      None
      Maximum deferred sales (load) charge
          (as a percentage of purchase or sale price,
            whichever is less)................                       None
      Redemption fee and Exchange fee(1).......................     1.00%
                                                                    -----

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
      Management Fee...........................................     0.80%
      Other Expenses (2).......................................     0.38%
                                                                    -----
      Total Annual Fund Operating Expenses.....................     1.18%
           Expense Reimbursements(3)...........................    -0.23%
                                                                   ------
      Net Expenses.............................................     0.95%
                                                                    =====
----------------------------
(1) Shareholders will be charged 1.00% fee on redemptions or exchanges made within one month of purchase. The Fund's transfer agent charges a $15 fee for each wire transfer and a $5 fee for each telephone exchange.
(2) Other expenses with respect to the Fund are based on the Predecessor Fund's previous fiscal year and include custodian, transfer agency, and other customary fund expenses. With respect to the Fund, other expenses are estimated and include custodian, transfer agency, and other customary fund expenses.
(3) The Fund has entered into an expense reimbursement agreement with PIC, until such contractual arrangement is terminated by the Board of Trustees, under which PIC has agreed to limit the Fund's Net Annual Fund Operating Expenses, excluding interest and taxes, to not more than 0.95% of average daily net assets. Under this expense reimbursement agreement, PIC may request reimbursement of previously absorbed expenses at any time before the end of the third fiscal year after the fiscal year in which the expenses were absorbed. To request reimbursement, the Fund's current aggregate operating expenses must be below the applicable limitation. The Board of Trustees must review and approve the proposed reimbursement and may terminate the expense reimbursement arrangement at any time. Without the expense reimbursement, the Total Annual Fund Operating Expenses would be 1.18%.

Example: This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example is based upon Net Expenses as set forth in the above table. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses have remained the same. Although your actual costs may be higher or lower, based on these assumptions, the cost would be:

    1 year        3 years       5 years         10 years
    ------        -------       -------         --------
     $97            $303          $525           $1,166

More Information about the Fund's Investments, Strategies and Risks

This section gives more information about how the Fund invests.

PIC supports its selection of individual securities through intensive research and uses qualitative and quantitative disciplines to determine when securities should be sold. PIC's research professionals meet personally with the senior officers of the companies in the Fund to discuss their abilities to generate strong revenue and earnings growth in the future.

PIC's investment professionals focus on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a "bottom-up" approach to investing. PIC seeks companies that have displayed exceptional profitability, market share, return on equity, reinvestment rates and sales and dividend growth. Companies with significant management ownership of stock, strong management goals, plans and controls, and leading proprietary positions in given market niches are especially attractive. Finally, the valuation of each company is assessed relative to its industry, earnings growth and the market in general.

The Fund invests to a limited degree in foreign securities, but is authorized to invest up to 20% of its total assets in such securities. Foreign investments involve additional risks including currency fluctuations, political and economic instability, differences in financial reporting standards, and less stringent regulation of securities markets.

A sell decision is most often triggered when there is a fundamental change in a company, or when a strategic shift takes place in the overall strategy.

Our ongoing review of holdings continues as we monitor companies that have:

o    Met or exceeded our price target
o    Declined 20 percent from average cost
o A P/E ratio that as reached extremes (P/E to growth ratio and P/E relative to historical levels)
o    Negative earnings revisions

The Fund seeks to spread investment risk by diversifying its holdings among many companies and industries. PIC normally invests the Fund's assets according to its investment strategy. However, the Fund may depart from its principal investment strategies by making short-term investments in high-quality cash equivalents for temporary, defensive purposes. The Fund may invest up to 100% of its assets in temporary defensive investments. At those times, the Fund would not be seeking its investment objective.

The Fund seeks long term growth of capital by investing primarily in shares of common stock. Under normal circumstances, the Fund will invest at least 65% of its assets in shares of common stock. In selecting investments for the Fund, PIC will include companies of various sizes, which are currently experiencing a growth of earnings, and revenue, which is above the average relative to its industry peers and the stock market in general.

Management

PIC is the advisor to the Fund. PIC's address is 300 North Lake Avenue, Pasadena, California, 91101. PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. An investment committee of PIC formulates and implements an investment program for the Fund, including determining which securities should be bought and sold.

The Fund pays an investment advisory fee to PIC for managing the Fund's investments. For the fiscal year ended October 31, 2003, as a percentage of average daily net assets, the Portfolio, in which the Predecessor Fund invested, paid 0.53%, net of waivers.

Description of Class

The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares for the Fund. Only Class I shares are currently available to shareholders of the Provident Investment Counsel Growth Fund.

With Class I shares, you will not pay a sales charge when you initially invest in the Fund, however if you redeem your shares within one month of investing, you will be charged a 1.00% redemption fee of the amount redeemed.

Your Account

Ways to Set Up Your Account

Individual or Joint Tenant for your General Investment Needs

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

Retirement
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.

o Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 1/2 with earned income to invest up to $3,000 per tax year.

o Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Keogh or Corporate Profit Sharing and Money Purchase Pension Plans allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $40,000 per year.

o Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

o 403(b) Custodial Accounts are available to employees of most tax-exempt institutions, including schools, hospitals and other charitable organizations. These accounts need to be established by the trustee of the plan.

o 401(k) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

Gifts or Transfers to Minor (UGMA, UTMA) To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

Trust
For money being invested by a trust

The trust must be established before an account can be opened.

Business or Organization
For investment needs of corporations, associations, partnerships or other groups

Does not require a special application.

Calculation of Net Asset Value

Once each business day, the Fund calculates its net asset value per share ("NAV"). NAV is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), which is normally 4 p.m., Eastern time. NAV will not be calculated on days that the NYSE is closed for trading.

The Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

How to Buy Shares

The price you will pay to buy Fund shares is based on the Fund's NAV. Shares are purchased at the next NAV calculated after the investment is received in good order. "Good order" purchase requests means that your purchase request includes:

o    the name of the Fund
o    the dollar amount of shares to be purchased
o    accurately completed application or investment stub
o    check payable to "Provident Investment Counsel Funds"

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-618-7643 for more information and a retirement application.

If you buy shares by check and then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

If you are investing by wire, please be sure to call 1-800-618-7643 before sending each wire.


In compliance with the USA PATRIOT Act of 2001, please note that the Fund's transfer agent will verify certain information on your Account Application as part of the Trust's Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund's transfer agent at 1-800-618-7643 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Minimum Investments

To Open an Account                            $      1 million
The Fund may, at its discretion, waive the minimum investment for employees and affiliates of PIC or any other person or organization deemed appropriate.

For automatic investment plans...             $    1 million
For retirement accounts..........             $        250

To Add to an Account.............             $        250
Through automatic investment plans            $        250
For retirement plans.............             $        250

Minimum Balance..................             $      1,000
For retirement accounts..........             $        500

For Information:                                1-800-618-7643

To Invest

By Mail:
Provident Investment Counsel Funds
[Name of Fund]
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

By Wire:
Call: 1-800-618-7643 to set up an account and arrange a wire transfer

By Overnight Delivery:
Provident Investment Counsel Funds
[Name of Fund]
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received by the Fund's transfer agent with complete information and meeting all the requirements discussed in this Prospectus.

To sell shares in a non-retirement account, you may use any of the methods described on these two pages. If you are selling some but not all of your shares, you must leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

Certain requests must include a signature guarantee. It is designed to protect you and the Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

o    You wish to redeem more than $100,000 worth of shares;

o The redemption is being mailed to a different address from the one on your account (record address); or

o The redemption is being made payable to someone other than the account owner.


o The redemption is being sent by federal wire transfer to a bank other than the bank of record of the account owner.

o A change of address request has been received by the transfer agent with the last 15 days.

Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Fund's transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. A notary public cannot provide a signature guarantee.

Selling Shares in Writing

Write a "letter of instruction" with:

o    Your name;

o    Your Fund account number;

o    The dollar amount or number of shares to be redeemed; and

o Any other applicable requirements listed under "Important Redemption Information."

Unless otherwise instructed, the Fund will send a check to the record address.

Mail your letter to:
Provident Investment Counsel Funds
[Name of Fund]
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701


Important Redemption Information
                  Account Type                     Special Requirements
----------------- -------------------------------- -------------------------------------------------
Phone             All   account   types   except   * Your telephone call must be received by 4
1-800-618-7643    retirement. Retirement  account    p.m. Eastern time to be redeemed on that day
                  redemptions must be made in       (maximum check request $100,000)
                  writing.
----------------- -------------------------------- -------------------------------------------------
Mail or in Person Individual, Joint Tenant, Sole   * The letter of instructions must be signed by
                  Proprietorship, UGMA, Tenant,      all persons required to sign for transactions,
                  Sole Proprietorship, UGMA,         exactly as their names appear on the account.
                  UTMA

                  Retirement Account               * The account owner should provide a letter of
                                                     instruction.

                  Trust                            * The trustee must sign the letter indicating
                                                     capacity as trustee. If the trustee's name is
                                                     not in the account registration, provide a
                                                     copy of the trust document certified within
                                                     the last 60 days.

                  Business or Organization         * At least one person authorized by corporate
                                                     resolutions to act on the account must sign
                                                     the letter.

                                                   * Include a corporate resolution with corporate
                                                     seal or a signature guarantee.

                  Executor, Administrator,         * Call 1-800-618-7643 for instructions.
                  Conservator, Guardian
----------------- -------------------------------- -------------------------------------------------
Wire              All account types except         * You must sign up for the wire feature before
                  retirement. Retirement account     using it.  To verify that it is in place,
                  redemptions must be made           call 1-800-618-7643.  Minimum redemption
                  in writing.                        wire: $5,000.

                                                   * Your wire  redemption  request  must be received
                                                     by the Fund before 4 p.m.  Eastern  Time for money
                                                     to be wired the next business day.

                                                   * You will be charged a $15 fee for each wire
                                                     redemption.



Redemption Fee. The Fund imposes a 1% redemption fee on redemptions or exchanges of shares held for less than one month. The fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders.

The Fund is intended for long-term investors. Short-term "market-timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund will assess a fee on redemptions of Fund shares purchased and held for less than one month. Although the Fund has the goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. Further, the Fund, in its discretion, after consideration of the best interests of the Fund and its shareholders, may choose not to apply the redemption fee to redemptions that do not indicate market timing strategies. In addition, the fee does not apply to shares purchased through reinvested dividends or capital gains.

Redemption-in-Kind. The Fund reserves the right to redeem your shares "in kind." For example, if you redeem a large number of shares and the Fund is unable to sell securities to raise cash, the Fund may send you a combination of cash and a share of the Fund's securities. The Fund does not expect to do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Investor Services

The Fund provides a variety of services to help you manage your account.

Information Services

The Fund's telephone representatives can be reached at 1-800-618-7643.

Statements and reports that the Fund sends to you include the following:

o Confirmation statements (after every transaction that affects your account balance or your account registration)

o    Annual and semiannual shareholder reports (every six months)

o    Quarterly account statements

Householding. In an effort to decrease costs, we intend to reduce the number of duplicate prospectus, annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-618-7643 to request individual copies of these documents. Once we receive notice to stop householding we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Transaction Services

Exchange Privilege

You may sell your shares and buy Class I shares of other Provident Investment Counsel Funds by telephone or in writing. Note that exchanges into each Fund are limited to shares of similar classes, four exchanges per calendar year, may under certain circumstances involve payment of a redemption fee, and may have tax consequences for you. Also see, "Shareholder Account Policies."

Automatic Investment Plans

One easy way to pursue your financial goals is to invest money regularly. The Fund offers convenient services that let you transfer money into your Fund account automatically. Automatic investments are made on the day you select each month or, if that day is a weekend or holiday, on the prior business day. While automatic investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-618-7643 for more information.


Dividends, Capital Gains and Taxes

The Fund distributes substantially all of its income and capital gains, if any, to shareholders each year in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-618-7643 for instructions. The Fund offers three options:

1. Reinvestment Option. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gain distributions.

If you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions

As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes its net income along to investors as distributions which are taxed as dividends; long term capital gain distributions are taxed as long term capital gains regardless of how long you have held your Fund shares. Every January, the Fund will send you and the IRS a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of the Fund, PIC will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sale resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

Tax Issues. The Fund has elected, and intends to continue to qualify, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"), by distributing substantially all of its net investment income and net capital gains to its shareholders and meeting other requirements of the IRS Code relating to the sources of its income and diversification of assets. Accordingly, the Fund generally will not be liable for federal income tax or excise tax based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the IRS Code. If the Fund is unable to meet certain IRS Code requirements, it may be subject to taxation as a corporation.

For federal income tax purposes, any dividends derived from net investment income and any excess of net short-term capital gain over net long-term capital loss that investors receive from the Fund are considered ordinary income. Part of the distributions paid by the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders under the IRS Code. Distributions of the excess of net long-term capital gain over net short-term capital loss from transactions of the Fund are treated by shareholders as long-term capital gains regardless of the length of time the Fund's shares have been owned. Distributions of income and capital gains are taxed in the manner described above, whether they are taken in cash or are reinvested in additional shares of the Fund.

Part of the Fund's investment income may be subject to foreign income taxes that are withheld at the source. If the Fund meets certain requirements under the IRS Code, it may pass through these foreign taxes to shareholders, who may then claim, subject to applicable limitations, a credit or deduction against their own taxes for their share of foreign taxes paid.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

The Fund will inform its investors of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise investors of the tax status of those distributions and dividends. Investors (including tax exempt and foreign investors) are advised to consult their own tax advisers regarding the particular tax consequences to them of an investment in shares of the Fund. Additional information on tax matters relating to the Fund and its shareholders is included in the Statement of Additional Information.

Transactions Details

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to federal income tax withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold federal income taxes from your taxable distributions and redemptions.

You may initiate many transactions by telephone. The Fund may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Fund will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the liability to redeem or exchange by telephone, call the Fund's transfer agent for instructions.

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Privilege." Purchase orders may be refused if, in the Fund's opinion, they would disrupt management of the Fund.

Please note this about purchases:

o All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

o The Fund does not accept cash, third party checks, U.S. Treasury checks, credit card checks, travelers' checks, starter checks, money orders or cashiers' checks.

o When making a purchase with more than one check, each check must have a value of at least $50.

o The Fund reserves the right to limit the number of checks processed at one time.


o If your check does not clear, your purchase will be canceled and a $25 fee will be assessed against your account by the transfer agent. You will also be responsible for any losses suffered by the Fund as a result.

You may buy shares of the Fund or sell them through a broker, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.

Certain financial institutions that have entered into sales agreements with the Fund may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Please note this about redemptions:

o Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.

o Redemptions may be suspended or payment dates postponed beyond seven days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

o The Fund reserves the right to deduct an annual maintenance fee of $15 from accounts with a value of less than $1,000. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the Fund's transfer agent, is designed to offset in part the relatively higher cost of servicing smaller accounts.


o The Fund also reserves the right to redeem the shares and close your account if it has been reduced to a value of less than $1,000 as a result of a redemption or transfer ($500 for retirement accounts). PIC will give you 30 days prior notice of its intention to close your account.

Please note this about exchanges:

As a shareholder, you have the privilege of exchanging shares of the Fund for Class I shares of other Provident Investment Counsel Funds. However, you should note the following:

o    The Fund you are exchanging into must be registered for sale in your state.

o You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

o    Before exchanging into a Fund, read its prospectus.

o Exchanges are considered a sale and purchase of Fund shares for tax purposes and may result in a capital gain or loss.

o Because excessive trading can hurt fund performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for the purposes of the four exchange limit.

o Each Fund reserves the right to refuse exchange purchases by any person or group if, in PIC's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

o    The exchange may be subject to a redemption fee.


                              Financial Highlights

This table shows the Predecessor Fund's financial performance for the past five years. Certain information reflects financial results for a single Predecessor Fund share. For the periods shown, the Predecessor Fund invested in securities of its corresponding master portfolio (the "Portfolio"). "Total return" shows how much your investment in the Predecessor Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP for each of the five years in the period ended October 31, 2003. The independent auditor's reports and the Predecessor Fund's financial statements are included in the Annual Report, which is available upon request.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

For a share outstanding throughout each year

                                              Year ended October 31,
                                  ----------------------------------------------
                                   2003      2002     2001      2000       1999
--------------------------------- -------- -------- -------- --------- ---------
Net asset value, beginning of
year                               $6.40    $8.07   $20.69    $21.72    $17.75
                                   -----    -----   ------    ------    ------
Income for investment operations:
   Net investment loss             (0.04)   (0.07)   (0.07)    (0.18)    (0.15)
   Net realized and unrealized
   gain (loss) on investments       1.02    (1.60)   (7.98)     2.66      5.40
                                    ----    ------   ------     ----      ----

Total from investment operations    0.98    (1.67)   (8.05)     2.48      5.25
                                    ----    ------   ------     ----      ----

Less distributions:

   From net realized gains          0.00     0.00    (4.57)    (3.51)    (1.28)
                                    ----     ----    ------    ------    ------

Net asset value, end of year       $7.38    $6.40    $8.07    $20.69    $21.72
                                   =====    =====    =====    ======    ======

Total return                       15.31%  (20.69%) (49.40%)   11.21%    31.08%
--------------------------------- -------- -------- -------- --------- ---------
Ratios/supplemental data:
Net assets, end of year
(millions)                        $50.4    $52.5    $84.4    $181.3    $174.4

Ratios to average net assets:#++
   Expenses                         1.25%    1.25%    1.25%     1.25%     1.25%
   Net investment loss             (0.57%)  (0.73%)  (0.67%)   (0.79%)   (0.73%)

Portfolio turnover rate(o)         79.11%   83.09%  105.02%   148.85%    80.34%

# Includes the Predecessor Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the Portfolio.
++ Net of fees waived. The combined fees waived were 0.61%, 0.33%, 0.21%, 0.10%, and 0.11% , respectively.
o Portfolio turnover rate of Portfolio, in which all of the Predecessor Fund's assets are invested.

                                 PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;

o    Information you give us orally; and

o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to nonaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information would be shared with unaffiliated third parties.


                          Provident Investment Counsel

                    Provident Investment Counsel Growth Fund

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports: Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.

Statement  of  Additional  Information  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this
Prospectus.

You can get free copies of the Fund's reports and SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                          Provident Investment Counsel
                       c/o U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701
                            Telephone: 1-800-618-7643
                                 www.provnet.com

You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling the Commission at (202) 942-8090. Reports and other information about the Fund are available:

Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov

For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.



                  (The Trust's SEC Investment Company Act File No. is 811-07959)





               PROVIDENT INVESTMENT COUNSEL GROWTH FUND - CLASS I

                        a series of Advisors Series Trust


                       Statement of Additional Information


                             Dated December 24, 2003


     This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the Prospectus dated December 24, 2003, as may be revised, of the Provident Investment Counsel Growth Fund - Class I, a series of the Advisors Series Trust (the "Trust"). In this SAI, the Provident Investment Counsel Growth Fund - Class I may be referred to as the "Fund."

     Provident Investment Counsel (the "Advisor") is the investment advisor to the Fund.

     A copy of the prospectus may be obtained from the Fund c/o U.S. Bancorp Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling toll free at 1-800-618-7643.

     The annual report to shareholders for the Fund for the fiscal year ended October 31, 2003 and the semiannual report for the period ending April 30, 2003 are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference into this SAI.


                                TABLE OF CONTENTS

                                                                            Page

Investment Objectives and Policies.............................................3
Investment Restrictions........................................................9
Management....................................................................10
Service Providers.............................................................18
Portfolio Transactions and Brokerage..........................................19
Portfolio Turnover............................................................21
Additional Purchase and Redemption Information................................21
Net Asset Value...............................................................22
Taxation......................................................................23
Dividends and Distributions...................................................25
Performance Information.......................................................25
Anti-Money Laundering Compliance Program......................................29
Proxy Voting Policy...........................................................29
General Information...........................................................30
Financial Statements..........................................................32
Appendix......................................................................33




                       INVESTMENT OBJECTIVES AND POLICIES

     Introduction. The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value $0.01 per share. This SAI relates only to the Fund.

     The Trust is registered with the Securities and Exchange Commission ("SEC") as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Fund's prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

     The Provident Investment Counsel Growth Fund I began operations on June 11, 1992, as a mutual fund organized as a series of PIC Investment Trust, a Delaware statutory trust (the "Predecessor Fund"), and reorganized into the Fund, a newly formed series of the Trust on December 19, 2003. Before the reorganization, the Fund had no assets or liabilities. The Predecessor Fund invested its assets in the PIC Growth Portfolio, a separate registered investment company with the same investment objective.

     The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, which details the attributes of each class. Generally, Class A shares are subject to a front-end sales load and a Rule 12b-1 fee as described in the prospectus. Class B shares are subject to a contingent deferred sales load and a 12b-1 fee as described in the prospectus. Class I shares are not subject to a sales load nor a Rule 12b-1 fee.

     The Provident Investment Counsel Growth Fund. The investment objective of the Fund is to provide long-term growth of capital. There is no assurance that the Fund will achieve its objective. The Fund is a diversified open-end management investment company. The discussion below supplements information contained in the prospectus as to investment policies of the Fund.

Securities and Investment Practices

     The discussion below supplements information contained in the prospectus as to investment policies of the Fund. The Advisor may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Fund achieve its goals.

     Equity Securities. Equity securities are common stocks and other kinds of securities that have the characteristics of common stocks. These other securities include bonds, debentures and preferred stocks which can be converted into common stocks. They also include warrants and options to purchase common stocks.

     Short-Term Investments. Short-term investments are debt securities that mature within a year of the date they are purchased by the Fund. Some specific examples of short-term investments are commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Fund will only purchase short-term investments which are "high quality," meaning the investments have been rated A-1 by Standard & Poor's Ratings Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or have an issue of debt securities outstanding rated at least A by S&P or Moody's. The term also applies to short-term investments that the Advisor believes are comparable in quality to those with an A-1 or Prime-1 rating. U.S. Government securities are always considered to be high quality.

     Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

     Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Board of Trustees of the Trust (the "Trustees" and/or "Board"). The Advisor will review and monitor the creditworthiness of such institutions under the Board's general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser's ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code (the "Bankruptcy Code"), the Fund intends to comply with provisions under such Code that would allow them immediately to resell the collateral.

     Futures Contracts. The Fund may buy and sell stock index futures contracts. The Fund will not engage in transactions in futures contracts or related options for speculation, but may enter into futures contracts and related options for hedging purposes, for the purpose of remaining fully invested or maintaining liquidity to meet shareholder redemptions, to minimize trading costs, or to invest cash balances.

     A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

     Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. Entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.

     A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflects changes in the specified index of equity securities on which the future is based.

     A futures option gives the holder, in return for the premium paid, the right to buy (call) or sell (put) to the writer of the option a futures contract at a specified price at any time during the term of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.

     There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures on stock indices.

     In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

     The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the amount of margin deposit on the Fund's futures positions would exceed 5% of the market value of the Fund's net assets.

     Foreign Securities. The Fund may invest in securities of foreign issuers in foreign markets. In addition, the Fund may invest in American Depositary Receipts ("ADRs"), which are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets. A depositary may issue unsponsored ADRs without the consent of the foreign issuer of securities, in which case the holder of the ADR may incur higher costs and receive less information about the foreign issuer than the holder of a sponsored ADR. The Fund may invest no more than 20% of its total assets in foreign securities, and it will only purchase foreign securities or ADRs which are listed on a national securities exchange or included in the National Association or Securities Dealers Automated Quotation ("NASDAQ") system.

     Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in developing countries, more volatile.

     Forward Foreign Currency Exchange Contracts. The Fund may enter into forward contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency or (2) the Fund maintains a segregated account as described below. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

     At or before the maturity date of a forward contract that requires the Fund to sell a currency, the Fund may either sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

     The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Lending Fund Securities. To increase their income, the Fund may lend its portfolio securities to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulatory requirements. The Fund has adopted an operating policy that limits the amount of loans to not more than 25% of the value of the total assets of the Fund. During the time the Fund's portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. The amounts received by the Fund will be reduced by any fees and administrative expenses associated with such loans. In addition, such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in the Advisor's judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of the Fund or the borrower.

     Segregated Accounts. When the Fund sells a futures contract or enters into a forward foreign currency exchange contract or sells securities short, it will establish a segregated account with its custodian bank, or a securities depository acting for it, to hold assets of the Fund in order to insure that the Fund will be able to meet its obligations. In the case of a call that has been written, the securities covering the option will be maintained in the segregated account and cannot be sold by the Fund until released. In the case of a put that has been written or a forward foreign currency contract that has been entered into, liquid securities will be maintained in the segregated account in an amount sufficient to meet the Fund's obligations pursuant to the put or forward contract. In the case of a futures contract, liquid securities will be maintained in the segregated account equal in value to the current value of the underlying contract, less the margin deposits. The margin deposits are also held, in cash or U.S. Government securities, in the segregated account.

     When-Issued Securities. The Fund may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Fund's net asset value. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will limit its investments in when-issued securities to less than 5% of its total assets. When the Fund purchases securities on a when-issued basis, it maintains liquid assets in a segregated account with its custodian in an amount equal to the purchase price as long as the obligation to purchase continues.

     U.S. Government Securities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

     Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Among the U.S. Government securities that the Fund may purchase are "mortgage-backed securities" of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Association ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These mortgage-backed securities include "pass-through" securities and "participation certificates;" both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an "issuer" which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are "passed through" to the holders of the interest in the pool, thus, the payments to holders include varying amounts of principal and interest. Prepayment of the mortgages underlying these securities may result in the Fund's inability to reinvest the principal at comparable yields.

     Another type of mortgage-backed security is the "collateralized mortgage obligation", which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.

                             INVESTMENT RESTRICTIONS

     The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of the Fund. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. Except with respect to borrowing, changes in values of assets of the Fund will not cause a violation of the investment restrictions so long as percentage restrictions are observed by the Fund at the time that it purchases any security.

     As a matter of fundamental policy, the Fund is diversified; that means that at least 75% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers each of which represents no more than 5% of the value of the Fund's total assets and no more than 10% of the issuer's outstanding voting securities. The Fund's investment objective is fundamental.

     In addition, except as noted below, the Fund may not:

1. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it may not make investments while borrowings in excess of 5% of the value of its total assets are outstanding, provided that such borrowings may be made only to the extent that the value of the Fund's total assets, as the case may be, less its liabilities other than borrowings (including borrowings pursuant to item (a) or otherwise), is equal at all times to at least 300% of all borrowings (including the proposed borrowing);

2.   Make short sales of securities or maintain a short position;

3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

4.   Write put or call options;

5. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

6. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

7. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

8. Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts;

9.   Invest in oil and gas limited partnerships or oil, gas or mineral leases;

10. Make loans (except for investments in debt securities consistent with the investment policies of the Fund and in repurchase agreements; except that the Fund may make loans of portfolio securities);

11.  Make investments for the purpose of exercising control or management.

     The Fund observes the following restrictions as a matter of operating but not fundamental policy. Except as noted below, the Fund may not:

1. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law; or

2. Invest more than 15% of its net assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities issued under Rule 144A which are determined by the Board to be liquid).

3. The Board has adopted the following restriction which will take effect if and when the current fundamental restriction against securities lending is modified as discussed above: Make loans of portfolio securities in an amount exceeding 25% of their respective total assets.

                                   MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund's investment objectives and policies and to general supervision by the Board.

The current Trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below.


---------------------- ----------- ------------- ------------------- ------------ ----------------------

                                      Term of         Principal      Number of
                       Position       Office          Occupation     Portfolios
       Name, Address     with      and Length of        During       Overseen in   Other Directorships
          and Age      The Trust    Time Served    Past Five Years   Fund Complex        Held
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Independent Trustees of the Trust*
---------------------------------- ------------- ------------------- ------------ ----------------------

Walter E. Auch         Trustee     Indefinite    Management              4        Director,
  (born 1921)                      term since    Consultant.                      Nicholas-Applegate
2020 E. Financial Way              February                                       Funds, Citigroup
Glendora, CA 91741                 1997.                                          Funds, Pimco Advisors
                                                                                  LLP and Senele Group.
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Donald E. O'Connor     Trustee     Indefinite    Financial               4        Independent Director,
  (born 1936)                      term since    Consultant;                      The Forward Funds.
2020 E. Financial Way              February      formerly
Glendora, CA 91741                 1997.         Executive Vice
                                                 President and
                                                 Chief Operating
                                                 Officer of ICI
                                                 Mutual Insurance
                                                 Company (until
                                                 January 1997).

---------------------- ----------- ------------- ------------------- ------------ ----------------------
George T. Wofford III  Trustee     Indefinite    Senior Vice             4        None.
  (born 1939)                      term since    President,
2020 E. Financial Way              February      Information
Glendora, CA 91741                 1997.         Services, Federal
                                                 Home Loan Bank of
                                                 San Francisco.

---------------------- ----------- ------------- ------------------- ------------ ----------------------
James Clayburn LaForce Trustee     Indefinite    Dean Emeritus,          4        Director, The Payden
  (born 1927)                      term since    John E. Anderson                 & Rygel Investment
2020 E. Financial Way              May 2002.     Graduate School                  Group, The
Glendora, CA 91741                               of Management,                   Metzler/Payden
                                                 University of                    Investment Group, PIC
                                                 California, Los                  Investment Trust,
                                                 Angeles.                         BlackRock Funds,
                                                                                  Jacobs Engineering,
                                                                                  Arena
                                                                                  Pharmaceuticals,
                                                                                  Cancervax.
---------------------- ----------- ------------- ------------------- ------------ ----------------------
George J. Rebhan       Trustee     Indefinite    Retired; formerly       4        Trustee, E*TRADE
  (born 1934)                      term since    President,                       Funds.
2020 E. Financial Way              May 2002.     Hotchkis and
Glendora, CA 91741                               Wiley Funds
                                                 (mutual funds)
                                                 from 1985 to 1993.
---------------------------------- ------------- ------------------- ------------ ----------------------
Interested Trustee of the Trust**
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Eric M. Banhazl        Trustee     Indefinite    Senior Vice             4        None.
  (born 1957)                      term since    President, U.S.
2020 E. Financial Way              February      Bancorp Fund
Glendora, CA 91741                 1997.         Services, LLC
                                                 since July 2001;
                                                 Treasurer,
                                                 Investec Funds;
                                                 formerly,
                                                 Executive Vice
                                                 President,
                                                 Investment
                                                 Company
                                                 Administration,
                                                 LLC; ("ICA")
                                                 (mutual fund
                                                 administrator and
                                                 the Fund's former
                                                 administrator).
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Officers of the Trust
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Eric M. Banhazl        President   Indefinite    See Above.              4        See Above.
  (see above)          (Interested term since
                       Trustee -   February
                       see above.) 1997.
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Douglas G. Hess        Treasurer   Indefinite    Vice President,         4        None.
  (born 1967)                      term since    Compliance and
615 East Michigan St.              June 2003     Administration,
Milwaukee, WI 53202                              U.S. Bancorp Fund
                                                 Services, LLC
                                                 since March 1997.
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Rodney A. DeWalt       Secretary   Indefinite    Legal and               4        None.
  (born 1967)                      term since    Compliance
615 East Michigan St.              December      Administrator,
Milwaukee, WI 53202                2003.         U.S. Bancorp Fund
                                                 Services, LLC
                                                 since
                                                 January 2003.
                                                 Thrivent
                                                 Financial for
                                                 Lutherans from
                                                 2000 to 2003,
                                                 Attorney Private
                                                 Practice 1997 to
                                                 2000
---------------------- ----------- ------------- ------------------- ------------ ----------------------
*    Denotes those Trustees of the Trust who are not "interested persons" of the
     Trust as defined under the 1940 Act ("Independent Trustees").
**   Denotes  Trustee who is an "interested  person" of the Trust under the 1940
     Act.  Mr.  Banhazl  is an  interested  person of the Trust by virtue of his position as President of the Trust.  He is also an officer of U.S.  Bancorp
     Fund  Services,  LLC, the  administrator  for the Fund.  U.S.  Bancorp Fund
     Services,  LLC is an  affiliate  of Quasar  Distributors,  LLC,  the Fund's distributor.

Compensation

     Each Independent Trustee receives $18,000 per year in fees, plus $500 for each special meeting attended and is reimbursed for expenses. This amount is allocated among each of the series of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.


----------------------- ----------------- ----------------- ------------- --------------
                                             Pension or                      Total
                                              Retirement     Estimated    Compensation
                            Aggregate         Benefits         Annual     from Trust(2)
                        Compensation From   Accrued as Part Benefits Upon   Paid to
Name of Person/Position   the Trust(1)     of Fund Expenses   Retirement    Trustees
----------------------- ----------------- ----------------- ------------- --------------

Walter E. Auch, Trustee      $18,000            None            None        $18,000
Donald E. O'Connor,
Trustee                      $18,000            None            None        $18,000
George T. Wofford III,
Trustee                      $18,000            None            None        $18,000
James Clayburn LaForce,      $18,000            None            None        $18,000
Trustee

George J. Rebhan,
Trustee                      $18,000            None            None        $18,000
----------------------- ----------------- ----------------- ------------- --------------
(1)  For the fiscal year November 1, 2002 through October 31, 2003.
(2)  There are currently numerous different portfolios comprising the Trust. For the fiscal year ended  October 31, 2003, no trustees fees and expenses were allocated to the Fund.

Trust Committees

     The Trust has three standing committees: The Audit Committee, the Qualified Legal Compliance Committee and the Valuation Committee. The Audit Committee is comprised of all of the Independent Trustees. It does not include any interested Trustees. The Audit Committee typically meets twice per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a Fund's financial statements and to ensure the integrity of the Fund's pricing and financial reporting. As the Fund is a newly formed series of the Trust, the Audit Committee has not met with respect to the Fund.

     As of September 12, 2003, the Audit Committee also serves as the Qualified Legal Compliance Committee ("QLCC") for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the "issuer attorneys"). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially "up the ladder" to other entities).

     The Trust's Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the
Administrator's staff who is knowledgeable about the Fund and at least one Trustee. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. As the Fund is a newly formed series of the Trust, the Valuation Committee has not met with respect to the Fund.

Board Interest in the Fund

     As of November 30, 2003, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, as of December 31, 2002, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Distributor or an affiliate of the Advisor or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates. In addition, during the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Distributor or any affiliate thereof was a party.

------------------------------- ------------------ ---------------------------
                                Dollar Range of
                                Equity Securities  Aggregate Dollar Range of
                                in the Fund        Equity Securities in all
                                (None, $1-$10,000, Registered Investment
                                10,001-$50,000,    Companies Overseen by
                                $50,001-$100,000,  Trustee in Family of
Name of Trustee                 Over $100,000)     Investment Companies
------------------------------- ------------------ ---------------------------
Walter E. Auch, Trustee         None               None
Eric M. Banhazl, Trustee        None               None
Donald E. O'Connor, Trustee     None               None
George T. Wofford III, Trustee  None               None
James Clayburn LaForce, Trustee None               None
George J. Rebhan, Trustee       None               None

------------------------------- ------------------ ---------------------------

Control Persons, Principal Shareholders, and Management Ownership

     A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of November 30, 2003, the following shareholders were considered to be either a control person or principal shareholder of the Predecessor Fund:

  ------------------------------------ ------------------------ ----------------
  Name and Address                       No. of Shares Owned      % of Shares
  ------------------------------------ ------------------------ ----------------
  Vanguard Fiduciary Trust Co-Trustee
   for all PIC Funds                        2,913,278.83                47.1%
  P.O. Box 2600
  Valley Forge, PA 19482

  State Street Corp.                        1,030,931.403               16.7%
  FBO The City of Roanoke Pension
  1 Enterprise Drive, Suite 3C
  Quincy, MA 02171-2126

  Reinco                                     595,540.160                 9.6%
  c/o Bank of Hawaii
  P.O. Box 1930 Honolulu, HI 96805

  Charles Schwab & Co. Inc.                  450,680.83                  7.3%
  Special Custody Account for the
   Benefit of Customers
  101 Montgomery Street
  San Francisco, CA 94104-4122

  George E. Handtmann III and Janet L.
   Handtmann - Family Trust                  415,104.542                 6.7%
  333 Lambert Rd.
  Carpinteria, CA 93031-3019

  ------------------------------------ ------------------------ ----------------
The Advisor

     Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California, 91101-4106, acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board may determine, the Advisor is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments.

     The Advisor is an indirect, wholly owned subsidiary of Old Mutual plc, a public limited company based in the United Kingdom. Old Mutual is a financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance. On September 26, 2000, Old Mutual acquired the assets of United Asset Management Corporation, the Advisor's parent company; on that date the Advisor entered into a new Advisory Agreement having the same terms as the previous Advisory Agreement with the Fund. The term "Advisor" also refers to the Advisor's predecessor.

     Under the Advisory Agreement, the Advisor will provide a continuous investment program for the Fund and make decisions and place orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, the Fund and the Trust are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Fund and the legal obligations with respect to which the Trust or the Fund may have to indemnify their officers and Trustees; and (xii) amortization of organization costs.

     In consideration of the services provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Fund's average daily net assets specified in the Prospectus. However, the Advisor may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For the periods indicated below, the Portfolio in which the Predecessor Fund invested paid the following advisory fees to its Advisor:

---------- ----------------------- ---------------------- --------------------
Year             Total Fees             Fees Waived         Balance Paid to
             Accrued by Advisor                                 Advisor
---------- ----------------------- ---------------------- --------------------
2003       $              391,824  $             132,881  $           258,943
2002                      603,500                 87,952              515,548
2001                      897,486                 21,125              876,361
---------- ----------------------- ---------------------- --------------------

     The Fund is responsible for its own operating expenses. The Advisor, however, has contractually agreed to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board's subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

     In granting its approval of the Advisory Agreement at a meeting of the Board on September 12, 2003, the full Board, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services to be provided by the Advisor to the Predecessor Fund; (b) the appropriateness of the fees paid by the Fund to the Advisor; (c) the level of estimated Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Advisor; and (e) the nature of the Fund's investments. Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board noted, among other things, that the advisory fees to be paid by the Fund and the proposed expenses of the Fund were reasonable and generally consistent in relation to the relevant peer groups and that the Advisor's brokerage practices were reasonably efficient.

     After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board, or by the Advisor on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

     The Advisor also provided certain administrative services to the Predecessor Fund pursuant to Administration Agreements, including assisting shareholders of the Predecessor Fund, furnishing office space and permitting certain employees to serve as officers and Trustees of the Trust. For its services, it earned a fee at the rate of 0.20% of the average net assets of each series of the Trust. Fees earned by the Advisor for administrative services for the fiscal years ended October 31, 2003, 2002, and 2001 are shown below:

             Fees Earned by the Advisor for Administrative Services

      -------------- ------------ ------------
          2003          2002         2001
      -------------- ------------ ------------
         $96,864      $148,160     $216,759
      -------------- ------------ ------------

     The Advisor had previously agreed to limit the aggregate expenses of the Predecessor Fund to 1.25% of its average daily net assets. As a result, for the fiscal years ended October 31, 2003, 2002, and 2001, the Advisor waived a portion of its fee and reimbursed certain expenses that exceeded these expense limits in the amounts shown below:

                Fees Waived and Expenses Absorbed by the Advisor
                           for Administrative Services

      -------------- ------------ ------------
          2003          2002         2001
      -------------- ------------ ------------
        $162,013      $156,783     $209,564
      -------------- ------------ ------------

     The Advisor has agreed to enter into an Operating Expense Limitation agreement with the Fund and has agreed to limit the Net Annual Operating Expenses to 0.95% of the Fund's average daily net assets. The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if, within three subsequent years, the Fund's expenses are less than the limit agreed to by the Advisor.

The Administrator

     Pursuant to an Administration Agreement (the "Administration Agreement"), U.S. Bancorp Fund Services, LLC (the "Administrator") acts as administrator for the Fund. The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, from time to time, monitoring the Fund's compliance with the Fund's investment objective and restrictions, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

     The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund or by the Administrator on 60 days' written notice (as defined in the 1940 Act). The Administration Agreement also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

     For the fiscal years ended October 31, 2003, 2002, and 2001 the Predecessor Fund paid the following in administration fees to USBFS:

                        Administrative Fees Paid to USBFS

-------------------------------------- ----------- ----------- ------------
                                          2003        2002        2001
-------------------------------------- ----------- ----------- ------------
Provident Investment Counsel
 Growth Fund I                           $15,000     $15,000    $15,000
-------------------------------------- ----------- ----------- ------------

The Distributor

     The Trust has entered into a Distribution Agreement (the "Distribution Agreement") with Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 (the "Distributor"), pursuant to which the Distributor acts as the distributor to each of the Funds of the Trust, provides certain administration services and promotes and arranges for the sale of the Fund's shares. The offering of the Fund's shares is continuous. The Distributor, Administrator, Transfer Agent and Custodian are affiliated companies.

     The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

                                SERVICE PROVIDERS

     U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the "Administrator"), provides administrative services to the Fund pursuant to an Administration Agreement. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required notice filings necessary to maintain the Fund's ability to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. U.S. Bancorp Fund Services, LLC also serves as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

     U.S. Bank, National Association, located at 425 Walnut St., Cincinnati, Ohio 45202, acts as custodian ("Custodian") of the securities and other assets of the Fund. The Administrator also acts as the Fund's transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund. The Administrator, Custodian and the Fund's distributor are affiliated entities under the common control of U.S. Bancorp.

     Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 are the independent public accountants for the Fund for the fiscal year ending October 31, 2004.

     Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105, are legal counsel to the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisory Agreement state that in connection with its duties to arrange for the purchase and the sale of securities held by the Fund by placing purchase and sale orders for the Fund, the Advisor shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Advisory Agreement to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by the Advisory Agreement to consider whether the broker provides research or statistical information to the Fund and/or other accounts of the Advisor. The Advisor may select brokers who sell shares of the Fund.

     The Advisory Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreement provide that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreement;
(ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

     Brokerage commissions for the Predecessor Fund for the past three fiscal years ended October 31, 2001, 2002, and 2003 were as follows:

      ---------- --------------------------- -----------------------------------
                   Brokerage Commissions     Portion Paid for Research Services
      ---------- --------------------------- -----------------------------------
      2003                $123,409                         $21,171
      2002                $158,382                         $16,934
      2001                $199,880                         $19,768
      ---------- --------------------------- -----------------------------------

     The decrease in brokerage commissions from 2001 to 2003 can be attributed to both the reduction in the size of the Growth Portfolio and to a reduction in the per share commission rate from $0.06 per share to $0.05 per share.

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of the Fund's investments. The research which the Advisor receives for the Fund's brokerage commissions, whether or not useful to the Fund, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

     Money market instruments usually trade on a "net" basis. On occasion, certain money market instruments may be purchased by the Fund directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     There are occasions on which the Advisor on behalf of the Fund may execute portfolio transactions concurrently with portfolio transactions in the same securities by other clients of the Advisor. Although some concurrent trading potentially could be either advantageous or disadvantageous to the Fund, they will be effected only when the Advisor believes that to do so is in the best interests of the Fund. When such concurrent trading occurs, the Advisor will seek to average prices or otherwise allocate the executions in an equitable manner among the Fund and the other parties involved.

     The Advisor adopted Best Execution Policy procedures in August 2001. The procedures provide compliance guidance for the Advisor when determining the reasonableness of commissions, whether its brokers are qualified, "step out" transactions, and the use soft dollars. Step out transactions are where portions of a trade are directed by the Advisor to another broker. Generally, the Advisor uses "step outs" to achieve better execution. Or, if a client directs brokerage so that the transaction is not a part of the Advisor's block trade, the Advisor may "step out" that client's portion of the transaction from its regular broker to the directed broker to follow the client's direction. The Advisor periodically reviews the implementation and the effectiveness of these procedures.

                               PORTFOLIO TURNOVER

     Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Portfolio Transactions and Brokerage." The Predecessor Fund's portfolio turnover rates for the past two fiscal years ended October 31, 2002 and 2003 were as follows:

                             Portfolio Turnover Rate

                            ------------ -----------
                               2003         2002
                            ------------ -----------
                              79.11%       83.09%
                            ------------ -----------

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Detailed information on the purchase and redemption of shares is included in the Fund's prospectus. Shares of the Fund are sold without a sales charge at the next price calculated after receipt of an order for purchase. To purchase shares of the Fund, you must invest the initial minimum investment. However, the Fund reserves the right to reduce or waive the minimums for certain retirement and other employee benefit plans; for the Advisor's employees, clients and their affiliates; for investment Advisors or financial institutions offering investors a program of services; or any other person or organization deemed appropriate by the Fund. You may redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business. A shareholder whose redemption order is received by the Fund's transfer agent after the close of trading on the NYSE will redeem shares at the net asset value as of the next trading day on the NYSE. A broker may charge a transaction fee for the redemption.

     The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or their shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in or has a history of excessive trading (usually defined as more than four transactions out of the Fund within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of the Fund's shareholders.

     Redemption-in-Kind. The Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash.

     Small Accounts. The Fund reserves the right to close an account that has dropped below $1,000, except retirement accounts, in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 30 days prior to any proposed redemption are invited to add to their account if they wish to continue as a shareholder of the Fund; however, the Fund does not presently contemplate making such redemptions and the Fund will not redeem any shares held in tax-sheltered retirement plans.

                                 NET ASSET VALUE

     The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the Exchange (normally 4 p.m. Eastern time) each business day. The Fund's net asset value is calculated separately.

     Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be other-the-counter. Debt securities may be valued based on prices provided by a pricing service which such prices are believed to reflect the fair market value of such securities. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board of Trustees.

     The net asset value per share is computed by dividing the value of the securities held by the Fund or Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities
(including accrued expenses) by the total number of interests in the Fund outstanding at such time, as shown below:

                    Net Assets             =       Net Asset Value per share
           ------------------------------
                Shares Outstanding


     An example of how the Predecessor Fund calculated the net asset value per share as of October 31, 2003 is as follows:

                      $50,418,608           =    $7.38
           -------------------------------
                       6,835,168


                                    TAXATION

Fund's Tax Status

     The Fund will be taxed under the Internal Revenue Code ( the "IRS Code") and intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the IRS Code. In each taxable year that the Fund qualifies, the Fund (but not their shareholders) will be relieved of federal income tax on that part of their investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

     In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of their investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record if the dividends are paid by the fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Special Tax Considerations

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Fund shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to provisions and limitations contained in the IRS Code. For example, certain retirement accounts cannot claim foreign tax credits on investments held by the Fund. If more than 50% in value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporation, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in the U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable income or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a non-resident alien individual or foreign corporation, may be subject to U.S. withholding tax on the income resulting from a Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to their shareholders the amount per share of such withholding taxes.

     Many of the options, futures and forward contracts used by the Fund are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character. Section 1256 contracts held by the Fund at the end of their fiscal year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the IRS Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

     Generally, the transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. In addition, losses realized on positions that are part of a straddle may be deferred under the rules, rather than being taken into account in the fiscal year in which the losses were realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by the Fund and taxed as ordinary income when distributed to shareholders of the Fund. The Fund may make certain elections available under the IRS Code which are applicable to straddles. If the Fund makes such elections, recognition of gains or losses from certain straddle positions may be accelerated.

     The tests which the Fund must meet to qualify as RICs, described above, may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.

     Under the IRS Code, fluctuations in exchange rates which occur between the dates various transactions are entered into or accrued and subsequently settled may cause gains or losses, referred to as "section 988" gains or losses. Section 988 gains or losses may increase or decrease the amount of income taxable as ordinary income distributed to shareholders.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

     Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

     The Fund is required to withhold a certain percentage of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold a certain percentage of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

                             PERFORMANCE INFORMATION

Average Annual Total Return

     Average annual total return quotations used in the Fund's prospectus are calculated according to the following formula:

                                         n
                                 P(1 + T) = ERV

Where:
       "P"      =       Represents a hypothetical initial investment of $1,000;
       "T"      =       Represents average annual total return;
       "n"      =       Represents the number of years; and
       "ERV"    =       Represents the ending   redeemable  value  at the end of
                        the period of a hypothetical $1000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     The Predecessor Fund's return for the periods ended October 31, 2003 are set forth below:

                           Average Annual Total Return

--------------- ------------- -------------
   One Year      Five Years    Ten Years
--------------- ------------- -------------
    15.31%         -7.57%        3.63%
--------------- ------------- -------------

Average Annual Total Return (after Taxes on Distributions)

     The Fund's quotations of average annual total return (after taxes on distributions) reflect the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:
                                      n
                              P(1 + T)  = ATV
                                             D

  Where:
       "P"      =       represents a hypothetical initial investment of $1,000;
       "T"      =       represents average annual total return;
       "n"      =       represents the number of years; and
       "ATV   " =       represents the ending value of  the hypothetical initial
            D           investment after taxes on distributions, not after taxes
                        on redemption.  Dividends  and  other  distributions are
                        assumed to be reinvested in  shares  at  the  prices  in
                        effect  on  the  reinvestment  dates.   ATV(D)  will  be
                        adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

     The Predecessor Fund's average annual total returns (after taxes on distributions) for the periods ending October 31, 2003 are as follows:

           Average Annual Total Return (after Taxes on Distributions)

--------------- ------------- -------------
   One Year      Five Years    Ten Years
--------------- ------------- -------------
    15.31%         -9.30%        1.94%
--------------- ------------- -------------

     Quotations of average annual total return after taxes on distributions for a five-year and ten-year period ended on the date of the most recent balance sheet referenced in the Trust's registration statement will be provided at such times as the registration statement has been in effect for such periods.

Average Annual Total Return (after Taxes on Distributions and Redemption)

     The Fund's quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

                                      n
                              P (1+ T)   = ATV
                                              DR

Where:
       "P"       =   represents a hypothetical initial investment of $1,000;
       "T"       =   represents average annual total return;
       "n"       =   represents the number of years; and
       "ATV    " =   represents the  ending redeemable value of the hypothetical
            DR       initial   investment  after  taxes  on   distributions  and
                     redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

     The Predecessor Fund's average annual total returns (after taxes on distributions and redemption) for the periods ended October 31, 2003 are as follows:

   Average Annual Total Return (after Taxes on Distributions and Redemptions)

--------------- ------------- -------------
   One Year      Five Years    Ten Years
--------------- ------------- -------------
    9.95%          -5.81%        3.23%
--------------- ------------- -------------

     Quotations of average annual total return after taxes on distributions and redemption for a five-year and ten-year period ended on the date of the most recent balance sheet referenced in the Trust's registration statement will be provided at such times as the registration statement has been in effect for such periods.

Yield

     Annualized yield quotations used in the Fund's prospectus are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                                               (6)
                          YIELD = 2 [ (a-b + 1)   - 1]
                                       ---
                                       cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and "d" equals the maximum offering price per share on the last day of the period.

     Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

                    ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

     The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the "USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

                               PROXY VOTING POLICY

     The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board's continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor's Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

     The Advisor has adopted Proxy Voting Policies and Procedures ("Advisor's Proxy Policies") are reasonably designed to ensure that proxies are voted in the best interests of the Fund's shareholders. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote. Pursuant to the Advisor's Proxy Policies, a Proxy Committee has been established that has appointed a Proxy Manager to analyze proxies and generally manage the proxy voting process. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

     Certain of the Advisor's proxy voting guidelines are summarized below:

o With respect to corporate governance issues, proxies are generally voted FOR management proposals unless there is a belief that such proposal may have a negative impact on the economic interests of shareholders, such as proposals limiting shareholder rights or imposing supermajority provisions;
o With respect to takeovers, proxies are generally voted FOR management sponsored anti-takeover proposals that (1) enhance management's bargaining position but do not discourage series offers, such as poison pills; and
o With respect to compensation plans, proxies are generally voted FOR management sponsored compensation plans that are reasonable, competitive and not unduly burdensome.

     Where a proxy proposal raises a conflict of interest between the Advisor's interest and the Fund's interest, the Proxy Committee will not take into consideration the relationship that raises the potential conflict of interest and will vote proxies solely in the best interest of the Fund. Further, any members of the Proxy Committee that personally have actual or potential conflicts of interest must notify appropriate parties and may be required to recuse himself or herself from participating in the decision process for that proxy vote. The Advisor also has procedures in place for reporting and investigating any perceived improper influence on the proxy voting decision-making process.

     In 2004, the Trust will be required to annually file new Form N-PX, which lists the Fund's complete proxy voting record for the 12-month period ending June 30. Once filed, the Fund's proxy voting record will be available without charge, upon request, by calling toll-free 1-800-618-7643 and on the SEC's website at www.sec.gov.

                               GENERAL INFORMATION

     The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value of 0.01 per share. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

     With respect to the Fund, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

     The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

     The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

     The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Boards of the Trust and the Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Advisor to invest in securities that may be purchased or held by the Fund.

                              FINANCIAL STATEMENTS

     The annual report to shareholders for the Predecessor Fund for the fiscal year ended October 31, 2003 is a separate document supplied with this SAI, and the financial statements, accompanying notes and reports of independent accountants appearing therein are incorporated by reference into this SAI.


                                    APPENDIX
                             Description of Ratings

Moody's Investors Service, Inc.: Corporate Bond Ratings

     Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Ratings Group: Corporate Bond Ratings

     AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

     Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.



[LOGO]






Provident Investment Counsel Twenty Fund - Class I








Advisor:
Provident Investment Counsel






Prospectus

December 24, 2003





                                Table of Contents

                                                                            Page

Risk/Return Summary............................................................1
The Principal Goals, Strategies and Risks of the Fund..........................1
The Principal Risks of Investing in the Fund...................................2
Who May Want to Invest.........................................................4
Performance....................................................................4
Fees and Expenses..............................................................5
Management.....................................................................6
Calculation of Net Asset Value.................................................8
How to Buy Shares..............................................................8
How to Sell Shares............................................................10
Selling Shares in Writing.....................................................11
Investor Services.............................................................12
Dividends, Capital Gains and Taxes............................................13
Distribution Options..........................................................13
Understanding Distributions...................................................14
Transaction Details...........................................................15
Financial Highlights..........................................................18
PRIVACY NOTICE................................................................19











Risk/Return Summary

The Principal Goals, Strategies and Risks of the Fund

Goal: Long term growth of capital. The Fund may change its objective without shareholder approval.


Strategy: Normally, the Provident Investment Counsel Twenty Fund (the "Fund") invests in approximately 15-30 stocks selected primarily from the stocks contained within the S&P/BARRA Growth and Russell 1000 Growth Indices. The Fund may also invest in companies contained within the S&P/BARRA Value and Russell 1000 Value Indices. The Fund primarily emphasizes large companies (i.e., companies with market capitalizations of $3 billion or greater at the time of purchase). In selecting investments, Provident Investment Counsel ("PIC"), the Fund's investment advisor does an analysis of, and invests in, individual companies that have at least one or more catalysts for growth. The catalysts may include matters such as new products, exploitation of demographic trends, proprietary products, gaining market share, and/or an improving cost structure that will permit the companies to attain or maintain very strong earnings per share growth.


PIC also seeks companies that have significant management ownership, well thought-out management goals and growth plans supported by stringent controls, and a commitment to enhancing shareholder value.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

PIC narrows the Fund's investment universe of potential investments to develop a watch list of approximately 350 names by screening for:


o Large companies (i.e., companies with market capitalization of $3 billion or more at the time of purchase);


o Companies that meet its revenue and earnings growth expectations (normally exceeding the average revenue and earnings growth expectations for the market on which the security is primarily traded); and

o Companies that PIC believes possess superior financial characteristics relative to the company's competitors/peers and that of the market on which the security is primarily traded.

Through further research employing technical and fundamental screens, company contact and communication with other research firms, PIC develops a buy list of no more than 60 stocks. Using a "bottom-up" security selection process (i.e., focusing on individual stocks rather than industries or sectors) PIC searches for companies:

o Possessing at least one catalyst for growth, such as new products, exploiting demographic trends, proprietary products, gaining market share and/or a changing cost structure in order to attain or maintain very strong earnings per share growth;

o    Where management owns a significant portion of the company's stock; and

o Having strong management goals and growth plans supported by stringent controls and a commitment to enhancing shareholder value.

Finally, PIC conducts regular meetings of its Fund Management Team, during which the team reviews individual security holdings and weightings, proposed new purchases and sales, sector weights, and performance attribution. The team evaluates a number of key economic and market criteria, and assesses the current environment for equity investments to help confirm its analysts' stock recommendations. PIC then focuses the assets of the Fund on its best investment ideas.


A sell decision is most often triggered when there is a fundamental change in a company, or when a strategic shift takes place in the overall strategy. Our ongoing review of holdings continues as we monitor companies that have:

o    Met or exceeded our price target

o    Declined 20 percent from average cost

o A P/E ratio that has reached extremes (P/E to growth ratio and P/E relative to historical levels)

o    Negative earnings revisions


Also, further review is conducted when a price declines in excess of 20% from a recent high or purchase price.

PIC normally invests the Fund's assets according to its investment strategy. However, the Fund may depart from its principal investment strategies by making short-term investments in high-quality cash equivalents for temporary, defensive purposes. The Fund may invest up to 100% of its assets in temporary defensive investments. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested. To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund's advisory fees and operational expenses.

The Principal Risks of Investing in the Fund

Management Risks. As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because PIC did not implement its strategy properly. You may lose money by investing in the Fund.

Equity Risks. As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Growth Company Risks. The Fund invests primarily in stocks of companies that PIC believes will have above average revenue and earnings growth for the market on which the stock is primarily traded. Such companies' earnings and/or revenues may not grow as quickly as projected. In addition, "growth stocks" may under perform other segments of the equity markets or the markets as a whole as a result of various factors such as a downturn in the economy or the prospects for a particular sector of the economy.

Non-Diversification Risks. Since the Fund is nondiversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Diversifying a mutual fund's investment can reduce the risks of investing by limiting the amount of money it invests in any one issuer. Therefore, being non-diversified may cause the value of the Fund's shares to be more sensitive to changes in the market value of a single issuer than diversified mutual funds.

Foreign Securities Risk. The Fund may invest in foreign securities. Investments in foreign securities involve risks that are not typically associated with domestic securities. The performance of foreign securities depends on different political and economic environments and other overall economic conditions than domestic securities. Changes in foreign currency exchange rates will affect the values of investments quoted in currencies other than the U.S. dollar. Less information may be publicly available about foreign issuers. Foreign stock markets have different clearance and settlement procedures, and higher commissions and transaction costs, than U.S. markets. Certain other adverse developments could occur, such as expropriation or confiscatory taxation, political or social instability, or other developments that could adversely affect the Fund's investments and its ability to enforce contracts.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect the Fund's performance.

Who May Want to Invest

The Fund may be appropriate for investors who are seeking long term growth of capital.

Performance

The Provident Investment Counsel Twenty Fund I (the "Predecessor Fund") began operations on April 30, 2000 as a series of UAM Funds Trust. On April 1, 2002, the Predecessor Fund became a series of PIC Investment Trust, a Delaware statutory trust. It has recently reorganized into the Provident Investment Counsel Twenty Fund, a newly formed series of Advisors Series Trust (the
"Trust"). The Fund adopted an investment objective and certain investment strategies and policies identical as those of the Predecessor Fund. The bar chart and table reflect the Predecessor Fund's performance for periods prior to the reorganization. The bar chart demonstrates the risks of investing in the Fund by showing changes in the Predecessor Fund's performance from year to year. The table below also demonstrates these risks, which shows how the Predecessor Fund's average annual returns compare over time with those of the S&P 500 Index and the Russell 1000 Growth Index. Unless otherwise indicated, the bar chart and table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Predecessor Fund's performance would be reduced. Past performance (before and after taxes) is not an indication of future performance.

                                Predecessor Fund
                          Calendar Year Total Returns*

2000            -28.90%
2001            -43.04%
2002            -34.81%


During the periods shown, the Predecessor Fund's best performance for a quarter was 18.77% (for the fourth quarter 2001). The Predecessor Fund's worst performance was -32.21% (for the first quarter 2001).


The Predecessor Fund's year-to-date return as of September 30, 2003 was 15.15%.


* During the calendar years 2000 and 2001, the Predecessor Fund was a series of UAM Funds Trust. During most of the calendar year 2002, the Predecessor Fund was a series of PIC Investment Trust.


Average Annual Total Return as of December 31, 2002

                                                             Since Inception
                                                1 Year         (12/29/1999)
                                                ------         ------------
Predecessor Fund
     Return Before Taxes                        -34.81%            -35.77%
     Return After Taxes on Distributions        -34.81%            -35.80%
     Return After Taxes on Distributions
      and Sale of Fund Shares  (1)              -21.38%            -25.60%
S&P 500 Index (2)                               -22.10%            -14.41%
Russell 1000 Growth Index (3)                   -27.88%            -23.57%
---------------
(1) The "Return After Taxes on Distributions and Sale of Fund Shares" is higher than the other return figures because when a capital loss occurs on redemption of Fund shares, a tax deduction benefits the investor.
(2) The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. This index is generally considered representative of the U.S. large capitalization market. This index assumes the reinvestment of dividends and does not incur expenses and is not available for investment.
(3) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index assumes the reinvestment of dividends and does not incur expenses and is not available for investment.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum sales charge (load) imposed on
     purchases (as a percentage of
     offering price)...............................................    None
Maximum deferred sales (load) charge
     (as a percentage of purchase or sale
      price, whichever is less)....................................    None
Redemption fee and Exchange fee(1).................................   1.00%
                                                                      -----

Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets)
Management Fees ...................................................   0.90%
Other Expenses ....................................................   0.78%
Shareholder Servicing Fee..........................................   0.15%
                                                                      -----
Total Annual Fund Operating Expenses ..............................   1.83%
    Expense Reimbursements ........................................  -0.73%
                                                                     ------
Net Expenses(2)....................................................   1.10%
                                                                      =====
----------------------------
(1) Shareholders will be charged 1.00% fee on redemptions or exchanges made within one month of purchase. The Fund's transfer agent charges a $15 fee for each wire transfer and a $5 fee for each telephone exchange.
(2) The Fund has entered into an expense reimbursement agreement with PIC, until such contractual arrangement is terminated by the Board of Trustees, under which PIC has agreed to limit the Fund's Net Annual Fund Operating Expenses, excluding interest and taxes, to not more than 1.10% of average daily net assets. Under this expense reimbursement agreement, PIC may request reimbursement of previously absorbed expenses at any time before the end of the third fiscal year after the fiscal year in which the expenses were absorbed. To request reimbursement, the Fund's current aggregate operating expenses must be below the applicable limitation. The Board of Trustees must review and approve the proposed reimbursement and may terminate the expense reimbursement arrangement at any time. Without the expense reimbursement, the Total Annual Fund Operating Expenses would be 1.83%.

Example: This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example is based upon Net Expenses as set forth in the above table. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses have remained the same. Although your actual costs may be higher or lower, based on these assumptions, the cost would be:

    1 year        3 years       5 years       10 years
    ------        -------       -------       --------
     $112           $350          $606         $1,340

Management

PIC is the advisor to the Fund. PIC's address is 300 North Lake Avenue, Pasadena, California, 91101. PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly-owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. An investment committee of PIC formulates and implements an investment program for the Fund, including determining which securities should be bought and sold.

For its services, PIC is entitled to an investment advisory fee of 0.90% of the Fund's average daily net assets for managing the Fund's investments. For the fiscal year ended October 31, 2003, PIC waived its advisory fee to the Portfolio in which Predecessor Fund invested.

Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan. Under the Shareholder Servicing Plan, PIC will provide, or arrange for others to provide, certain shareholder services to shareholders of the Fund. The Shareholder Servicing Plan provides for the payment to PIC of a service fee of up to 0.15% of the Fund's average daily net assets.

Description of Class

The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares for the Fund. Only Class I shares are currently available to shareholders of the Fund.


With Class I shares, you will not pay a sales charge when you initially invest in the Fund, however if you redeem your shares within one month of investing, you will be charged a 1.00% redemption fee of the amount redeemed.



YOUR ACCOUNT

Ways to Set Up
Your Account

Individual or Joint Tenant for your General Investment Needs

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

Retirement
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.

o Individual Retirement Accounts (IRAs) allow anyone of legal age and under 701/2 with earned income to invest up to $3,000 per tax year.

o Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Keogh or Corporate Profit Sharing and Money Purchase Pension Plans allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $40,000 per year.

o Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

o 403(b) Custodial Accounts are available to employees of most tax-exempt institutions, including schools, hospitals and other charitable organizations. These accounts need to be established by the trustee of the plan.

o 401(k) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

Gifts or Transfers to Minor
(UGMA, UTMA)
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

Trust
For money being invested by a trust

The trust must be established before an account can be opened.

Business or Organization
For investment needs of corporations, associations, partnerships or other groups

Does not require a special application.

Calculation of Net Asset Value

Once each business day, the Fund calculates its net asset value (NAV). NAV is calculated at the close of regular trading on the New York Stock Exchange
(NYSE), which is normally 4 p.m., Eastern time. NAV will not be calculated on days that the NYSE is closed for trading.

The Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees of the Trust ("Board" or "Trustees") believes accurately reflects fair value.

How to Buy Shares

The price you will pay to buy Fund shares is based on the Fund's NAV. Shares are purchased at the next NAV calculated after your investment is received in good order. "Good order" purchase requests means that your purchase request includes:

o    the name of the Fund
o    the dollar amount of shares to be purchased
o    accurately completed application or investment stub
o    check payable to "Provident Investment Counsel Mutual Funds"

If you buy shares by check and then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

If you are investing by wire, please be sure to call 1-800-618-7643 before sending each wire.

In compliance with the USA PATRIOT Act of 2001, please note that the Fund's transfer agent will verify certain information on your Account Application as part of the Trust's Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund's transfer agent at 1-800-618-7643 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Minimum Investments

To Open an Account                           $  2,000
The  Fund  may,  at  its   discretion,
waive  the  minimum investment  for
employees and affiliates of PIC or any
other person or organization deemed
appropriate.
For retirement accounts                      $    250
For automatic investment plans               $  2,000

To Add to an Account                         $    250
For retirement plans                         $    250
Through automatic investment plans           $    250

Minimum Balance                              $  1,000
For retirement accounts                      $    500

For Information:                       1-800-618-7643

To Invest

By Mail:
Provident Investment Counsel Mutual Funds
[Name of Fund]
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

By Wire:
Call: 1-800-618-7643  to set up an account and arrange a wire transfer

By Overnight Delivery:
Provident Investment Counsel Mutual Funds
[Name of Fund]
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.


How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received by the Fund's transfer agent with complete information and meeting all the requirements discussed in this Prospectus.

To sell shares in a non-retirement account, you may use any of the methods described on these two pages. If you are selling some but not all of your shares, you must leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

Certain requests must include a signature guarantee. It is designed to protect you and the Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

o    You wish to redeem more than $100,000 worth of shares;

o The redemption is being mailed to a different address from the one on your account (record address); or

o The redemption is being made payable to someone other than the account owner.

o The redemption is being sent by federal wire transfer to a bank other than the bank of record of the account owner.

o If a change of address request has been received by the transfer agent within the last 15 days.

Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Fund's transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. A notary public cannot provide a signature guarantee.

Selling Shares in Writing

Write a "letter of instruction" with:

o    Your name:

o    Your Fund account number:

o    The dollar amount or number of shares to be redeemed; and

o Any other applicable requirements listed under "Important Redemption Information."

Unless otherwise instructed, PIC will send a check to the record address.

Mail your letter to:
Provident Investment Counsel Mutual Funds
[Name of Fund]
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701


Important Redemption Information
                  Account Type                     Special Requirements
----------------- -------------------------------- -------------------------------------------------

Phone             All   account   types   except   * Your telephone call must be received by 4
1-800-618-7643    retirement. Retirement  account    p.m. Eastern time to be redeemed on that day
                  redemptions must be made in       (maximum check request $100,000)
                  writing.
----------------- -------------------------------- -------------------------------------------------
Mail or in Person Individual, Joint Tenant, Sole   * The letter of instructions must be signed by
                  Proprietorship, UGMA, Tenant,      all persons required to sign for transactions,
                  Sole Proprietorship, UGMA,         exactly as their names appear on the account.
                  UTMA

                  Retirement Account               * The account owner should provide a letter of
                                                     instruction.

                  Trust                            * The trustee must sign the letter indicating
                                                     capacity as trustee. If the trustee's name is
                                                     not in the account registration, provide a
                                                     copy of the trust document certified within
                                                     the last 60 days.

                  Business or Organization         * At least one person authorized by corporate
                                                     resolutions to act on the account must sign
                                                     the letter.
                                                   * Include a corporate resolution with corporate
                                                     seal or a signature guarantee.

                  Executor, Administrator,         * Call 1-800-618-7643 for instructions.
                  Conservator, Guardian
----------------- -------------------------------- -------------------------------------------------
Wire              All account types except         * You must sign up for the wire feature before
                  retirement. Retirement account     using it.  To verify that it is in place,
                  redemptions must be made           call 1-800-618-7643.  Minimum redemption
                  in writing.                        wire: $5,000.

                                                   * Your wire  redemption  request  must be received
                                                     by the Fund before 4 p.m.  Eastern  Time for money
                                                     to be wired the next business day.

                                                   * You will be charged a $15 fee for each wire redemption.




Redemption Fee. The Fund imposes a 1% redemption fee on redemptions or exchanges of shares held for less than one month. The fee is deducted from your proceeds and is retained by the fund for the benefit of its long-term shareholders.

The Fund is intended for long-term investors. Short-term "market-timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund will assess a fee on redemptions of Fund shares purchased and held for less than one month. Although the Fund has the goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. Further, the Fund, in its discretion, after consideration of the best interests of the Fund and its shareholders, may choose not to apply the redemption fee to redemptions that do not indicate market timing strategies. In addition, the fee does not apply to shares purchased through reinvested dividends or capital gains.

Redemption-in-Kind. The Fund reserves the right to redeem your shares "in kind." For example, if you redeem a large number of shares and the Fund is unable to sell securities to raise cash, the Fund may send you a combination of cash and a share of the Fund's securities. The Fund does not expect to do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-618-7643 to request individual copies of these documents. Once we receive notice to stop householding we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Investor Services

The Fund provides a variety of services to help you manage your account.

Information Services

PIC's telephone representatives can be reached at 1-800-618-7643.

Statements and reports that PIC sends to you include the following:

o Confirmation statements (after every transaction that affects your account balance or your account registration)

o    Annual and semi-annual shareholder reports (every six months)

o    Quarterly account statements

Transaction Services

Exchange Privilege. You may sell your shares and buy Class I shares of other Provident Investment Counsel Funds by telephone or in writing. Note that exchanges into each Fund are limited to shares of similar classes, four exchanges per calendar year, may under certain circumstances involve payment of a redemption fee, and may have tax consequences for you. Also see, "Shareholder Account Policies."

Automatic Investment Plans

One easy way to pursue your financial goals is to invest money regularly. The Fund offers convenient services that let you transfer money into your Fund account automatically. Automatic investments are made on the 20th day of each month or, if that day is a weekend or holiday, on the prior business day. While automatic investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-618-7643 for more information.

Shareholder Account Policies

Dividends, Capital Gains and Taxes

The Fund distributes substantially all of its income and capital gains, if any, to shareholders each year in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-618-7643 for instructions. The Fund offers three options:

1. Reinvestment Option. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gain distributions.

If you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions

As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes its net income along to investors as distributions which are taxed as dividends; long term capital gain distributions are taxed as long term capital gains regardless of how long you have held your Fund shares. Every January, the Fund will send you and the IRS a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions, including exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell or exchange them.

Whenever you sell shares of the Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sale resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

Tax Issues. The Fund has elected, and intends to continue to qualify, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"), by distributing substantially all of its net investment income and net capital gains to its shareholders and meeting other requirements of the IRS Code relating to the sources of its income and diversification of assets. Accordingly, the Fund generally will not be liable for federal income tax or excise tax based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the IRS Code. If the Fund is unable to meet certain IRS Code requirements, it may be subject to taxation as a corporation.

For federal income tax purposes, any dividends derived from net investment income and any excess of net short-term capital gain over net long-term capital loss that investors receive from the Fund are considered ordinary income. Part of the distributions paid by the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders under the IRS Code. Distributions of the excess of net long-term capital gain over net short-term capital loss from transactions of the Fund are treated by shareholders as long-term capital gains regardless of the length of time the Fund's shares have been owned. Distributions of income and capital gains are taxed in the manner described above, whether they are taken in cash or are reinvested in additional shares of the Fund.

Part of the Fund's investment income may be subject to foreign income taxes that are withheld at the source. If the Fund meets certain requirements under the IRS Code, it may pass through these foreign taxes to shareholders, who may then claim, subject to applicable limitations, a credit or deduction against their own taxes for their share of foreign taxes paid.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

The Fund will inform its investors of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise investors of the tax status of those distributions and dividends. Investors (including tax exempt and foreign investors) are advised to consult their own tax advisers regarding the particular tax consequences to them of an investment in shares of the Fund. Additional information on tax matters relating to the Fund and its shareholders is included in the Statement of Additional Information.

Transaction Details

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to "backup withholding" for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold amounts from your taxable distributions and redemptions.

You may initiate many transactions by telephone. PIC and its agents will not be liable for losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. We will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them.

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Privilege." Purchase orders may be refused if, in PIC's opinion, they would disrupt management of the Fund.

Please note this about purchases:

o All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

o The Fund does not accept cash, third party checks, U.S. Treasury checks, credit card checks, travelers' checks, starter checks, money orders or cashiers' checks.

o When making a purchase with more than one check, each check must have a value of at least $50.

o The Fund reserves the right to limit the number of checks processed at one time.

o If your check does not clear, your purchase will be canceled and a $25 fee will be assessed against your account by the transfer agent. You will also be responsible for any losses suffered by the Fund as a result.

You may buy shares of the Fund or sell them through a broker, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.

Certain financial institutions that have entered into sales agreements with PIC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Please note this about redemptions:

o Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.

o Redemptions may be suspended or payment dates postponed beyond seven days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

o The Fund reserves the right to deduct an annual maintenance fee of $15 from accounts with a value of less than $1,000. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the Fund's transfer agent, is designed to offset in part the relatively higher cost of servicing smaller accounts.

o The Fund also reserves the right to redeem your shares and close your account if it has been reduced to a value of less than $1,000 as a result of a redemption or transfer ($500 for retirement accounts). The Fund will give you 30 days prior notice of its intention to close your account.

Please note this about exchanges:

As a shareholder, you have the privilege of exchanging shares of the Fund for Class I shares of other Provident Investment Counsel Funds. However, you should note the following:

o    The Fund you are exchanging into must be registered for sale in your state.

o You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

o    Before exchanging into a Fund, read its prospectus.

o Exchanges are considered a sale and purchase of Fund shares for tax purposes and may result in a capital gain or loss.

o Because excessive trading can hurt fund performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for the purposes of the four exchange limit.

o Each Fund reserves the right to refuse exchange purchases by any person or group if, in PIC's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

o    The exchange may be subject to a redemption fee.

                              Financial Highlights

The table shows the Predecessor Fund's financial performance for the past five years. Prior to April 1, 2002, the Predecessor Fund was a series of UAM Funds Trust. Certain information reflects financial results for a single Predecessor Fund share. For the periods shown, the Predecessor Fund invested in securities of its corresponding master portfolio (the "Portfolio"). "Total return" shows how much your investment in the Predecessor Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP for each of the five years in the period ended October 31, 2003. The Predecessor Fund's financial statements are included in the Annual and Semiannual Reports and the report of the independent certified public accountants is included in the Annual Report which is available upon request.

                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

For a Share Outstanding Throughout Each Period


                                                                            Year Ended
                                      Year Ended      May 1, 2002            April 30,
                                      October 31,       Through       -------------------   Period Ended*
                                         2003     October 31, 2002***     2002    2001     April 30, 2000
------------------------------------- ----------- ------------------- ---------- -------- ----------------
Net asset value, beginning of period     $2.76        $3.82              $5.42    $9.61       $10.00
                                         -----        -----              -----    -----       ------

Income from investment operations:
     Net investment loss                (0.02)        (0.01)             (0.03)   (0.04)       (0.02)
     Net realized and unrealized         0.51         (1.05)             (1.57)   (4.15)       (0.37)++
                                         ----         ------             ------   ------        -----
       gain/(loss) on investments

Total from investment operations         0.49         (1.06)             (1.60)   (4.19)       (0.39)
                                         ----         ------             ------   ------       ------

Net asset value, end of period           $3.25        $2.76              $3.82    $5.42        $9.61
                                         =====        =====              =====    =====        =====

Total Return#                           17.75%       (27.75)%^          (29.52)% (43.60)%      (3.90)%^
------------------------------------- ----------- ------------------- ---------- -------- ----------------

Ratios and Supplemental Data:
     Net assets, end of period           $20.2       $16.1              $22.1    $26.7        $31.3
     (millions)

Ratio to average net assets
     Expenses**                          1.30%         1.30%+             1.30%    1.30%        1.31% +
     Net investment (loss) income       (0.80%)       (0.95)%+            0.94%   (0.78)%      (0.57)% +

Portfolio turnover rate                  136%         84%^               140%     137%          80%^

+    Annualized
^    Not Annualized
*    Commenced operations on December 29, 1999.
# Total return would have been lower had certain expenses not been waived by PIC during the period.
++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period, because of the timing of sales and repurchases of the Predecessor Fund shares in relation to fluctuating market value of the investments in the Predecessor Fund.
** Net of fees waived of 0.95%, 0.84%, 0.64%, 0.58% and 0.60% of average net assets, respectively.
***  The  Predecessor  Fund changed its fiscal year end from April 30 to October
     31.

                                 Privacy Notice

The Fund may collect non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;

o    Information you give us orally; and

o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to nonaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary will govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

                    Provident Investment Counsel Mutual Funds

                    Provident Investment Counsel Twenty Fund

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports: Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement  of  Additional  Information  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this
Prospectus.

You can get free copies of the Fund's reports and SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                    Provident Investment Counsel Mutual Funds
                       c/o U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701
                            Telephone: 1-800-618-7643
                                 www.provnet.com

You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling the Commission at (202) 942-8090. Reports and other information about the Fund are available:

Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov.

For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.



                  (The Trust's SEC Investment Company Act File No. is 811-07959)






               PROVIDENT INVESTMENT COUNSEL TWENTY FUND - CLASS I

                        a series of Advisors Series Trust



                       Statement of Additional Information


                                December 24, 2003









     This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the Prospectus dated December 24, 2003, as may be revised, of the Provident Investment Counsel Twenty Fund - Class I, a series of the Advisors Series Trust (the "Trust"). In this SAI, the Provident Investment Counsel Twenty Fund - Class I may be referred to as the "Fund."

     Provident Investment Counsel (the "Advisor") is the investment advisor to the Fund.

     A copy of the prospectus may be obtained from the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling toll free at 1-800-618-7643.

     The annual report to shareholders for the Fund for the fiscal year ended October 31, 2003 and the semiannual report for the period ending April 30, 2003 are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference into this SAI.


                                TABLE OF CONTENTS
                                                                            Page
Investment Objectives and Policies.............................................3
Investment Restrictions.......................................................32
Management....................................................................33
Control Persons...............................................................36
Investment Advisory and Other Services........................................37
Service Providers.............................................................41
Anti-Money Laundering Program.................................................41
Proxy Voting Policy...........................................................42
Portfolio Transactions and Brokerage..........................................43
Portfolio Turnover............................................................44
Additional Purchase and Redemption Information................................45
Net Asset Value...............................................................46
Taxation......................................................................46
Dividends and Distributions...................................................47
Performance Information.......................................................48
General Information...........................................................51
Financial Statements..........................................................52


                       INVESTMENT OBJECTIVES AND POLICIES

     The Trust is an open-end, management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value $0.01 per share. This SAI relates only to the Fund.

     The Trust is registered with the Securities and Exchange Commission ("SEC") as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Fund's prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

     The Provident Investment Counsel Twenty Fund I began operations on April 30, 2000. On April 1, 2002, the Fund became a series of PIC Investment Trust, a Delaware statutory trust after first being a series of UAM Funds Trust (the "Predecessor Fund"). It has recently reorganized into the Provident Investment Counsel Twenty Fund, a newly formed series of the Trust on December 19, 2003. Before the reorganization into the Trust, the Fund had no assets or liabilities.

     The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended ("1940 Act"), which details the attributes of each class. Generally, Class A shares are subject to a front-end sales load and a Rule 12b-1 fee as described in the prospectus. Class B shares are subject to a contingent deferred sales load and a 12b-1 fee as described in the prospectus. Class I shares are not subject to a sales load nor a Rule 12b-1 fee.

Introduction

     The investment objective of the Fund is to provide long term growth of capital. There is no assurance that the Fund will achieve its objective. The discussion below supplements information contained in the prospectus as to investment policies of the Fund. The Advisor may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Fund achieve its goals.

Borrowing

     The Fund may borrow money, as permitted by its fundamental investment objectives:

o It may borrow from banks (as defined in the 1940 Act or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed);

o It may borrow up to an additional 5% of its total assets from anyone for temporary purposes;

o It may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and

o It may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

     Borrowing is a form of leverage, which may magnify the Fund's gain or loss. To mitigate the risks of leverage, the Fund will limit the amount it may borrow to not more than 33-1/3% of its total assets, taken at market value. In addition, the Fund will only borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

Debt Securities

     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

o    By the right of the issuer to borrow from the U.S. Treasury;
o    By  the  discretionary   authority  of  the  U.S.  government  to  buy  the
     obligations of the agency; or
o    By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Advisor will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such  securities is becoming  increasingly  liquid,
securities   issued  by  certain  private   organizations  may  not  be  readily
marketable.

Government National Mortgage Association (GNMA)

     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (FHLMC)

     FHLMC is a shareholder-owned corporation government sponsored enterprise. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

Risks of Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion
("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs typically pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A Real Estate Mortgage Investment Conduit (a "REMIC") is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations

     The Fund will only invest in a security issued by a commercial bank if the bank:

o Has total assets of at least $1 billion, or the equivalent in other currencies;
o    Is a U.S. bank and a member of the Federal Deposit  Insurance  Corporation;
     and
o Is a foreign branch of a U.S. bank and the Advisor believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against money deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptance

     A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

Zero Coupon Bonds

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its assets to generate sufficient cash to satisfy certain income distribution requirements. These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U. S. Treasury sells itself.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration

     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

     An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing its effective duration, which may adversely affect its expected performance.

Extension Risk

     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Advisor may determine that it is of investment-grade. The Advisor may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), Duff & Phelps Rating Co. and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

     The Advisor may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Advisor monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

Derivatives

     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Unless, otherwise stated in the Fund's prospectus, the Fund can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its assets by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

Futures

     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade known as "contract markets" - approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

     Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, or custodian bank when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

     Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. The opposite is also true. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

     The Fund may incur commission expenses when it opens or closes a futures position.

Options

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

Purchasing Put and Call Options

     When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

     Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

     The purchaser of an option may terminate its position by:

o    Allowing it to expire and losing its entire premium;
o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
o    Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options

     When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

     The Fund is permitted only to write covered options. The Fund can cover a call option by owning:

o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
o A call option on the same security or index with the same or lesser exercise price;
o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
o In the case of an index, the fund of securities that corresponds to the index.

     The Fund can cover a put option by:

o    Entering into a short position in the underlying security;
o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
o    Maintaining the entire exercise price in liquid securities.

Options on Securities Indices

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its assets.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

Combined Positions

     The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts

         A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

o Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

o    Do not require an initial margin deposit.

o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies

     A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

     The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

     The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

     It is difficult to forecast with precision the market value of certain assets at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Swaps, Caps, Collars and Floors

Swap Agreements

     A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

     Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

     Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     Equity Swaps - In a typical equity index swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

     Interest Rate Swaps - Interest rate swaps are financial instruments that involve the exchange on one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

     Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

     Currency Swaps - A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Caps, Collars and Floors

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Correlation of Prices

     The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Advisor will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the assets the Fund it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

o Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

o A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

o Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

Lack of Liquidity

     Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction.
Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

o Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

o    Have to purchase or sell the instrument underlying the contract;

o    Not be able to hedge its investments; and

o    Not be able to realize profits or limit its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

o An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

o Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

o The facilities of the exchange may not be adequate to handle current trading volume;

o Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

o Investors may lose interest in a particular derivative or category of derivatives.

Management Risk

     If the Advisor incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on its Advisor's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Advisor's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Volatility and Leverage

     The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     o    Actual and anticipated changes in interest rates;
     o    Fiscal and monetary policies; and
     o    National and international political events.

     Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Equity Securities

Types of Equity Securities

Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Convertible Securities

     Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. In addition, they are also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

     A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

     While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Advisor and applicable sub-advisor take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

General Risks of Investing in Stocks

     While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;
o Factors affecting an entire industry, such as increases in production costs; and
o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Companies

     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

Foreign Securities

Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     o They can invest directly in foreign securities denominated in a foreign currency;
     o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and
     o    They can invest in investment funds.

American Depositary Receipts (ADRs)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Investment Funds

     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only the proportionate share of the expenses of the Fund itself (including operating expenses and the fees of the Advisor), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

     Foreign  securities,  foreign  currencies,  and  securities  issued by U.S.
entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

Stock Exchange and Market Risk

     The Advisor  anticipates that in most cases an exchange or over-the-counter
(OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways:

o They are generally more volatile and not as developed or efficient as than those in the United States;

o    They have substantially less volume;

o Their securities tend to be less liquid and to experience rapid and erratic price movements;

o Commissions on foreign stocks are generally higher and subject to set minimum rates, as opposed to negotiated rates;

o Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets; and

o They may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign Currency Risk

     While the Fund denominates its net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

o It may be expensive to convert foreign currencies into United States dollars and vice versa;

o Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

o    Have relatively unstable governments;

o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

o    Offer less protection of property rights than more developed countries; and

o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Investment Companies

     The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests.

Repurchase Agreements

     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

     When the Fund enters into a repurchase agreement it will:

o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

Restricted Securities

     The Fund may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Advisor determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

Securities Lending

     The Fund may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. When the Fund lends its securities, it will follow the following guidelines:

o The borrower must provide collateral at least equal to the market value of the securities loaned;
o The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;
o The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);
o It must be able to terminate the loan at any time; o It must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and
o    It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When the Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

o Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

o    Experience delays in recovering its securities.

Short Sales

Description of Short Sales

     Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

     Investors typically sell securities short to:

     o    Take advantage of an anticipated decline in prices.
     o    Protect a profit in a security it already owns.

     The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

     To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

     The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

     In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.

     Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and
(b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

When Issued Transactions

     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     The Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

                             INVESTMENT RESTRICTIONS

     The following investment limitations are fundamental, which means the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

1. Concentrate its investments in securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the United States government or its agencies or instrumentalities or when the portfolio adopts a temporary defensive position).

2.   Issue senior securities, except as permitted by the 1940 Act.

3.   Invest in physical commodities or contracts on physical commodities.

4. Purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

5. Make loans except (i) that the acquisition of investment securities or other investment instruments in accordance with the Fund's prospectus and statement of additional information shall not be deemed to be the making of a loan; and (ii) that the Fund may lend its portfolio securities in accordance with applicable law and the guidelines set forth in the Fund's prospectus and statement of additional information, as they may be amended from time to time.

6.   Underwrite the securities of other issuers.

7. Borrow money, except to the extent permitted by applicable law and the guidelines set forth in the Fund's prospectus and statement of additional information, as they may be amended from time to time.

     The following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund will not:

1. Purchase on margin or sell short except that the Fund may purchase futures as described in the prospectus and this SAI.

2.   Invest in other investment companies except as permitted by the 1940 Act.

3. Invest more than an aggregate of 15% of its net assets in securities that are subject to legal or contractual restrictions on resale (restricted securities) or securities for which there are no readily available markets (illiquid securities).

                                   MANAGEMENT

     The overall management of the business and affairs of the Trust is vested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day to day operations of the Trust are delegated to its officers, subject to the Fund's investment objectives and policies and to general supervision by the Board.

The current Trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below.


---------------------- ----------- ------------- ------------------- ------------ ----------------------

                                      Term of         Principal      Number of
                       Position       Office          Occupation     Portfolios
       Name, Address     with      and Length of        During       Overseen in   Other Directorships
          and Age      The Trust    Time Served    Past Five Years   Fund Complex        Held
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Independent Trustees of the Trust*
---------------------------------- ------------- ------------------- ------------ ----------------------

Walter E. Auch         Trustee     Indefinite    Management              4        Director,
  (born 1921)                      term since    Consultant.                      Nicholas-Applegate
2020 E. Financial Way              February                                       Funds, Citigroup
Glendora, CA 91741                 1997.                                          Funds, Pimco Advisors
                                                                                  LLP and Senele Group.
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Donald E. O'Connor     Trustee     Indefinite    Financial               4        Independent Director,
  (born 1936)                      term since    Consultant;                      The Forward Funds.
2020 E. Financial Way              February      formerly
Glendora, CA 91741                 1997.         Executive Vice
                                                 President and
                                                 Chief Operating
                                                 Officer of ICI
                                                 Mutual Insurance
                                                 Company (until
                                                 January 1997).

---------------------- ----------- ------------- ------------------- ------------ ----------------------
George T. Wofford III  Trustee     Indefinite    Senior Vice             4        None.
  (born 1939)                      term since    President,
2020 E. Financial Way              February      Information
Glendora, CA 91741                 1997.         Services, Federal
                                                 Home Loan Bank of
                                                 San Francisco.

---------------------- ----------- ------------- ------------------- ------------ ----------------------
James Clayburn LaForce Trustee     Indefinite    Dean Emeritus,          4        Director, The Payden
  (born 1927)                      term since    John E. Anderson                 & Rygel Investment
2020 E. Financial Way              May 2002.     Graduate School                  Group, The
Glendora, CA 91741                               of Management,                   Metzler/Payden
                                                 University of                    Investment Group, PIC
                                                 California, Los                  Investment Trust,
                                                 Angeles.                         BlackRock Funds,
                                                                                  Jacobs Engineering,
                                                                                  Arena
                                                                                  Pharmaceuticals,
                                                                                  Cancervax.
---------------------- ----------- ------------- ------------------- ------------ ----------------------
George J. Rebhan       Trustee     Indefinite    Retired; formerly       4        Trustee, E*TRADE
  (born 1934)                      term since    President,                       Funds.
2020 E. Financial Way              May 2002.     Hotchkis and
Glendora, CA 91741                               Wiley Funds
                                                 (mutual funds)
                                                 from 1985 to 1993.
---------------------------------- ------------- ------------------- ------------ ----------------------
Interested Trustee of the Trust**
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Eric M. Banhazl        Trustee     Indefinite    Senior Vice             4        None.
  (born 1957)                      term since    President, U.S.
2020 E. Financial Way              February      Bancorp Fund
Glendora, CA 91741                 1997.         Services, LLC
                                                 since July 2001;
                                                 Treasurer,
                                                 Investec Funds;
                                                 formerly,
                                                 Executive Vice
                                                 President,
                                                 Investment
                                                 Company
                                                 Administration,
                                                 LLC; ("ICA")
                                                 (mutual fund
                                                 administrator and
                                                 the Fund's former
                                                 administrator).
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Officers of the Trust
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Eric M. Banhazl        President   Indefinite    See Above.              4        See Above.
  (see above)          (Interested term since
                       Trustee -   February
                       see above.) 1997.
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Douglas G. Hess        Treasurer   Indefinite    Vice President,         4        None.
  (born 1967)                      term since    Compliance and
615 East Michigan St.              June 2003     Administration,
Milwaukee, WI 53202                              U.S. Bancorp Fund
                                                 Services, LLC
                                                 since March 1997.
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Rodney A. DeWalt       Secretary   Indefinite    Legal and               4        None.
  (born 1967)                      term since    Compliance
615 East Michigan St.              December      Administrator,
Milwaukee, WI 53202                2003.         U.S. Bancorp Fund
                                                 Services, LLC
                                                 since
                                                 January 2003.
                                                 Thrivent
                                                 Financial for
                                                 Lutherans from
                                                 2000 to 2003,
                                                 Attorney Private
                                                 Practice 1997 to
                                                 2000
---------------------- ----------- ------------- ------------------- ------------ ----------------------
*    Denotes those Trustees of the Trust who are not "interested persons" of the
     Trust as defined under the 1940 Act ("Independent Trustees").
**   Denotes  Trustee who is an "interested  person" of the Trust under the 1940
     Act.  Mr.  Banhazl  is an  interested  person of the Trust by virtue of his position as President of the Trust.  He is also an officer of U.S.  Bancorp
     Fund  Services,  LLC, the  administrator  for the Fund.  U.S.  Bancorp Fund
     Services,  LLC is an  affiliate  of Quasar  Distributors,  LLC,  the Fund's distributor.

Compensation

     Each Independent Trustee receives $18,000 per year in fees, plus $500 for each special meeting attended and is reimbursed for expenses. This amount is allocated among each of the series of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.


----------------------- ----------------- ----------------- ------------- --------------
                                             Pension or                      Total
                                              Retirement     Estimated    Compensation
                            Aggregate         Benefits         Annual     from Trust(2)
                        Compensation From   Accrued as Part Benefits Upon   Paid to
Name of Person/Position   the Trust(1)     of Fund Expenses   Retirement    Trustees
----------------------- ----------------- ----------------- ------------- --------------

Walter E. Auch, Trustee      $18,000            None            None        $18,000
Donald E. O'Connor,
Trustee                      $18,000            None            None        $18,000
George T. Wofford III,
Trustee                      $18,000            None            None        $18,000
James Clayburn LaForce,      $18,000            None            None        $18,000
Trustee

George J. Rebhan,
Trustee                      $18,000            None            None        $18,000
----------------------- ----------------- ----------------- ------------- --------------

(1)  For the fiscal year November 1, 2002 through October 31, 2003.
(2) There are currently numerous different portfolios comprising the Trust. For the fiscal year ended October 31, 2003, no trustees fees and expenses were allocated to the Fund.

Trust Committees

     The Trust has three standing committees: The Audit Committee, the Qualified Legal Compliance Committee and the Valuation Committee. The Audit Committee is comprised of all of the Independent Trustees. It does not include any interested Trustees. The Audit Committee typically meets twice per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a Fund's financial statements and to ensure the integrity of the Fund's pricing and financial reporting. As the Fund is a newly formed series of the Trust, the Audit Committee has not met with respect to the Fund.

     As of September 12, 2003, the Audit Committee also serves as the Qualified Legal Compliance Committee ("QLCC") for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the "issuer attorneys"). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially "up the ladder" to other entities).

     The Trust's Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the
Administrator's staff who is knowledgeable about the Fund and at least one Trustee. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. As the Fund is a newly formed series of the Trust, the Valuation Committee has not met with respect to the Fund.

Board Interest in the Fund

     As of November 30, 2003, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, as of December 31, 2002, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Distributor or an affiliate of the Advisor or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates. In addition, during the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Distributor or any affiliate thereof was a party.

------------------------------- ------------------ -----------------------------


                                Dollar Range of
                                Equity Securities  Aggregate Dollar Range of
                                in the Fund        Equity Securities in all
                                (None, $1-$10,000, Registered Investment
                                10,001-$50,000,    Companies Overseen by
                                $50,001-$100,000,  Trustee in Family of
Name of Trustee                 Over $100,000)     Investment Companies
------------------------------- ------------------ -----------------------------
Walter E. Auch, Trustee         None               None
Eric M. Banhazl, Trustee        None               None
Donald E. O'Connor, Trustee     None               None
George T. Wofford III, Trustee  None               None
James Clayburn LaForce, Trustee None               None
George J. Rebhan, Trustee       None               None

------------------------------- ------------------ -----------------------------

                                 CONTROL PERSONS

     A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of November 30, 2003, the following shareholders were considered to be either a control person or principal shareholder of the Predecessor Fund:

          --------------------------------- ------------ ---------------
                                             Number of
          Name and Address of Shareholder   Shares Owned  % of Shares
          --------------------------------- ------------ ---------------
          UMBSC & Co. FBO Interstate Brands 5,638,793.91     91.04%
          Retirement Income Plan
          P.O .Box 419692
          Kansas City, MO 64141-6692

          UMBSC & Co.                        333,251.46       5.4%
          FBO IBC Savings Invest-Equity
          A/C 34-1002-02-0
          P.O. Box 419692
          Kansas City, MO 64141-6692
          --------------------------------- ------------ ---------------

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101-4106, acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board may determine, the Advisor is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments.

     The Advisor is an indirect, wholly owned subsidiary of Old Mutual plc, a public limited company based in the United Kingdom. Old Mutual is a financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance. On September 26, 2000, Old Mutual acquired the assets of United Asset Management Corporation, the Advisor's parent company; on that date the Advisor entered into new Advisory Agreement having the same terms as the previous Advisory Agreement with the Fund. The term "Advisor" also refers to the Advisor's predecessor.

     Under the Advisory Agreement, the Advisor will provide a continuous investment program for the Fund and make decisions and place orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, the Fund and the Trust are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Fund and the legal obligations with respect to which the Trust or the Fund may have to indemnify their officers and Trustees; and (xii) amortization of organization costs.

     In consideration of the services provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Fund's average daily net assets specified in the Prospectus. However, the Advisor may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For the periods indicated below, the Predecessor Fund paid the following advisory fees to its Advisor:

----------------- ------------------ ----------------- -----------------------
                     Total Fees       Fees Waived/
Fiscal Period End Accrued by Advisor Expenses Absorbed Balance Paid to Advisor
----------------- ------------------ ----------------- -----------------------
10/31/03          $     156,258       $    164,099           $         0
10/31/02(1)       $      81,051       $     75,439           $     5,612
4/30/02           $     196,511       $    138,862           $    57,649
4/30/01           $     239,247       $    153,602           $    85,645
----------------- ------------------ ----------------- -----------------------

(1)  The Fund changed its fiscal year end from April 30 to October 31.

     The Fund is responsible for its own operating expenses. The Advisor, however, has contractually agreed to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board's subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

     In granting its approval of the Advisory Agreement at a meeting of the Board on September 12, 2003, the full Board, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services provided by the Advisor to the Predecessor Fund; (b) the appropriateness of the fees paid by the Fund to the Advisor; (c) the level of Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Advisor; and (e) the nature of the Fund's investments. Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board noted, among other things, that the advisory fees to be paid by the Fund and the proposed expenses of the Fund were reasonable and generally consistent in relation to the relevant peer groups and that the Advisor's brokerage practices were reasonably efficient.

     After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board, or by the Advisor on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Distributor

     The Trust has entered into a Distribution Agreement (the "Distribution Agreement") with Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202 (the "Distributor"), pursuant to which the Distributor acts as the Fund's distributor, provides certain administration services and promotes and arranges for the sale of the Fund's shares. The offering of the Fund's shares is continuous. The Distributor, Administrator, Transfer Agent and Custodian are affiliated companies.

     The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

Shareholder Servicing Arrangements

     On September 12, 2003, the Fund adopted a Shareholder Servicing Plan. Pursuant to the Plan, the Advisor will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of the Fund. As compensation for the provision of such services, the Fund will pay the Advisor a fee of 0.15% of the Fund's average daily net assets on an annual basis, payable monthly. The Advisor may pay certain banks, trust companies, broker-dealers, and other institutions (each a "Participating Organization") out of the fees the Advisor receives from the Fund under the Plan to the extent that the Participating Organization performs shareholder servicing functions for the Fund with respect to shares of the Fund owned from time to time by customers of the Participating Organization. In certain cases, the Advisor may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Fund.

     Pursuant to the Shareholder Servicing Plan, the Advisor will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Fund's shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Fund to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Fund registered in the name of the Advisor, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders. For the fiscal periods ended October 31, 2003 and October 31, 2002, the Predecessor Fund paid shareholder servicing fees of $26,043 and $13,508, respectively.

     The Advisor may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Fund for their customers. Under these arrangements, the transfer agent will ordinarily maintain an omnibus account for a Participating Organization and the Participating Organization will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed upon by the Participating Organization and the customer, for the services it provides. Customers of participating Organizations should read the Fund's Prospectus in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization to its customers prior to any purchase of shares.

The Administrator

     Pursuant to an Administration Agreement (the "Administration Agreement"), U.S. Bancorp Fund Services, LLC (the "Administrator") acts as administrator for the Fund. The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, from time to time, monitoring the Fund's compliance with the Fund's investment objective and restrictions, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

     The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund or by the Administrator on 60 days' written notice (as defined in the 1940 Act). The Administration Agreement also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.


     For the fiscal periods ending October 31, 2003 and 2002 and April 30, 2002, 2001 and 2000, the Predecessor Fund paid the following in administration fees:


                Administrative Fees Paid by the Predecessor Fund

                        ---------------------- ------------
                        Fiscal Period End       Fees Paid
                        ---------------------- ------------
                        10/31/03                 $40,000
                        10/31/02(1)              $20,164
                        4/30/02 (2)              $64,584
                        4/30/01(2)               $90,811
                        ---------------------- ------------

(1)  The  Predecessor  Fund changed its fiscal year end from April 30 to October
     31
(2) Fees paid for administration services between December 1999 and March 31, 2002 were paid to the previous administrator. Fees paid for administration services after April 1, 2002 were paid to USBFS.

Code of Ethics

     The Fund, the Advisor and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit, subject to certain conditions, their personnel to invest in securities that may be purchased or held by the Fund.

                                SERVICE PROVIDERS

     U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the "Administrator"), provides administrative services to the Fund pursuant to an Administration Agreement. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required notice filings necessary to maintain the Fund's ability to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. U.S. Bancorp Fund Services, LLC also serves as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

     U.S. Bank, National Association, located at 425 Walnut St., Cincinnati, Ohio 45202, acts as custodian ("Custodian") of the securities and other assets of the Fund. The Administrator also acts as the Fund's transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund. The Administrator, Custodian and the Fund's distributor are affiliated entities under the common control of U.S. Bancorp.

     Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania, 19103 are the independent public accountants for the Fund for the fiscal year ending October 31, 2004.

     Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California, 94105, are legal counsel to the Fund.

                          ANTI-MONEY LAUNDERING PROGRAM

     The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

                               PROXY VOTING POLICY

     The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board's continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor's Proxy Policies and a record of each proxy voted by the Advisor on behalf of a Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

     The Advisor has adopted Proxy Voting Policies and Procedures ("Advisor's Proxy Policies") that are reasonably designed to ensure that proxies are voted in the best interests of the Fund's shareholders. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote. Pursuant to the Advisor's Proxy Policies, a Proxy Committee has been established that has appointed a Proxy Manager to analyze proxies and generally manage the proxy voting process. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

     Certain of the Advisor's proxy voting guidelines are summarized below:

o With respect to corporate governance issues, proxies are generally voted FOR management proposals unless there is a belief that such proposal may have a negative impact on the economic interests of shareholders, such as proposals limiting shareholder rights or imposing supermajority provisions;

o With respect to takeovers, proxies are generally voted FOR management sponsored anti-takeover proposals that (1) enhance management's bargaining position but do not discourage series offers, such as poison pills; and

o With respect to compensation plans, proxies are generally voted FOR management sponsored compensation plans that are reasonable, competitive and not unduly burdensome.

     Where a proxy proposal raises a conflict of interest between the Advisor's interest and the Fund's interest, the Proxy Committee will not take into consideration the relationship that raises the potential conflict of interest and will vote proxies solely in the best interest of the Fund. Further, any members of the Proxy Committee that personally have actual or potential conflicts of interest must notify appropriate parties and may be required to recuse himself or herself from participating in the decision process for that proxy vote. The Advisor also has procedures in place for reporting and investigating any perceived improper influence on the proxy voting decision-making process.

     In 2004, the Trust will be required to annually file new Form N-PX, which lists the Fund's complete proxy voting record for the 12-month period ending June 30. Once filed, the Fund's proxy voting record will be available without charge, upon request, by calling toll-free 1-800 618-7643 and on the SEC's website at www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisory Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Advisor shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Advisory Agreement to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by the Advisory
Agreement to consider whether the broker provides research or statistical information to the Fund and/or other accounts of the Advisor.

     The Advisory Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreement provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreement;
(ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of the Fund's investments. The research which the Advisor receives for the Fund's brokerage commissions, whether or not useful to the Fund, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

     The debt securities which will be a major component of the Fund's portfolio are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Fund directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     There are occasions on which the Advisor on behalf of the Fund may execute portfolio transactions concurrently with portfolio transactions in the same securities by other clients of the Advisor. Although some concurrent trading potentially could be either advantageous or disadvantageous to the Fund, they will be effected only when the Advisor believes that to do so is in the best interests of the Fund. When such concurrent trading occurs, the Advisor will seek to average prices or otherwise allocate the executions in an equitable manner among the Fund and the other parties involved.

     The Advisor adopted Best Execution Policy procedures in August 2001. The procedures provide compliance guidance for the Advisor when determining the reasonableness of commissions, whether its brokers are qualified, "step out" transactions, and the use soft dollars. Step out transactions are where portions of a trade are directed by the Advisor to another broker. Generally, the Advisor uses "step outs" to achieve better execution. Or, if a client directs brokerage so that the transaction is not a part of the Advisor's block trade, the Advisor may "step out" that client's portion of the transaction from its regular broker to the directed broker to follow the client's direction. The Advisor periodically reviews the implementation and the effectiveness of these procedures.

     For the fiscal periods ending April 30, 2000, 2001, 2002, and the periods ended October 31, 2002 and 2003, the Predecessor Fund paid the following in brokerage commissions:

--------------- --------------------- ----------------------------------
Fiscal Year End Brokerage Commissions Portion Paid for Research Services
--------------- --------------------- ----------------------------------
10/31/03          $65,187                 $      9,714
10/31/02(2)       $92,606                 $     11,284
 4/30/02          $58,847                 $      5,264
 4/30/01          $53,420                           -
 4/30/00(1)       $65,601                           -
--------------- --------------------- ----------------------------------

(1)  The  Predecessor  Fund  commenced  operations  on December 29, 1999.
(2)  The Predecessor Fund changed its fiscal year from April 30 to October 31.

                               PORTFOLIO TURNOVER

     Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Brokerage Allocation and Other Practices." The Predecessor Fund's portfolio turnover rates were for the fiscal periods ended October 31, 2002 and 2003 were as follows:

                             Portfolio Turnover Rate

                        ----------------- -------------------

                        October 31, 2002  October 31, 2003(1)
                        ----------------- -------------------
                              84%               136%
                        ----------------- -------------------

(1) The reason for the significant increase in portfolio turnover for the Predecessor Fund between the period ended October 31, 2002 and the period ended October 31, 2003 was that the October 31, 2002 rate is based on a six-month period from April 30, 2002 to October 30, 2002. If the rate was for a full year, the difference between the rates would have been minimal.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Detailed information on the purchase and redemption of shares is included in the Fund's prospectus. Shares of the Fund are sold without sales charge at the next price calculated after receipt of an order for purchase. To purchase shares of the Fund, you must invest the initial minimum investment. However, the Fund reserves the right to reduce or waive the minimums for certain retirement and other employee benefit plans; for the Advisor's employees, clients and their affiliates; for investment Advisors or financial institutions offering investors a program of services; or any other person or organization deemed appropriate by the Fund. You may redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business. A shareholder whose redemption order is received by the Fund's transfer agent after the close of trading on the NYSE will redeem shares at the net asset value as of the next trading day on the NYSE. A broker may charge a transaction fee for the redemption.

     The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or their shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in or has a history of excessive trading (usually defined as more than four transactions out of the Fund within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of the Fund's shareholders.

     Redemption-in-Kind. The Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash.

     Small Accounts. The Fund reserves the right to close an account that has dropped below $1,000, except for retirement accounts, in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 30 days prior to any proposed redemption are invited to add to their account if they wish to continue as a shareholder of the Fund; however, the Fund does not presently contemplate making such redemptions and the Fund will not redeem any shares held in tax-sheltered retirement plans.

                                 NET ASSET VALUE

     The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the Exchange (normally 4 p.m. Eastern time) each business day.

     Equity securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be over-the-counter. Debt securities may be valued based on prices provided by a pricing service which such prices are believed to reflect the fair market value of such securities. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board.

     The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Fund outstanding at such time, as shown below:

                           Net Assets
             -------------------------------   =  Net Asset Value Per Share
                       Shares Outstanding


     An example of how the Predecessor Fund calculated net asset value per shares as of October 31, 2003 is as follows:

                          $20,164,779
            --------------------------------   =   $3.25
                           6,206,843


                                TAXATION

     The Fund will be taxed as a separate entity under the Internal Revenue Code (the "IRS Code"), and intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the IRS Code. In each taxable year that the Fund qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on its investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

     In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Any dividend or distribution paid by the Fund reduces the net asset value per share on the record date by the amount of the dividend. If shares are purchased shortly before such a dividend or distribution, the shareholder will be subject to taxation on the amount received even though it is in essence a return of capital. Shareholders should consult their own tax advisors for more detailed information and information regarding federal, state and local taxes applicable to dividends and distributions received from the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

     Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

     The Fund is required to withhold as portion of dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold a portion of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

                             PERFORMANCE INFORMATION

Average Annual Total Return

     Average annual total return quotations used in the Fund's prospectus are calculated according to the following formula:


                                         n
                                 P(1 + T)  = ERV

Where:
             "P" = represents a hypothetical initial investment of $1,000; "T" = represents average annual total return;
             "n" = represents the number of years; and "ERV"= represents the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.


         The Predecessor Fund's average annual total return for the Fund for the fiscal period ended October 31, 2003 was as follows*:


                        --------------- ------------------------
                                          Since Inception
                           One Year       (December 29, 1999)
                        --------------- ------------------------
                            17.75%              -25.37%
                        --------------- ------------------------

     Please note that certain fees and expenses of the Fund have been waived or reimbursed from inception through October 31, 2003. Accordingly, return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

Average Annual Total Return (after Taxes on Distributions)

     The Fund's quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

                                      n
                              P(1 + T)  = ATV
                                             D
Where:
             "P"      = represents a hypothetical initial investment of $1,000;
             "T"      = represents average annual total return;
             "n"      = represents the number of years; and
             "ATV(D)" = represents the  ending value of the hypothetical initial investment after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(D) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

     The average annual total return (after taxes on distributions) for the Predecessor Fund for the fiscal period ended October 31, 2003 was as follows:

                        --------------- ------------------------
                                            Since Inception
                           One Year       (December 29, 1999)
                        --------------- ------------------------
                            17.75%             -25.37%
                        --------------- ------------------------

     Please note that certain fees and expenses of the Predecessor Fund have been waived or reimbursed from inception through October 31, 2003. Accordingly, the Predecessor Fund's return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

Average Annual Total Return (after Taxes on Distributions and Redemptions)

     The Fund's quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

                                      n
                              P (1+ T)  = ATV
                                             DR
Where:
             "P"       = represents a hypothetical initial investment of $1,000;
             "T"       = represents average annual total return;
             "n"       = represents the number of years; and
             "ATV    " = represents the ending redeemable value of the
                  DR hypothetical initial investment after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates.
                         ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

     The  average  annual  total  return  (after  taxes  on  distributions   and
redemption) for the Predecessor Fund for the fiscal period ended October 31, 2003 was as follows:

                        --------------- ------------------------
                                           Since Inception
                           One Year      (December 29, 1999)
                        --------------- ------------------------
                            11.54%             -19.91%
                        --------------- ------------------------

     Please note that certain fees and expenses of the Predecessor Fund have been waived or reimbursed from inception through October 31, 2003. Accordingly, the Predecessor Fund's return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

                               GENERAL INFORMATION

     The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value of 0.01 per share. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

     With respect to the Fund, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

     The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

     The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

     The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Boards of the Trust and the Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Advisor to invest in securities that may be purchased or held by the Fund.

                              FINANCIAL STATEMENTS

     The annual report to shareholders for the Predecessor Fund for the fiscal year ended October 31, 2003 is a separate document supplied with this SAI, and the financial statements, accompanying notes and reports of independent accountants appearing therein are incorporated by reference into this SAI.



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.

[LOGO]








Provident Investment Counsel Small Cap Growth Fund, Class I









Advisor:
Provident Investment Counsel





Prospectus

December 24, 2003




                                Table of Contents

                                                                            Page
Risk/Return Summary............................................................3
The Principal Goal, Strategies and Risks of the Fund...........................3
The Principal Risks of Investing in the Fund...................................3
Who May Want to Invest.........................................................4
Performance....................................................................4
Fees and Expenses..............................................................5
More Information about the Fund's Investments, Strategies and Risks............6
Management.....................................................................7
Ways to Set Up Your Account....................................................8
Calculation of Net Asset Value.................................................9
How to Buy Shares.............................................................10
How to Sell Shares............................................................11
Important Redemption Information..............................................13
Investor Services.............................................................15
Dividends, Capital Gains and Taxes............................................15
Distribution Options..........................................................16
Understanding Distributions...................................................16
Transactions Details..........................................................18
Financial Highlights..........................................................21
PRIVACY NOTICE................................................................22




Risk/Return Summary

The Principal Goal, Strategies and Risks of the Fund

Goal: Long term growth of capital.


Strategy: Provident Investment Counsel Small Cap Growth Fund (the "Fund") invests at least 80% of its assets in the common stock of small-capitalization companies. Small-capitalization companies are those whose market capitalization range at the time of initial purchase are $50 million to $1.5 billion and/or those companies whose market capitalization size is consistent with the Russell 2000 Growth Index. As of the June 30, 2003 reconstitution, the market capitalization range of the Russell 2000 Growth Index was $7 million to $1.7 billion. In selecting investments, Provident Investment Counsel ("PIC"), the Fund's investment advisor does an analysis of individual companies and invests in those small-capitalization companies which it believes have the best prospects for future growth of earnings and revenue.

The Principal Risks of Investing in the Fund

By itself, the Fund is not a complete, balanced investment plan. And the Fund cannot guarantee that it will reach its goal. As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. For example, the following risks could affect the value of your investment:

Market Risk: The value of the Fund's investments will vary from day to day. The value of the Fund's investments generally reflect market conditions, interest rates and other company, political and economic news. Stock prices can rise and fall in response to these factors for short or extended periods of time. Therefore, when you sell your shares, you may receive more or less money than you originally invested.

Small Company Risk: The securities of small, less well-known companies may be more volatile than those of larger companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity.

Foreign Securities Risk: The Fund may invest in foreign securities. Investments in foreign securities involve risks that are not typically associated with domestic securities. The performance of foreign securities depends on different political and economic environments and other overall economic conditions than domestic securities. Changes in foreign currency exchange rates will affect the values of investments quoted in currencies other than the U.S. dollar. Less information may be publicly available about foreign issuers. Foreign stock markets have different clearance and settlement procedures, and higher commissions and transaction costs, than U.S. markets. Certain other adverse developments could occur, such as expropriation or confiscatory taxation, political or social instability, or other developments that could adversely affect the Fund's investments and its ability to enforce contracts.

Portfolio Turnover Risk: A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which could negatively affect the Fund's performance.

Who May Want to Invest

The Fund may be appropriate for investors who are seeking capital appreciation through a portfolio of small-size companies and are willing to accept the greater risk of investing in such companies.

Performance

The Provident Investment Counsel Small Cap Growth Fund I began operations on September 30, 1993 as a mutual fund organized as a series of PIC Investment Trust, a Delaware statutory trust (the "Predecessor Fund"), and reorganized into the Fund, a newly formed series of Advisors Series Trust (the "Trust"). The Fund adopted an investment objective and certain investment strategies and policies identical as those of the Predecessor Fund. The bar chart and table reflect the Predecessor Fund's performance for periods prior to the reorganization. The bar chart demonstrates the risks of investing in the Fund by showing changes in the Predecessor Fund's performance from year to year. These risks are also demonstrated by the table below, which shows how the Predecessor Fund's average annual returns compare over time with those of the Russell 2000 Growth Index. Unless otherwise indicated, the bar chart and table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Predecessor Fund's performance would be reduced. Past performance (before and after taxes) is not an indication of future performance.

                                Predecessor Fund
                           Calendar-Year Total Return

[BAR CHART]

1994            -2.51%
1995            58.73%
1996            18.20%
1997            -0.75%
1998             5.82%
1999            88.72%
2000           -16.76%
2001           -15.17%
2002           -31.27%

During the periods shown, the Predecessor Fund's best performance for a quarter was 57.76% (for the fourth quarter 1999). The Predecessor Fund's worst performance was -27.77% (for the first quarter 2001).


    The Fund's year-to-date total return as of September 30, 2003 was 35.12%.


Average Annual Total Returns as of December 31, 2002

----------------------------------------- ----------- ---------- ---------------
                                                                 Since Inception
                                            1 Year     5 Years     (9/30/1993)
----------------------------------------- ----------- ---------- ---------------
Predecessor Fund
     Return Before Taxes                  -31.27%     -0.63%        6.22%
     Return After Taxes on Distributions  -31.27%     -3.74%        3.98%
     Return After Taxes on Distributions
       and Sale of Fund Shares(1)         -19.20%     -0.28%        5.10%
Russell 2000 Growth Index(2)              -30.26%     -6.59%        1.74%
----------------------------------------- ----------- ---------- ---------------
----------------
(1) The "Return After Taxes on Distributions and Sale of Fund Shares" is higher than the other return figures because, when capital loss occurs on redemption of Fund shares, a tax deduction benefits the investor.

(2) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. This index assumes the reinvestment of dividends and does not incur expenses and is not available for investment.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

-------------------------------------------------------------------- -----------
Shareholder Fees
(fees paid directly from your investment)
-------------------------------------------------------------------- -----------
Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price)............................      None
Maximum deferred sales (load) charge
     (as a percentage of purchase or sale price, whichever is less).      None
Redemption fee and Exchange fee(1)..................................      1.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee......................................................     0.80%
Other Expenses(2)...................................................     0.22%
                                                                         -----
Total Annual Fund Operating Expenses................................     1.02%
     Expense Reimbursements(3)......................................    -0.02%
                                                                        ------
Net Expenses........................................................     1.00%
                                                                         =====
-------------------------------------------------------------------- -----------
(1) Shareholders will be charged 1.00% fee on redemptions or exchanges made within one month of purchase. The Fund's transfer agent charges a $15 fee for each wire transfer and a $5 fee for each telephone exchange.
(2) Other expenses are estimated and include custodian, transfer agency, and other customary fund expenses.
(3) The Fund has entered into an expense reimbursement agreement with the Advisor, until such contractual arrangement is terminated by the Board of Trustees, under which the Advisor has agreed to limit the Fund's Net Annual Fund Operating Expenses, excluding interest and taxes, to not more than 1.00% of average daily net assets. Under this expense reimbursement agreement, the Advisor may request reimbursement of previously absorbed expenses at any time before the end of the third fiscal year after the fiscal year in which the expenses were absorbed. To request reimbursement, the Fund's current aggregate operating expenses must be below the applicable limitation. The Board of Trustees must review and approve the proposed reimbursement and may terminate the expense reimbursement arrangement at any time. Without the expense reimbursement, the Total Annual Fund Operating Expenses would be 1.02%.

Example: This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example is based upon Net Expenses as set forth in the above table. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses have remained the same. Although your actual costs may be higher or lower, based on these assumptions, the cost would be:

    1 year        3 years       5 years       10 years
    ------        -------       -------       --------
     $102           $318          $552         $1,225

More Information about the Fund's Investments, Strategies and Risks

This section gives more information about how the Fund invests.

PIC supports its selection of individual securities through intensive research and uses qualitative and quantitative disciplines to determine when securities should be sold. PIC's research professionals meet personally with the majority of the senior officers of the companies in the Fund to discuss their abilities to generate strong revenue and earnings growth in the future.

PIC's investment professionals focus on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a "bottom-up" approach to investing. PIC seeks companies that have displayed exceptional profitability, market share, return on equity, reinvestment rates and sales and dividend growth. Companies with significant management ownership of stock, strong management goals, plans and controls, and leading proprietary positions in given market niches are especially attractive. Finally, the valuation of each company is assessed relative to its industry, earnings growth and the market in general.

The Fund seeks long term growth of capital by investing primarily in the common stock of small companies. PIC will invest at least 80%, and normally at least 95%, of the Fund's total assets in these securities. The Fund has flexibility, however, to invest the balance in other market capitalizations and security types. Investing in small capitalization stocks may involve greater risk than investing in large or medium capitalization stocks, since they can be subject to more abrupt or erratic movements in value. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices tend to be more volatile.

The Fund invests to a limited degree in foreign securities, but is authorized to invest up to 20% of its total assets in such securities. Foreign investments involve additional risks including currency fluctuations, political and economic instability, differences in financial reporting standards, and less stringent regulation of securities markets.

The majority of our sell disciplines are based on fundamental changes. Each week at our formal investment group meeting we review:

o    Fundamental changes in a company or industry outlook
o    If the company has met or exceeded our price target/valuation
o    Stocks which have declined materially from cost
o    All bottom decile performers
o    Stocks showing technical weakness
o Relative price-to-earnings ratios (P/E to growth rate and P/E relative to historical)
o    "Graduates" where the market cap exceeds criteria due to price appreciation

The Fund seeks to spread investment risk by diversifying its holdings among many companies and industries. PIC normally invests the Portfolio's assets according to its investment strategy. However, the Fund may depart from its principal investment strategies by making short-term investments in high-quality cash equivalents for temporary, defensive purposes. At those times, the Fund would not be seeking its investment objective.

Management

PIC is the advisor to the Fund. PIC's address is 300 North Lake Avenue, Pasadena, California, 91101. PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. An investment committee of PIC formulates and implements an investment program for the Fund, including determining which securities should be bought and sold.


The Fund pays an investment advisory fee to PIC for managing the Fund's investments. For the fiscal year ended October 31, 2003, as a percentage of average daily net assets, the Portfolio, in which Predecessor Fund invested, paid 0.73% net of waivers to PIC.


Description of Class

The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares for the Fund. Only Class A and I shares are currently available to shareholders of the Fund. This prospectus offers Class I shares.


With Class I shares, you will not pay a sales charge when you initially invest in the Fund, however, if you redeem your shares within one month of investing, you will be charged a 1.00% redemption fee of the amount redeemed. The Fund's Class I shares do not impose a Shareholder-Servicing fee or Rule 12b-1 fee against the shares of the class.


Your Account


Ways to Set Up Your Account

Individual or Joint Tenant for your General Investment Needs
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

Retirement
To shelter your retirement savings from taxes.

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.

o Individual Retirement Accounts (IRAs) allow anyone of legal age and under 701/2 with earned income to invest up to $3,000 per tax year.

o Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Keogh or Corporate Profit Sharing and Money Purchase Pension Plans allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $40,000 per year.

o Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

o 403(b) Custodial Accounts are available to employees of most tax-exempt institutions, including schools, hospitals and other charitable organizations. These accounts need to be established by the trustee of the plan.

o 401(k) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

Gifts or Transfers to Minor
(UGMA, UTMA)
To invest for a child's education or other future needs.

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

Trust
For money being invested by a trust.

The trust must be established before an account can be opened.

Business or Organization
For investment needs of corporations, associations, partnerships or other groups.

Does not require a special application.


Calculation of Net Asset Value

Once each business day, the Fund calculates its net asset value per share ("NAV"). NAV is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), which is normally 4 p.m., Eastern time. NAV will not be calculated on days that the NYSE is closed for trading.

The Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

How to Buy Shares

The price you will pay to buy Fund shares is based on the Fund's NAV. Shares are purchased at the next NAV calculated after your investment is received in good order. "Good order" purchase requests means that your purchase request includes:

o    the name of the Fund
o    the dollar amount of shares to be purchased
o    accurately completed application or investment stub
o    check payable to "Provident Investment Counsel Mutual Funds"

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-618-7643 for more information and a retirement application.

If you buy shares by check and then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

If you are investing by wire, please be sure to call 1-800-618-7643 before sending each wire.

In compliance with the USA PATRIOT Act of 2001, please note that the Fund's transfer agent will verify certain information on your Account Application as part of the Trust's Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-800-618-7643 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Minimum Investments

To Open an Account................               $ 1 million
The Fund may, at its discretion, waive the
minimum investment for employees and
affiliates of PIC or any other person or
organization deemed appropriate.
For automatic investment plans                   $ 1 million
For retirement accounts...........               $       250

To Add to an Account..............               $       250
Through automatic investment plans               $       250
For retirement plans..............               $       250

Minimum Balance...................               $     1,000
For retirement accounts...........               $       500

For Information:                              1-800-618-7643

To Invest

By Mail:
Provident Investment Counsel Mutual Funds
[Name of Fund]
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

By Wire:
Call: 1-800-618-7643 to set up an account and arrange a wire transfer

By Overnight Delivery:
Provident Investment Counsel Mutual Funds
[Name of Fund]
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received by the Fund's transfer agent with complete information and meeting all the requirements discussed in this Prospectus.

To sell shares in a non-retirement account, you may use any of the methods described on these two pages. If you are selling some but not all of your shares, you must leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

Certain requests must include a signature guarantee. It is designed to protect you and the Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

o    You wish to redeem more than $100,000 worth of shares;

o The redemption is being mailed to a different address from the one on your account (record address); or

o The redemption is being made payable to someone other than the account owner.

o The redemption is being sent by federal wire transfer to a bank other than the bank of record of the account owner.

o A change of address request has been received by the transfer agent within the last 15 days.

Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Fund's transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. A notary public cannot provide a signature guarantee.

Selling Shares in Writing

Write a "letter of instruction" with:

o    Your name;

o    Your Fund account number;

o    The dollar amount or number of shares to be redeemed; and

o Any other applicable requirements listed under "Important Redemption Information."

Unless otherwise instructed, the Fund's transfer agent will send a check to the record address.

Mail your letter to:
Provident Investment Counsel Mutual Funds
[Name of Fund]
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Important Redemption Information


Important Redemption Information
                  Account Type                     Special Requirements
----------------- -------------------------------- -------------------------------------------------
Phone             All   account   types   except   * Your telephone call must be received by 4
1-800-618-7643    retirement. Retirement  account    p.m. Eastern time to be redeemed on that day
                  redemptions must be made in       (maximum check request $100,000)
                  writing.
----------------- -------------------------------- -------------------------------------------------
Mail or in Person Individual, Joint Tenant, Sole   * The letter of instructions must be signed by
                  Proprietorship, UGMA, Tenant,      all persons required to sign for transactions,
                  Sole Proprietorship, UGMA,         exactly as their names appear on the account.
                  UTMA

                  Retirement Account               * The account owner should provide a letter of
                                                     instruction.

                  Trust                            * The trustee must sign the letter indicating
                                                     capacity as trustee. If the trustee's name is
                                                     not in the account registration, provide a
                                                     copy of the trust document certified within
                                                     the last 60 days.

                  Business or Organization         * At least one person authorized by corporate
                                                     resolutions to act on the account must sign
                                                     the letter.
                                                   * Include a corporate resolution with corporate
                                                     seal or a signature guarantee.

                  Executor, Administrator,         * Call 1-800-618-7643 for instructions.
                  Conservator, Guardian
----------------- -------------------------------- -------------------------------------------------
Wire              All account types except         * You must sign up for the wire feature before
                  retirement. Retirement account     using it.  To verify that it is in place,
                  redemptions must be made           call 1-800-618-7643.  Minimum redemption
                  in writing.                        wire: $5,000.

                                                   * Your wire  redemption  request  must be received
                                                     by the Fund before 4 p.m.  Eastern  Time for money
                                                     to be wired the next business day.

                                                   * You will be charged a $15 fee for each wire
                                                     redemption.



Redemption Fee. The Fund imposes a 1% redemption fee on redemptions or exchanges of shares held for less than one month. The fee is deducted from your proceeds and is retained by the fund for the benefit of its long-term shareholders.

The Fund is intended for long-term investors. Short-term "market-timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund will assess a fee on redemptions of Fund shares purchased and held for less than one month. Although the Fund has the goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. Further, the Fund, in its discretion, after consideration of the best interests of the Fund and its shareholders, may choose not to apply the redemption fee to redemptions that do not indicate market timing strategies. In addition, the fee does not apply to shares purchased through reinvested dividends or capital gains.

Redemption-in-Kind. The Fund reserves the right to redeem your shares "in kind." For example, if you redeem a large number of shares and the Fund is unable to sell securities to raise cash, the Fund may send you a combination of cash and a share of the Fund's securities. The Fund does not expect to do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Householding. In an effort to decrease costs, we intend to reduce the number of duplicate prospectuses, annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-618-7643 to request individual copies of these documents. Once we receive notice to stop householding we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.


Investor Services

The Fund provides a variety of services to help you manage your account.

Information Services

The Fund's telephone representatives can be reached at 1-800-618-7643.

Statements and reports that the Fund sends to you include the following:

o Confirmation statements (after every transaction that affects your account balance or your account registration)

o    Annual and semiannual shareholder reports (every six months)

o    Quarterly account statements

Transaction Services

Exchange Privilege

You may sell your shares and buy Class I shares of other Provident Investment Counsel Funds by telephone or in writing. Note that exchanges into each Fund are limited to shares of similar classes, four exchanges per calendar year, may under certain circumstances involve payment of a redemption fee, and may have tax consequences for you. Also see, "Shareholder Account Policies."

Automatic Investment Plans

One easy way to pursue your financial goals is to invest money regularly. The Fund offers convenient services that let you transfer money into your Fund account automatically. Automatic investments are made on the day you select each month or, if that day is a weekend or holiday, on the prior business day. While automatic investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-618-7643 for more information.

Shareholder Account Policies

Dividends, Capital Gains and Taxes

The Fund distributes substantially all of its income and capital gains, if any, to shareholders each year in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-618-7643 for instructions. The Fund offers three options:

1. Reinvestment Option. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gain distributions.

If you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions

As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes its net income along to investors as distributions which are taxed as dividends; long term capital gain distributions are taxed as long term capital gains regardless of how long you have held your Fund shares. Every January, the Fund will send you and the IRS a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of the Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sale resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

Tax Issues. The Fund has elected, and intends to continue to qualify, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"), by distributing substantially all of its net investment income and net capital gains to its shareholders and meeting other requirements of the IRS Code relating to the sources of its income and diversification of assets. Accordingly, the Fund generally will not be liable for federal income tax or excise tax based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the IRS Code. If the Fund is unable to meet certain IRS Code requirements, it may be subject to taxation as a corporation.

For federal income tax purposes, any dividends derived from net investment income and any excess of net short-term capital gain over net long-term capital loss that investors receive from the Fund are considered ordinary income. Part of the distributions paid by the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders under the IRS Code. Distributions of the excess of net long-term capital gain over net short-term capital loss from transactions of the Fund are treated by shareholders as long-term capital gains regardless of the length of time the Fund's shares have been owned. Distributions of income and capital gains are taxed in the manner described above, whether they are taken in cash or are reinvested in additional shares of the Fund.

Part of the Fund's investment income may be subject to foreign income taxes that are withheld at the source. If the Fund meets certain requirements under the IRS Code, it may pass through these foreign taxes to shareholders, who may then claim, subject to applicable limitations, a credit or deduction against their own taxes for their share of foreign taxes paid.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

The Fund will inform its investors of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise investors of the tax status of those distributions and dividends. Investors (including tax exempt and foreign investors) are advised to consult their own tax advisers regarding the particular tax consequences to them of an investment in shares of the Fund. Additional information on tax matters relating to the Fund and its shareholders is included in the Statement of Additional Information.

Transactions Details

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to federal income tax withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold federal income taxes from your taxable distributions and redemptions.

You may initiate many transactions by telephone. The Fund may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Fund's transfer agent will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the liability to redeem or exchange by telephone, call the Fund's transfer agent for instructions.

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Privilege." Purchase orders may be refused if, in PIC's opinion, they would disrupt management of the Fund.

Please note this about purchases:

o All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

o The Fund does not accept cash, third-party checks, U.S. Treasury checks, credit card checks, travelers' checks, starter checks, money orders or cashiers' checks.

o When making a purchase with more than one check, each check must have a value of at least $50.

o The Fund reserves the right to limit the number of checks processed at one time.

o If your check does not clear, your purchase will be canceled and a $25 fee will be assessed against your account by the transfer agent. You will also be responsible for any losses suffered by the Fund as a result.


You may buy shares of the Fund or sell them through a broker, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.

Certain financial institutions that have entered into sales agreements with the Fund may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Please note this about redemptions:

o Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.

o Redemptions may be suspended or payment dates postponed beyond seven days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

o The Fund reserves the right to deduct an annual maintenance fee of $15 from accounts with a value of less than $1,000. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the Fund's transfer agent, is designed to offset in part the relatively higher cost of servicing smaller accounts.

o The Fund also reserves the right to redeem the shares and close your account if it has been reduced to a value of less than $1,000 as a result of a redemption or transfer ($500 for retirement accounts). The Fund will give you 30 days prior notice of its intention to close your account.

Please note this about exchanges:

As a shareholder, you have the privilege of exchanging shares of the Fund for Class I shares of other Provident Investment Counsel Funds. However, you should note the following:

o    The Fund you are exchanging into must be registered for sale in your state.

o You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

o    Before exchanging into a Fund, read its prospectus.

o Exchanges are considered a sale and purchase of Fund shares for tax purposes and may result in a capital gain or loss.

o Because excessive trading can hurt Fund performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for the purposes of the four exchange limit.

o Each Fund reserves the right to refuse exchange purchases by any person or group if, in PIC's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

o    The exchange may be subject to redemption fees.


                              Financial Highlights

This table shows the Predecessor Fund's financial performance for the past five years. Certain information reflects financial results for a single Predecessor Fund share. For the periods shown, the Predecessor Fund invested in securities of its corresponding master portfolio (the "Portfolio"). "Total return" shows how much your investment in the Predecessor Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP for each of the five years in the period ended October 31, 2003. Independent auditor's reports and the Predecessor Fund's financial statements are included in the Annual Report, which is available upon request.

              PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

Financial Highlights
For a share outstanding throughout each year


                                                   Year ended October 31,
                                  ----------------------------------------------
                                     2003     2002      2001     2000      1999
--------------------------------- --------- --------  -------- --------- -------
Net asset value, beginning of
year                               $10.58   $13.23    $39.06    $28.80   $18.13
                                   ------   ------    ------    ------   ------
Income for investment
 operations:
   Net investment loss              (0.08)   (0.10)    (0.08)    (0.30)   (0.20)
   Net realized and unrealized
   gain (loss) on investments        4.88    (2.55)    (9.61)    12.24    10.87
                                     ----    ------    ------    -----    -----
Total from investment
 operations                          4.80    (2.65)    (9.69)    11.94    10.67
                                     ----    ------    ------    -----    -----
Less distributions:
   From net realized gains           ----      ----   (16.14)    (1.68)     ---
                                   ------   --------   -------   ------   ------
Net asset value, end of year       $15.38   $10.58    $13.23    $39.06   $28.80
                                   ======   ======    ======    ======   ======
Total return                        45.37%  (20.03%)  (37.11%)   42.29%   58.85%
--------------------------------- -------- --------- --------- --------- -------

Ratios/supplemental data:
Net assets, end of year
(millions)                        $249.5   $126.6    $176.0    $239.5   $218.0

Ratios to average net assets: #++
   Expenses                          1.00%    1.00%     1.00%     1.00%    1.00%
   Net investment loss              (0.78%)  (0.75%)   (0.59%)   (0.64%)  (0.79%)


Portfolio turnover rateo           106.81%  100.71%    99.00%   143.39%  133.24%


# Includes the Predecessor Fund's shares of expenses, net of fees waived and expenses absorbed, allocated from the master Portfolio.
++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 0.38%, 0.34%, 0.26%, 0.25%, and 0.27%, respectively.
o The portfolio turnover rate indicates the rate of the "master" Portfolio, in which all of the Predecessor Fund's assets are invested.


                                 Privacy Notice

The Fund collects non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;

o    Information you give us orally; and

o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to nonaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information would be shared with unaffiliated third parties.

                    Provident Investment Counsel Mutual Funds

               Provident Investment Counsel Small Cap Growth Fund

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports: Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.

Statement  of  Additional  Information  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this
Prospectus.

You can get free copies of the Fund's reports and SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                    Provident Investment Counsel Mutual Funds
                       c/o U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701
                            Telephone: 1-800-618-7643
                                 www.provnet.com

You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling the Commission at (202) 942-8090. Reports and other information about the Fund are available:

Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov.

For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

                  (The Trust's SEC Investment Company Act File No. is 811-07959)






          PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND - CLASS I

                        a series of Advisors Series Trust


                       Statement of Additional Information


                             Dated December 24, 2003




     This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the Prospectus dated December 24, 2003, as may be revised, of the Provident Investment Counsel Small Cap Growth Fund - Class I, a series of the Advisors Series Trust (the "Trust"). In this SAI, the Provident Investment Counsel Small Cap Growth Fund - Class I may be referred to as the "Fund."


     Provident Investment Counsel (the "Advisor") is the investment advisor to the Fund.


     A copy of the prospectus may be obtained from the Fund c/o U.S. Bancorp Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling toll free at 1-800-618-7643.

     The annual report to shareholders for the Fund for the fiscal year ended October 31, 2003 and the semiannual report for the period ending April 30, 2003 are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference into this SAI.


                                TABLE OF CONTENTS

                                                                            Page

Investment Objectives and Policies.............................................3
Investment Restrictions.......................................................10
Management....................................................................11
Service Providers.............................................................19
Portfolio Transactions and Brokerage..........................................19
Portfolio Turnover............................................................21
Additional Purchase and Redemption Information................................21
Net Asset Value...............................................................22
Taxation......................................................................23
Dividends and Distributions...................................................25
Performance Information.......................................................26
Anti-Money Laundering Compliance Program......................................29
Proxy Voting Policy...........................................................30
General Information...........................................................31
Financial Statements..........................................................32
Appendix......................................................................33


                       INVESTMENT OBJECTIVES AND POLICIES

     Introduction. The Trust is an open-end, management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value $0.01 per share. This SAI relates only to the Fund.

     The Trust is registered with the Securities and Exchange Commission ("SEC") as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Fund's prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

     The Provident Investment Counsel Small Cap Fund I began operations on September 30, 1993 as a mutual fund organized as a series of PIC Investment Trust, a Delaware statutory trust (the "Predecessor Fund"), and reorganized into the Fund, a newly formed series of the Trust on December 19, 2003. Before the reorganization, the Fund had no assets or liabilities. The Predecessor Fund invested its assets in the Small Cap Growth Portfolio, a separate registered investment company with the same investment objective.

     The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 ("1940 Act"), which details the attributes of each class. Generally, Class A shares are subject to a front-end sales load and a Rule 12b-1 fee as described in the prospectus. Class B shares are subject to a contingent deferred sales load and a 12b-1 fee as described in the prospectus. Class I shares are not subject to a sales load nor a Rule 12b-1 fee.

     The Provident Investment Counsel Small Cap Growth Fund. The investment objective of the Fund is to provide capital appreciation. There is no assurance that the Fund will achieve its objective. The Fund is a diversified series of the Trust.

Securities and Investment Practices

     The discussion below supplements information contained in the prospectus as to investment policies of the Fund. The Advisor may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Fund achieve its goals.

     Equity Securities. Equity securities are common stocks and other kinds of securities that have the characteristics of common stocks. These other securities include bonds, debentures and preferred stocks which can be converted into common stocks. They also include warrants and options to purchase common stocks.

     Short-Term Investments. Short-term investments are debt securities that mature within a year of the date they are purchased by the Fund. Some specific examples of short-term investments are commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Fund will only purchase short-term investments which are "high quality," meaning the investments have been rated A-1 by Standard & Poor's Ratings Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or have an issue of debt securities outstanding rated at least A by S&P or Moody's. The term also applies to short-term investments that the Advisor believes are comparable in quality to those with an A-1 or Prime-1 rating. U.S. Government securities are always considered to be high quality.

     Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

     Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Board of Trustees of the Trust (the "Board" or "Trustees"). The Advisor will review and monitor the creditworthiness of such institutions under the Board's general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser's ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code ("Bankruptcy Code"), the Fund intends to comply with provisions under such Bankruptcy Code that would allow them immediately to resell the collateral.

     Options Activities. The Fund may write call options on stocks and stock indices, if the calls are "covered" throughout the life of the option. A call is "covered" if the Fund owns the optioned securities. When the Fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

     The Fund may purchase a call on securities to effect a "closing purchase transaction," which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Fund on which it wishes to terminate its obligation. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Fund expires (or until the call is exercised and the Fund delivers the underlying security).

     The Fund also may write and purchase put options ("puts"). When the Fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period. When the Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date.

     The Fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.

     In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation ("OCC") has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

     Futures Contracts. The Fund may buy and sell stock index futures contracts. The Fund will not engage in transactions in futures contracts or related options for speculation, but may enter into futures contracts and related options for hedging purposes, for the purpose of remaining fully invested or maintaining liquidity to meet shareholder redemptions, to minimize trading costs, or to invest cash balances.

     A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

     Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. Entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.

     A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflects changes in the specified index of equity securities on which the future is based.

     A futures option gives the holder, in return for the premium paid, the right to buy (call) or sell (put) to the writer of the option a futures contract at a specified price at any time during the term of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.

     There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures on stock indices.

     In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

     Investments in futures options involve some of the same risks as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option, and an option may be more risky than ownership of the futures contract. In general, the market prices of options are more volatile than the market prices of the underlying futures contracts.

     The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the amount of margin deposit on the Fund's futures positions would exceed 5% of the market value of the Fund's net assets.

     Foreign Securities. The Fund may invest in securities of foreign issuers in foreign markets. In addition, the Fund may invest in American Depositary Receipts ("ADRs"), which are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets. A depositary may issue unsponsored ADRs without the consent of the foreign issuer of securities, in which case the holder of the ADR may incur higher costs and receive less information about the foreign issuer than the holder of a sponsored ADR. The Fund may invest no more than 20% of its total assets in foreign securities, and it will only purchase foreign securities or ADRs which are listed on a national securities exchange or included in the National Association of Securities Dealers Automated Quotation ("NASDAQ") system.

     Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in developing countries, more volatile.

     Forward Foreign Currency Exchange Contracts. The Fund may enter into forward contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency or (2) the Fund maintains a segregated account as described below. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

     At or before the maturity date of a forward contract that requires the Fund to sell a currency, the Fund may either sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

     The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Lending Fund Securities. To increase their income, the Fund may lend its portfolio securities to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulatory requirements. The Fund has adopted an operating policy that limits the amount of loans to not more than 25% of the value of the total assets of the Fund. During the time the Fund's portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. The amounts received by the Fund will be reduced by any fees and administrative expenses associated with such loans. In addition, such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in the Advisor's judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of the Fund or the borrower.

     Segregated Accounts. When the Fund writes an option, sells a futures contract, enters into a forward foreign currency exchange contract or sells securities short, it will establish a segregated account with its custodian bank, or a securities depository acting for it, to hold assets of the Fund in order to insure that the Fund will be able to meet its obligations. In the case of a call that has been written, the securities covering the option will be maintained in the segregated account and cannot be sold by the Fund until released. In the case of a put that has been written or a forward foreign currency contract that has been entered into, liquid securities will be maintained in the segregated account in an amount sufficient to meet the Fund's obligations pursuant to the put or forward contract. In the case of a futures contract, liquid securities will be maintained in the segregated account equal in value to the current value of the underlying contract, less the margin deposits. The margin deposits are also held, in cash or U.S. Government securities, in the segregated account.

     When-Issued Securities. The Fund may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Fund's net asset value. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will limit its investments in when-issued securities to less than 5% of its total assets. When the Fund purchases securities on a when-issued basis, it maintains liquid assets in a segregated account with its custodian in an amount equal to the purchase price as long as the obligation to purchase continues.

     U.S. Government Securities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

     Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Among the U.S. Government securities that the Fund may purchase are "mortgage-backed securities" of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Association ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These mortgage-backed securities include "pass-through" securities and "participation certificates;" both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an "issuer" which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are "passed through" to the holders of the interest in the pool, thus, the payments to holders include varying amounts of principal and interest. Prepayment of the mortgages underlying these securities may result in the Fund's inability to reinvest the principal at comparable yields.

     Another type of mortgage-backed security is the "collateralized mortgage obligation," which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.

                             INVESTMENT RESTRICTIONS

     The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the outstanding voting securities of the Fund. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or
(ii) more than 50% of the outstanding shares of the Fund. Except with respect to borrowing, changes in values of assets of the Fund will not cause a violation of the investment restrictions so long as percentage restrictions are observed by the Fund at the time that it purchases any security.

     As a matter of fundamental policy, the Fund is diversified; that means that at least 75% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers each of which represents no more than 5% of the value of the Fund's total assets and no more than 10% of the issuer's outstanding voting securities. The Fund's investment objective is fundamental.

     In addition, except as noted below, the Fund may not:

1. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it may not make investments while borrowings in excess of 5% of the value of its total assets are outstanding, provided that such borrowings may be made only to the extent that the value of the Fund's and/or the Fund's total assets, as the case may be, less its liabilities other than borrowings (including borrowings pursuant to item (a) or otherwise), is equal at all times to at least 300% of all borrowings (including the proposed borrowing);

2.   Make short sales of securities or maintain a short position;

3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

4. Write put or call options, except that the Fund may write covered call and cash secured put options and purchase call and put options on stocks and stock indices;

5. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

6. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

7. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

8. Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts;

9.   Invest in oil and gas limited partnerships or oil, gas or mineral leases;

10. Make loans (except for investments in debt securities consistent with the investment policies of the Fund and in repurchase agreements; except that the Fund may make loans of portfolio securities);

11.  Make investments for the purpose of exercising control or management.

     The Fund observes the following restrictions as a matter of operating, but not fundamental, policy. Except as noted below, the Fund may not:

1. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law; or

2. Invest more than 15% of its net assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities issued under Rule 144A which are determined by the Board of Trustees to be liquid).

3. The Board has adopted the following restrictions which will take effect if and when the current fundamental restriction against securities lending is modified as discussed above: Make loans of portfolio securities in an amount exceeding 25% of their respective total assets.

                                   MANAGEMENT

     The overall management of the business and affairs of the Trust is vested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent as those terms are defined herein. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund's investment objectives and policies and to general supervision by the Board.

     The current Trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below.


---------------------- ----------- ------------- ------------------- ------------ ----------------------

                                      Term of         Principal      Number of
                       Position       Office          Occupation     Portfolios
       Name, Address     with      and Length of        During       Overseen in   Other Directorships
          and Age      The Trust    Time Served    Past Five Years   Fund Complex        Held
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Independent Trustees of the Trust*
---------------------------------- ------------- ------------------- ------------ ----------------------

Walter E. Auch         Trustee     Indefinite    Management              4        Director,
  (born 1921)                      term since    Consultant.                      Nicholas-Applegate
2020 E. Financial Way              February                                       Funds, Citigroup
Glendora, CA 91741                 1997.                                          Funds, Pimco Advisors
                                                                                  LLP and Senele Group.
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Donald E. O'Connor     Trustee     Indefinite    Financial               4        Independent Director,
  (born 1936)                      term since    Consultant;                      The Forward Funds.
2020 E. Financial Way              February      formerly
Glendora, CA 91741                 1997.         Executive Vice
                                                 President and
                                                 Chief Operating
                                                 Officer of ICI
                                                 Mutual Insurance
                                                 Company (until
                                                 January 1997).

---------------------- ----------- ------------- ------------------- ------------ ----------------------
George T. Wofford III  Trustee     Indefinite    Senior Vice             4        None.
  (born 1939)                      term since    President,
2020 E. Financial Way              February      Information
Glendora, CA 91741                 1997.         Services, Federal
                                                 Home Loan Bank of
                                                 San Francisco.

---------------------- ----------- ------------- ------------------- ------------ ----------------------
James Clayburn LaForce Trustee     Indefinite    Dean Emeritus,          4        Director, The Payden
  (born 1927)                      term since    John E. Anderson                 & Rygel Investment
2020 E. Financial Way              May 2002.     Graduate School                  Group, The
Glendora, CA 91741                               of Management,                   Metzler/Payden
                                                 University of                    Investment Group, PIC
                                                 California, Los                  Investment Trust,
                                                 Angeles.                         BlackRock Funds,
                                                                                  Jacobs Engineering,
                                                                                  Arena
                                                                                  Pharmaceuticals,
                                                                                  Cancervax.
---------------------- ----------- ------------- ------------------- ------------ ----------------------
George J. Rebhan       Trustee     Indefinite    Retired; formerly       4        Trustee, E*TRADE
  (born 1934)                      term since    President,                       Funds.
2020 E. Financial Way              May 2002.     Hotchkis and
Glendora, CA 91741                               Wiley Funds
                                                 (mutual funds)
                                                 from 1985 to 1993.
---------------------------------- ------------- ------------------- ------------ ----------------------
Interested Trustee of the Trust**
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Eric M. Banhazl        Trustee     Indefinite    Senior Vice             4        None.
  (born 1957)                      term since    President, U.S.
2020 E. Financial Way              February      Bancorp Fund
Glendora, CA 91741                 1997.         Services, LLC
                                                 since July 2001;
                                                 Treasurer,
                                                 Investec Funds;
                                                 formerly,
                                                 Executive Vice
                                                 President,
                                                 Investment
                                                 Company
                                                 Administration,
                                                 LLC; ("ICA")
                                                 (mutual fund
                                                 administrator and
                                                 the Fund's former
                                                 administrator).
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Officers of the Trust
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Eric M. Banhazl        President   Indefinite    See Above.              4        See Above.
  (see above)          (Interested term since
                       Trustee -   February
                       see above.) 1997.
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Douglas G. Hess        Treasurer   Indefinite    Vice President,         4        None.
  (born 1967)                      term since    Compliance and
615 East Michigan St.              June 2003     Administration,
Milwaukee, WI 53202                              U.S. Bancorp Fund
                                                 Services, LLC
                                                 since March 1997.
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Rodney A. DeWalt       Secretary   Indefinite    Legal and               4        None.
  (born 1967)                      term since    Compliance
615 East Michigan St.              December      Administrator,
Milwaukee, WI 53202                2003.         U.S. Bancorp Fund
                                                 Services, LLC
                                                 since
                                                 January 2003.
                                                 Thrivent
                                                 Financial for
                                                 Lutherans from
                                                 2000 to 2003,
                                                 Attorney Private
                                                 Practice 1997 to
                                                 2000
---------------------- ----------- ------------- ------------------- ------------ ----------------------
*    Denotes those Trustees of the Trust who are not "interested persons" of the
     Trust as defined under the 1940 Act ("Independent Trustees").
**   Denotes  Trustee who is an "interested  person" of the Trust under the 1940
     Act.  Mr.  Banhazl  is an  interested  person of the Trust by virtue of his position as President of the Trust.  He is also an officer of U.S.  Bancorp
     Fund  Services,  LLC, the  administrator  for the Fund.  U.S.  Bancorp Fund
     Services,  LLC is an  affiliate  of Quasar  Distributors,  LLC,  the Fund's distributor.

Compensation

     Each Independent Trustee receives $18,000 per year in fees, plus $500 for each special meeting attended and is reimbursed for expenses. This amount is allocated among each of the series of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.


----------------------- ----------------- ----------------- ------------- --------------
                                             Pension or                      Total
                                              Retirement     Estimated    Compensation
                            Aggregate         Benefits         Annual     from Trust(2)
                        Compensation From   Accrued as Part Benefits Upon   Paid to
Name of Person/Position   the Trust(1)     of Fund Expenses   Retirement    Trustees
----------------------- ----------------- ----------------- ------------- --------------

Walter E. Auch, Trustee      $18,000            None            None        $18,000
Donald E. O'Connor,
Trustee                      $18,000            None            None        $18,000
George T. Wofford III,
Trustee                      $18,000            None            None        $18,000
James Clayburn LaForce,      $18,000            None            None        $18,000
Trustee

George J. Rebhan,
Trustee                      $18,000            None            None        $18,000
----------------------- ----------------- ----------------- ------------- --------------
(1)  For the fiscal year November 1, 2002 through October 31, 2003.
(2)  There are currently numerous different portfolios comprising the Trust. For the fiscal year ended  October 31, 2003, no trustees fees and expenses were allocated to the Fund.

Trust Committees

     The Trust has three standing committees: The Audit Committee, the Qualified Legal Compliance Committee and the Valuation Committee. The Audit Committee is comprised of all of the Independent Trustees. It does not include any interested Trustees. The Audit Committee typically meets twice per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a Fund's financial statements and to ensure the integrity of the Fund's pricing and financial reporting. As the Fund is a newly formed series of the Trust, the Audit Committee has not met with respect to the Fund.

     As of September 12, 2003, the Audit Committee also serves as the Qualified Legal Compliance Committee ("QLCC") for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the "issuer attorneys"). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially "up the ladder" to other entities).

     The Trust's Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the
Administrator's staff who is knowledgeable about the Fund and at least one Trustee. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. As the Fund is a newly formed series of the Trust, the Valuation Committee has not met with respect to the Fund.

Board Interest in the Fund

     As of November 30, 2003, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, as of December 31, 2002, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Distributor or an affiliate of the Advisor or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates. In addition, during the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Distributor or any affiliate thereof was a party.

------------------------------- ------------------ ---------------------------

                                Dollar Range of
                                Equity Securities  Aggregate Dollar Range of
                                in the Fund        Equity Securities in all
                                (None, $1-$10,000, Registered Investment
                                10,001-$50,000,    Companies Overseen by
                                $50,001-$100,000,  Trustee in Family of
Name of Trustee                 Over $100,000)     Investment Companies
------------------------------- ------------------ ---------------------------
Walter E. Auch, Trustee         None               None
Eric M. Banhazl, Trustee        None               None
Donald E. O'Connor, Trustee     None               None
George T. Wofford III, Trustee  None               None
James Clayburn LaForce, Trustee None               None
George J. Rebhan, Trustee       None               None

------------------------------- ------------------ ---------------------------

Control Persons, Principal Shareholders, and Management Ownership

     A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of November 30, 2003, the following shareholders were considered to be either a control person or principal shareholder of the Predecessor Fund:

       ----------------------------------------- ------------------- -----------
       Name and Address                          No. of Shares Owned % of Shares
       ----------------------------------------- ------------------- -----------

       State Street Bank and Trust Company          5,342,942.08        31.82%
       Attn:  J. Peterson Master Trust Division
       105 Rosemont Road
       Westwood, MA 02090

       Northern Trust Company                       2,881,416.84        14.6%
       FBO Lilly Savings Plan
       50 S. LaSalle Street
       Chicago, IL 60675

       HSBC Bank USA Trustee                        2,724,633.47        16.2%
       PO Box 1329
       Buffalo, NY 14240

       Bost. & Co.                                  2,078,323.442       12.4%
       Mutual Funds Operations
       PO Box 3198
       Pittsburgh, PA 15230-3198
       ----------------------------------------- ------------------- -----------

The Advisor

     Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101-4106, acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board may determine, the Advisor is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments.

     The Advisor is an indirect, wholly owned subsidiary of Old Mutual plc, a public limited company based in the United Kingdom. Old Mutual is a financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance. On September 26, 2000, Old Mutual acquired the assets of United Asset Management Corporation, the Advisor's parent company; on that date the Advisor entered into new Advisory Agreements having the same terms as the previous Advisory Agreements with the Fund. The term "Advisor" also refers to the Advisor's predecessor.

     Under the Advisory Agreements, the Advisor will provide a continuous investment program for the Fund and make decisions and place orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, the Fund and the Trust are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Fund and the legal obligations with respect to which the Trust or the Fund may have to indemnify their officers and Trustees; and (xii) amortization of organization costs.

     In consideration of the services provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Fund's average daily net assets specified in the Prospectus. However, the Advisor may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For the periods indicated below, the Predecessor Fund paid the following advisory fees to its Advisor:

---- ----------------------- ---------------------- ---------------------------
Year       Total Fees            Fees Waived/
       Accrued by Advisor      Expenses Absorbed     Balance Paid to Advisor
---- ----------------------- ---------------------- ---------------------------
2003     $    1,584,476          $      134,626         $    1,449,850
2002     $    1,638,092          $       91,831         $    1,546,261
2001     $    1,975,820          $            0         $    1,975,820
---- ----------------------- ---------------------- ---------------------------

     The Fund is responsible for its own operating expenses. The Advisor, however, has contractually agreed to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon the Board's subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

     In granting its approval of the Advisory Agreement at a meeting of the Board on September 12, 2003, the full Board, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services provided by the Advisor to the Predecessor Fund; (b) the appropriateness of the fees paid by the Fund to the Advisor; (c) the level of Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Advisor; and (e) the nature of the Fund's investments. Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board noted, among other things, that the advisory fees to be paid by the Fund and the proposed expenses of the Fund were reasonable and generally consistent in relation to the relevant peer groups and that the Advisor's brokerage practices were reasonably efficient.

     After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board, or by the Advisor on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

     The Advisor also provided certain administrative services to the Predecessor Fund pursuant to Administration Agreements, including assisting shareholders of the Predecessor Fund, furnishing office space and permitting certain employees to serve as officers and Trustees of the Trust. For its services, it earned a fee at the rate of 0.20% of the average net assets of each series of the Trust. Fees earned by the Advisor for administrative services for the fiscal years ended October 31, 2003, 2002, and 2001 are shown below:


             Fees Earned by the Advisor for Administrative Services

                -------------- ------------ -------------
                    2003          2002          2001
                -------------- ------------ -------------
                  $324,964      $327,043      $390,490
                -------------- ------------ -------------

     The Advisor had previously agreed to limit the aggregate expenses of the Predecessor Fund to 1.00% of its average daily net assets. As a result, for the fiscal years ended October 31, 2003, 2002, and 2001, the Advisor waived all of its fees and reimbursed certain expenses of the in the amounts shown below:

                Fees Waived and Expenses Absorbed by the Advisor
                           for Administrative Services

                -------------- ------------ -------------
                    2003          2002          2001
                -------------- ------------ -------------
                  $180,507      $485,795      $507,868
                -------------- ------------ -------------

     The Advisor has entered into an Operating Expense Limitation Agreement with the Fund and has agreed to continue to limit the Net Annual Operating Expenses to 1.00% of the Fund's average daily net assets. The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if, within three subsequent years, the Fund's expenses are less than the limit agreed to by the Advisor.

The Administrator

     Pursuant to an Administration Agreement (the "Administration Agreement"), U.S. Bancorp Fund Services, LLC (the "Administrator") acts as administrator for the Fund. The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, from time to time, monitoring the Fund's compliance with the Fund's investment objective and restrictions, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

     The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund or by the Administrator on 60 days' written notice (as defined in the 1940 Act). The Administration Agreement also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

     For the fiscal years ended October 31, 2003, 2002, and 2001 the Predecessor Fund paid the following in administration fees to USBFS:

                        Administrative Fees Paid to USBFS

        ----------------------- ------------ ------------ ------------
                                   2003         2002         2001
        ----------------------- ------------ ------------ ------------
        Small Cap Growth Fund I  $ 10,000     $ 10,000     $ 10,000
        ----------------------- ------------ ------------ ------------

The Distributor

     The Trust has entered into a Distribution Agreement (the "Distribution Agreement") with Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202 (the "Distributor"), pursuant to which the Distributor acts as the Fund's distributor, provides certain administration services and promotes and arranges for the sale of the Fund's shares. The offering of the Fund's shares is continuous. The Distributor, Administrator, Transfer Agent and Custodian are affiliated companies.

     The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

                                SERVICE PROVIDERS

     U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the "Administrator"), provides administrative services to the Fund pursuant to an Administration Agreement. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required notice filings necessary to maintain the Fund's ability to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. U.S. Bancorp Fund Services, LLC also serves as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

     U.S. Bank, National Association, located at 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian ("Custodian") of the securities and other assets of the Fund. The Administrator also acts as the Fund's transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund. The Administrator, Custodian and the Fund's distributor are affiliated entities under the common control of U.S. Bancorp.

     Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 are the independent public accountants for the Fund for the fiscal year ending October 31, 2004.

     Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105, are legal counsel to the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisory Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held by the Fund by placing purchase and sale orders for the Fund, the Advisor shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Advisory Agreement to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by the Advisory Agreement to consider whether the broker provides research or statistical information to the Fund and/or other accounts of the Advisor. The Advisor may select brokers who sell shares of the Fund.

     The Advisory Agreement state that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreement provide that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreement;
(ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

     Brokerage commissions for the Predecessor Fund for the past three fiscal years ended October 31, 2001, 2002 and 2003 were as follows:

               --------- --------------------------- ----------------------
               Year        Brokerage Commissions*      Portion Paid for
                                                       Research Services
               --------- --------------------------- ----------------------
               2003               $970,797                 $122,097
               2002               $688,617                  $39,862
               2001               $342,040                  $23,679
               ---------- -------------------------- ----------------------

* The increase in brokerage commissions from 2001 to 2002 resulted from the change in the placement of orders for NASDAQ securities described above, which securities constitute approximately 70% of the securities in the Small Cap Growth Portfolio. The increase in brokerage commissions from 2002 to 2003 resulted from increased trading in smaller capitalization companies.

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of the Fund's investments. The research which the Advisor receives for the Fund's brokerage commissions, whether or not useful to the Fund, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

     Money market instruments usually trade on a "net" basis. On occasion, certain money market instruments may be purchased by the Fund directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     There are occasions on which the Advisor on behalf of the Fund may execute portfolio transactions concurrently with portfolio transactions in the same securities by other clients of the Advisor. Although some concurrent trading potentially could be either advantageous or disadvantageous to the Fund, they will be effected only when the Advisor believes that to do so is in the best interests of the Fund. When such concurrent trading occurs, the Advisor will seek to average prices or otherwise allocate the executions in an equitable manner among the Fund and the other parties involved.

     The Advisor adopted Best Execution Policy procedures in August 2001. The procedures provide compliance guidance for the Advisor when determining the reasonableness of commissions, whether its brokers are qualified, "step out" transactions, and the use soft dollars. Step out transactions are where portions of a trade are directed by the Advisor to another broker. Generally, the Advisor uses "step outs" to achieve better execution. Or, if a client directs brokerage so that the transaction is not a part of the Advisor's block trade, the Advisor may "step out" that client's portion of the transaction from its regular broker to the directed broker to follow the client's direction. The Advisor periodically reviews the implementation and the effectiveness of these procedures.

                               PORTFOLIO TURNOVER

     Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Portfolio Transactions and Brokerage." The Predecessor Fund's portfolio turnover rates for the past two fiscal years ended October 31, 2002 and 2003 were as follows:

                             Portfolio Turnover Rate

------------------------------------------------ --------------- ---------------
                                                      2003            2002
------------------------------------------------ --------------- ---------------
Predecessor Fund                                     106.81%         100.71%
------------------------------------------------ --------------- ---------------

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Detailed information on the purchase and redemption of shares is included in the Fund's prospectus. Shares of the Fund are sold without sales charge at the next price calculated after receipt of an order for purchase. To purchase shares of the Fund, you must invest the initial minimum investment. However, the Fund reserves the right to reduce or waive the minimums for certain retirement and other employee benefit plans; for the Advisor's employees, clients and their affiliates; for investment Advisors or financial institutions offering investors a program of services; or any other person or organization deemed appropriate by the Fund. You may redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business. A shareholder whose redemption order is received by the Fund's transfer agent after the close of trading on the NYSE will redeem shares at the net asset value as of the next trading day on the NYSE. A broker may charge a transaction fee for the redemption.

     The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or their shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in or has a history of excessive trading (usually defined as more than four transactions out of the Fund within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of the Fund's shareholders.

     Redemption-in-Kind. The Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash.

     Small Accounts. The Fund reserves the right to close an account, except retirement accounts, that has dropped below $1,000 in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 30 days prior to any proposed redemption are invited to add to their account if they wish to continue as a shareholder of the Fund; however, the Fund does not presently contemplate making such redemptions and the Fund will not redeem any shares held in tax-sheltered retirement plans.

                                 NET ASSET VALUE

     The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the Exchange (normally 4 p.m. Eastern time) each business day. The Fund's net asset value is calculated separately.

     Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be other-the-counter. Debt securities may be valued based on prices provided by a pricing service which such prices are believed to reflect the fair market value of such securities. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board.

     The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Fund outstanding at such time, as shown below:

                       Net Assets
                ----------------------------  =       Net Asset Value per share
                   Shares Outstanding


         An example of how the Predecessor Fund calculated the net asset value per share as of October 31, 2003 is as follows:

                      $249,496,715
                ----------------------------  =    $15.38
                       16,218,317


                                    TAXATION
Fund's Tax Status

     The Fund will be taxed under the Internal Revenue Code ( the "IRS Code") and intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the IRS Code. In each taxable year that the Fund qualifies, the Fund (but not their shareholders) will be relieved of federal income tax on that part of their investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

     In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of their investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record if the dividends are paid by the fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Special Tax Considerations

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Fund shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to provisions and limitations contained in the IRS Code. For example, certain retirement accounts cannot claim foreign tax credits on investments held by the Fund. If more than 50% in value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporation, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in the U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable income or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a non-resident alien individual or foreign corporation, may be subject to U.S. withholding tax on the income resulting from a Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to their shareholders the amount per share of such withholding taxes.

     Many of the options, futures and forward contracts used by the Fund are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character. Section 1256 contracts held by the Fund at the end of their fiscal year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the IRS Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

     Generally, the transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. In addition, losses realized on positions that are part of a straddle may be deferred under the rules, rather than being taken into account in the fiscal year in which the losses were realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by the Fund and taxed as ordinary income when distributed to shareholders of the Fund. The Fund may make certain elections available under the IRS Code which are applicable to straddles. If the Fund makes such elections, recognition of gains or losses from certain straddle positions may be accelerated.

     The tests which the Fund must meet to qualify as RICs, described above, may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.

     Under the IRS Code, fluctuations in exchange rates which occur between the dates various transactions are entered into or accrued and subsequently settled may cause gains or losses, referred to as "section 988" gains or losses. Section 988 gains or losses may increase or decrease the amount of income taxable as ordinary income distributed to shareholders.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

     Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

     The Fund is required to withhold a certain percentage of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold a certain percentage of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

                             PERFORMANCE INFORMATION

Average Annual Total Return

     Average annual total return quotations used in the Fund's prospectus are calculated according to the following formula:

                                         n
                                 P(1 + T)  = ERV

Where:
                "P"   = Represents a hypothetical initial investment of $1,000;
                "T"   = Represents average annual total return;
                "n"   = Represents the number of years; and
                "ERV" = Represents the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     The Predecessor Fund's return for the periods ended October 31, 2003 are set forth below:

                           Average Annual Total Return

                --------------- ------------- -----------------
                   One Year      Five Years      Ten Years
                --------------- ------------- -----------------
                    45.37%         10.57%          9.75%
                --------------- ------------- -----------------

(1) Certain fees and expenses of the Predecessor Fund have been reimbursed from inception September 30, 1993 through October 31, 2003. Accordingly, return figures are higher than they would have been had such fees and expenses not been reimbursed.

Average Annual Total Return (after Taxes on Distributions)

     The Fund's quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:
                                      n
                              P(1 + T)   = ATV
                                              D

Where:
              "P"      = represents a hypothetical initial investment of $1,000;
              "T"      = represents average annual total return;
              "n"      = represents the number of years; and
              "ATV   " = represents the ending value of the hypothetical
                  D initial investment after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(D) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

     The Predecessor Fund's average annual total returns (after taxes on distributions) for the periods ended October 31, 2003 are as follows:

           Average Annual Total Return (after Taxes on Distributions)

                --------------- ------------- -----------------
                   One Year      Five Years      Ten Years
                --------------- ------------- -----------------
                    45.37%         7.11%           7.61%

                --------------- ------------- -----------------

(1)  Since commencement of operations on September 30, 1993.

     Quotations of average annual total return after taxes on distributions for a five-year and ten-year period ended on the date of the most recent balance sheet referenced in the Trust's registration statement will be provided at such times as the registration statement has been in effect for such periods.

Average Annual Total Return (after Taxes on Distributions and Redemption)

     The Fund's quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

                                      n
                              P (1+ T) = ATV
                                            DR

Where:
             "P"       = represents a hypothetical initial investment of $1,000;
             "T"       = represents average annual total return;
             "n"       = represents the number of years; and
             "ATV    " = represents the ending redeemable value of the
                 DR hypothetical initial investment after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

     The Predecessor Fund's average annual total returns (after taxes on distributions and redemption) for the periods ended October 31, 2003 are as follows:

   Average Annual Total Return (after Taxes on Distributions and Redemptions)

                --------------- ------------- ---------------
                   One Year      Five Years     Ten Years
                --------------- ------------- ---------------
                    29.49%         7.81%          7.67%
                --------------- ------------- ---------------

Yield

     Annualized yield quotations used in the Fund's prospectus are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                                             6
                          YIELD = 2[(a-b + 1)  - 1]
                                     ---
                                     cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and "d" equals the maximum offering price per share on the last day of the period.

     Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

                    ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

     The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the "USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

                               PROXY VOTING POLICY

     The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board's continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor's Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

     The Advisor has adopted Proxy Voting Policies and Procedures ("Advisor's Proxy Policies") that are reasonably designed to ensure that proxies are voted in the best interests of the Fund's shareholders. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote. Pursuant to the Advisor's Proxy Policies, a Proxy Committee has been established that has appointed a Proxy Manager to analyze proxies and generally manage the proxy voting process. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

     Certain of the Advisor's proxy voting guidelines are summarized below:

o With respect to corporate governance issues, proxies are generally voted FOR management proposals unless there is a belief that such proposal may have a negative impact on the economic interests of shareholders, such as proposals limiting shareholder rights or imposing supermajority provisions;
o With respect to takeovers, proxies are generally voted FOR management sponsored anti-takeover proposals that (1) enhance management's bargaining position but do not discourage series offers, such as poison pills; and
o With respect to compensation plans, proxies are generally voted FOR management sponsored compensation plans that are reasonable, competitive and not unduly burdensome.

     Where a proxy proposal raises a conflict of interest between the Advisor's interest and the Fund's interest, the Proxy Committee will not take into consideration the relationship that raises the potential conflict of interest and will vote proxies solely in the best interest of the Fund. Further, any members of the Proxy Committee that personally have actual or potential conflicts of interest must notify appropriate parties and may be required to recuse himself or herself from participating in the decision process for that proxy vote. The Advisor also has procedures in place for reporting and investigating any perceived improper influence on the proxy voting decision-making process.

     In 2004, the Trust will be required to annually file new Form N-PX, which lists the Fund's complete proxy voting record for the 12-month period ending June 30th. Once filed, the Fund's proxy voting record will be available without charge, upon request, by calling toll-free 1-800-618-7643 and on the SEC's website at www.sec.gov.

                               GENERAL INFORMATION

     The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value of 0.01 per share. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

     With respect to the Fund, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

     The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

     The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

     The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Boards of the Trust and the Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Advisor to invest in securities that may be purchased or held by the Fund.

                              FINANCIAL STATEMENTS

     The annual report to shareholders for the Predecessor Fund for the fiscal year ended October 31, 2003 is a separate document supplied with this SAI, and the financial statements, accompanying notes and reports of independent accountants appearing therein are incorporated by reference into this SAI.



                                    APPENDIX
                             Description of Ratings

Moody's Investors Service, Inc.: Corporate Bond Ratings

     Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's applies numerical modifiers "1," "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Ratings Group: Corporate Bond Ratings

     AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

     Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Funds invest and the services available to shareholders.





[LOGO]





Provident Investment Counsel Small Cap Growth Fund, Class A
Provident Investment Counsel Mid Cap Fund, Class B






Advisor:
Provident Investment Counsel

Prospectus

December 24, 2003







                                Table of Contents

                                                                            Page

Risk/Return Summary............................................................2
The Principal Goals, Strategies and Risks of the Funds.........................2
The Principal Risks of Investing in the Funds..................................3
Who May Want to Invest.........................................................3
Performance....................................................................4
Fees and Expenses..............................................................6
More Information About the Funds' Investments, Strategies and Risks............8
Management.....................................................................9
Ways to Set Up Your Account...................................................10
Calculation of Net Asset Value................................................11
Description of Classes........................................................11
Distribution (12b-1) Plans....................................................14
Shareholder Services Plan.....................................................14
How to Sell Shares............................................................16
Important Redemption Information..............................................18
Investor Services.............................................................19
Dividends, Capital Gains and Taxes............................................20
Distribution Options..........................................................20
Understanding Distributions...................................................21
Transaction Details...........................................................22
Financial Highlights..........................................................25
Privacy Notice................................................................27




Risk/Return Summary

The Principal Goals, Strategies and Risks of the Funds

Provident Investment Counsel Small Cap Growth Fund

Goal:  Long term growth of capital.


Strategy: The Provident Investment Counsel Small Cap Growth Fund (the "Small Cap Growth Fund") invests at least 80% of its assets in the common stock of small-capitalization companies. Small-capitalization companies are those whose market capitalization range at the time of initial purchase are $50 million to $1.5 billion and/or those companies whose market capitalization size is consistent with the Russell 2000 Growth Index. As of the June 30, 2003 reconstitution, the market capitalization range of the Russell 2000 Growth Index was $7 million to $1.7 billion. In selecting investments, Provident Investment Counsel ("PIC"), the Funds' investment advisor, does an analysis of individual companies and invests in those small-capitalization companies which it believes have the best prospects for future growth of earnings and revenue.


Risks: These primary investment risks apply to the Small Cap Growth Fund: market, small company and high portfolio turnover. See below for these risks and primary investment risks common to the Fund.

Provident Investment Counsel Mid Cap Fund

Goal:  Long term growth of capital.


Strategy: The Provident Investment Counsel Mid Cap Fund (the "Mid Cap Fund") invests at least 80% of its assets in the common stock of medium-sized companies at time of initial purchase. Medium-sized companies are those whose market capitalization range at the time of initial purchase are $1.0 billion to $11.0 billion and/or those companies whose market capitalization size is consistent with the Russell Midcap Growth Index. As of the June 30, 2003 reconstitution, the market capitalization range of the Russell Midcap Growth Index was $1.1 billion to $10.6 billion. In selecting investments, PIC does an analysis of individual companies and invests in those medium-capitalization companies which it believes have the best prospects for future growth of earnings and revenue.


Risks: These primary investment risks apply to the Mid Cap Fund: market, small and medium company and high portfolio turnover. See below for these risks and primary investment risks common to the Fund.

The Principal Risks of Investing in the Funds

By itself, no Fund is a complete, balanced investment plan. And no Fund can guarantee that it will reach its goal. As with all mutual funds, there is the risk that you could lose money on your investment in any of the Funds. For example, the following risks could affect the value of your investment:

Market Risk: The value of each Fund's investments will vary from day to day. The value of each Fund's investments generally reflects market conditions, interest rates and other company, political and economic news. Stock prices can rise and fall in response to these factors for short or extended periods of time. Therefore, when you sell your shares, you may receive more or less money than you originally invested.

Small and Medium Company Risk: Each Fund may invest in the securities of small and medium-sized companies. In addition, the Provident Investment Counsel Mid Cap Fund primarily invests in the securities of medium-sized companies and the Provident Investment Counsel Small Cap Growth Fund primarily invests in the securities of small-sized companies. The securities of medium and small, less well-known companies may be more volatile than those of larger companies. Such companies may have limited product lines, markets or financial resources and their securities may have limited market liquidity. These risks are greater for small-sized companies.

Foreign Securities Risk: The Funds may invest in foreign securities. Investments in foreign securities involve risks that are not typically associated with domestic securities. The performance of foreign securities depends on different political and economic environments and other overall economic conditions than domestic securities. Changes in foreign currency exchange rates will affect the values of investments quoted in currencies other than the U.S. dollar. Less information may be publicly available about foreign issuers. Foreign stock markets have different clearance and settlement procedures, and higher commissions and transaction costs, than U.S. markets. Certain other adverse developments could occur, such as expropriation or confiscatory taxation, political or social instability, or other developments that could adversely affect the Funds' investments and its ability to enforce contracts.

Portfolio Turnover Risk: The Funds may experience high portfolio turnover. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect a Fund's performance.

Who May Want to Invest

The Mid Cap Fund may be appropriate for investors who are seeking capital appreciation through a portfolio of medium-size companies and are willing to accept the greater risk of investing in such companies.

The Small Cap Growth Fund may be appropriate for investors who are seeking capital appreciation through a portfolio of small-size companies and are willing to accept the greater risk of investing in such companies.

Performance

The Provident Investment Counsel Mid Cap Fund B ("the Predecessor Mid Cap Fund") and Provident Investment Counsel Small Company Growth Fund A (the "Predecessor Small Cap Growth Fund") began operations on March 31, 1999 and February 3, 1997 respectively, as mutual funds organized as a series of PIC Investment Trust, a Delaware statutory trust, (together, the "Predecessor Funds"), recently reorganized into Class B of the Provident Investment Counsel Mid Cap Fund and Class A of the Provident Investment Counsel Small Cap Growth Fund, respectively, newly formed series of Advisors Series Trust (the "Trust"). The Small Cap Growth Fund and the Mid Cap Fund (collectively referred to as the "Funds") have each adopted an investment objective and certain investment strategies and policies identical as those of the Predecessor Funds. The bar chart and table reflect the Predecessor Funds' performances for periods prior to the reorganization. The bar chart demonstrates the risks of investing in the Funds by showing changes in the Predecessor Funds' performance from year to year. These risks are also demonstrated by the table below, which shows how the Predecessor Funds' average annual returns compare over time with those of the Russell Midcap Growth Index and the Russell 2000 Growth Index. Unless otherwise indicated, the bar chart and table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect for certain periods. If these fee waivers were not in place, the Predecessor Funds' performances would be reduced. Past performance (before and after taxes) is not an indication of future performance.

                           Predecessor Small Cap Fund
                             Calendar Total Returns

[BAR CHART]
1998            5.26%
1999           90.87%
2000          -17.13%
2001          -15.56%
2002          -31.53%

         The bar chart above does not reflect sales charges, which would lower the returns shown

During the periods shown, the Predecessor Small Cap Growth Fund's best performance for a quarter was 59.44% (for the fourth quarter 1999). The Predecessor Small Cap Growth Fund's worst performance was -27.86% (for the third quarter 2001).


The Fund's year to date total return as of September 30, 2003 was 34.49%.





Average Annual Total Returns as of December 31, 2002

                                                               Predecessor
                                                            Small Cap Growth
                                                          Fund Since Inception
                                          1 Year  5 Years   February 3, 1997
                                          ------  -------   ----------------
Predecessor Small Cap Growth Fund(1)
     Return Before Taxes                  -35.47%  -1.93%        -1.84%
     Return After Taxes on Distributions  -35.48%  -1.92%        -1.84%
     Return After Taxes on Distributions
     and Sale of Fund Shares (2)          -21.79%  -1.53%        -1.46%
Russell 2000 Growth Index(3)              -30.26%  -6.59%        -4.03%
----------------
(1)  Includes maximum sales charge.
(2) The "Return After Taxes on Distributions and Sale of Fund Shares" is higher than the other return figures because, when capital loss occurs on redemption of Fund shares, a tax deduction benefits the investor.

(3) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. This index assumes the reinvestment of dividends and does not incur expenses and is not available for investment.


                            Predecessor Mid Cap Fund
                           Calendar Year Total Returns

[BAR CHART]

2000            12.18%
2001           -26.28%
2002           -30.28%

   The bar chart above does not reflect sales charges, which would lower the returns shown.

During the periods shown, the Predecessor Mid Cap Fund's best performance for a quarter was 26.22% (for the first quarter 2000). The Predecessor Mid Cap Fund's worst performance was -30.88% (for the third quarter 2001).


The Mid Cap Fund's year to date total return as of September 30, 2003 was 28.69%.



Average Annual Total Returns as of December 31, 2002

                                                          Predecessor
                                                      Mid Cap Fund Since
                                                     Inception March 31,
                                          1 Year             1999
                                          ------             ----
Predecessor Mid Cap Fund (1)
     Return Before Taxes                  -33.77%           -0.78%
     Return After Taxes on Distributions  -33.77%           -0.98%
     Return After Taxes on Distributions
      and Sale of Fund shares (2)         -20.73%            0.38%
Russell Mid-Cap Growth Index(3)           -27.41%           -7.44%
-------------------------
(1)  Includes maximum sales charge.
(2) The "Return After Taxes on Distributions and Sale of Fund Shares" is higher than the other return figures because, when capital loss occurs on redemption of Fund shares, a tax deduction benefits the investor.

(3) The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. This index assumes the reinvestment of dividends and does not incur expenses and is not available for investment.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
                                                    Small Cap
                                                   Growth Fund     Mid Cap Fund
                                                    (Class A)        (Class B)
Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)............    5.75%            None
Maximum deferred sales (load) charge
    (as a percentage of purchase or sale price,
      whichever is less).                              None             5.00%
Redemption fee (1).................................    1.00%            1.00%


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
                                                    Small Cap
                                                   Growth Fund     Mid Cap Fund
                                                    (Class A)       (Class B)
Management Fee ....................................    0.80%           0.70%
Distribution and Service (12b-1) Fees .............    0.25%           0.25% (3)
Other Expenses(2) .................................    0.22%           4.50%
Shareholder Services Fee ..........................    0.15%           0.00%
                                                       -----           -----

Total Annual Fund Operating Expenses...............    1.42%           5.45%
          Expense Reimbursements...................   -0.02%          -3.80%
                                                      ------          ------

Net Expenses (4)...................................    1.40%           1.65%
                                                       =====           =====
-------------------------
(1) Shareholders of the Small Cap Growth Fund and Mid Cap Fund will be charged a 1% fee on redemptions made within one month of purchase. The Funds' transfer agent charges a $15 fee for each wire transfer.
(2) The tables above and the Examples below reflect the estimated expenses of the Funds and include custodian, transfer agency, and other customary expenses.
(3) The Mid Cap Fund has adopted a Distribution and Shareholder Services Plan, but only charges 0.25% out of the permitted 1.00% under the Plan, but has not yet charged any fees under the plan.
(4) The Funds have entered an expense reimbursement agreement with the Provident Investment Counsel ("PIC"), until such contractual arrangement is terminated by the Board of Trustees, under which PIC has agreed to limit the Funds' Net Annual Fund Operating Expenses, excluding interest and taxes, to not more than 1.40% of average daily net assets Class A of the for the Small Cap Growth Fund and 1.65% for Class B of the Mid Cap Fund. Under this expense reimbursement agreement, the Advisor may request reimbursement of previously absorbed expenses at any time before the end of the third fiscal year after the fiscal year in which the expenses were absorbed. To request reimbursement, each Fund's current aggregate operating expenses must be below the applicable limitation. The Board of Trustees must review and approve the proposed reimbursement and may terminate the expense reimbursement arrangement at any time. Without the expense reimbursement, the Total Annual Fund Operating Expenses would be 1.42% for Class A of the Small Cap Growth Fund and 5.45% for Class B of the Mid Cap Fund.


Example: These examples are to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

This example is based upon Net Annual Fund Operating Expenses as set forth in the above table. It assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses have remained the same. Although your actual costs may be higher or lower, based on these assumptions, the cost would be:

                                1 Year  3 Years 5 Years   10 Years
                                ------  ------- -------   --------
Small Cap Growth Fund, Class A $  709  $   993  $  1,297 $   2,158
Mid Cap Fund, Class B          $  668  $   820  $  1,097 $   1,955


You would pay the following expenses if you did not redeem your shares:

                                1 Year  3 Years 5 Years   10 Years
                                ------  ------- -------   --------
Small Cap Growth Fund, Class A $  709  $   993  $  1,297 $   2,158
Mid Cap Fund, Class B          $  168  $   520  $    897 $   1,955


More Information About the Funds' Investments, Strategies and Risks

This section gives more information about how each Fund invests.

Provident Investment Counsel ("PIC") supports its selection of individual securities through intensive research and uses qualitative and quantitative disciplines to determine when securities should be sold. PIC's research professionals meet personally with the senior officers of the companies in the Funds to discuss their abilities to generate strong revenue and earnings growth in the future.

PIC's investment professionals focus on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a "bottom-up" approach to investing. PIC seeks companies that have displayed exceptional profitability, market share, return on equity, reinvestment rates and sales and dividend growth. Companies with significant management ownership of stock, strong management goals, plans and controls, and leading proprietary positions in given market niches are especially attractive. Finally, the valuation of each company is assessed relative to its industry, earnings growth and the market in general.

The Funds invest to a limited degree in foreign securities, but is authorized to invest up to 20% of its total assets in such securities. Foreign investments involve additional risks including currency fluctuations, political and economic instability, differences in financial reporting standards, and less stringent regulation of securities markets.

Each Fund seeks to spread investment risk by diversifying its holdings among many companies and industries. PIC normally invests the Funds' assets according to its investment strategy. However, the Funds may depart from its principal investment strategies by making short-term investments in high-quality cash equivalents for temporary, defensive purposes. The Funds may invest up to 100% of its assets in temporary defensive investments. At those times, the Funds would not be seeking its investment objective.

Provident Investment Counsel Small Cap Growth Fund

The Small Cap Growth Fund seeks long-term growth of capital by investing primarily in the common stock of small companies.


PIC will invest at least 80%, and normally at least 95%, of the Fund's total assets in these securities. The Small Cap Growth Fund has flexibility, however, to invest the balance in other market capitalizations and security types. Investing in small capitalization stocks may involve greater risk than investing in large or medium capitalization stocks, since they can be subject to more abrupt or erratic movements in value. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices tend to be more volatile.

The majority of our sell disciplines are based on fundamental changes. Each week at our formal investment group meeting we review:

o    Fundamental changes in a company or industry outlook
o    If the company has met or exceeded our price target/valuation
o    Stocks which have declined materially from cost
o    All bottom decile performers
o    Stocks showing technical weakness
o Relative price-to-earnings ratios (P/E to growth rate and P/E relative to historical)
o    "Graduates" where the market cap exceeds criteria due to price appreciation

Provident Investment Counsel Mid Cap Fund

The Mid Cap Fund seeks long term growth of capital by investing primarily in the common stock of medium-sized companies.

PIC will invest at least 80% of the Mid Cap Fund's total assets in these securities. The Mid Cap Fund has flexibility, however, to invest the balance in other market capitalizations and security types. Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements in value. However they tend to involve less risk than stocks of small companies.

In determining whether to sell a security, PIC considers the following: (a) whether there is a fundamental change in the company or industry outlook; (b) whether the company has met or exceeded PIC's price target; (c) whether a stock has declined 20% from a recent high or purchase price; (d) if the security is one of the bottom decile performers; or (e) if the security "graduates" because the market cap exceeds the criteria due to price appreciation. PIC continually reviews the company's relative price-to-earnings ratios as they compare to the growth rate or historical ratios.

Management

PIC is the investment advisor to the Fund. PIC's address is 300 North Lake Avenue, Pasadena, California, 91101. PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. An investment committee of PIC formulates and implements an investment program for each Fund, including determining which securities should be bought and sold.


Each Fund pays an investment advisory fee to PIC for managing the Fund's investments. For the fiscal year ended October 31, 2003, the Portfolio in which the Predecessor Small Cap Growth Fund invested paid the Advisor 0.74% net of waiver and for the Portfolio in which the Predecessor Mid Cap Fund invested the Advisor waived its advisory fee based on the respective Fund's average daily net assets.




Ways to Set Up Your Account

Individual or Joint Tenant for your General Investment Needs

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

Retirement
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.


o Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 1/2 with earned income to invest up to $3,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.

o Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Keogh or Corporate Profit Sharing and Money Purchase Pension Plans allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $40,000 per year.

o Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

o 403(b) Custodial Accounts are available to employees of most tax-exempt institutions, including schools, hospitals and other charitable organizations. These accounts need to be established by the trustee of the plan.

o 401(K) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.


Gifts or Transfers to Minor
(UGMA, UTMA)
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

Trust
For money being invested by a trust

The trust must be established before an account can be opened.

Business or Organization
For investment needs of corporations, associations, partnerships or other groups

Does not require a special application.

Calculation of Net Asset Value

Once each business day, each Fund calculates its net asset value per share ("NAV"). NAV is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), which is normally 4 p.m., Eastern time. NAV will not be calculated on days that the NYSE is closed for trading.

Each Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees of the Trust (the "Board" or "Trustees") believes accurately reflects fair value.


Description of Classes
The Trust has adopted a multiple class plan that allows the Funds to offer one or more classes of shares for each Fund. The Small Cap Growth Fund currently offers two classes of shares - Class A and I. The Mid Cap Fund currently offers one class of shares - Class B. This prospectus offers only Class A shares of Small Cap Growth Fund and Class B shares of Mid Cap Fund.

With the Class A shares of the Small Cap Growth Fund, you will pay a sales charge when you initially invest in the Fund. The Small Cap Growth Fund's Class A shares impose a Shareholder-Servicing fee and a Rule 12b-1 fee against the shares of the class and over time could cost you more than if you paid other types of sales charges.

With Class B shares of the Mid Cap Fund, you will pay a contingent deferred sales charge. The Mid Cap Fund's Class B shares impose a Shareholder-Servicing fee against the shares of the class and over time could cost you more than if you paid other types of sales charges.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is put to work from the outset.

Class A Shares

Class A shares are sold at the public offering price, which includes a front-end sales charge. Shares are purchased at the next NAV calculated after your investment is received by the Fund's transfer agent with complete information and meeting all the requirements discussed in this Prospectus, including the shares charge. The sales charge declines with the size of your purchase, as shown below:

                               As a % of
                               offering     As a % of your
Your investment                  price        investment
---------------                  -----        ----------

Up to $49,999                    5.75%           6.10%
$50,000 to $99,999               4.50%           4.71%
$100,000 to $249,999             3.50%           3.63%
$250,000 to $499,999             2.50%           2.56%
$500,000 to $999,999             2.00%           2.04%
$1,000,000 and over              None*           None*
-----------------------------
* Shareholders who buy $1 million of Class A shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.

Class A Sales Charge Waivers

Shares of Class A may be sold at net asset value (free of any sales charge) to:


(1) shareholders investing $1 million or more; (2) shareholders of the Small Company Growth Fund I who are now shareholders of the Small Cap Growth Fund, Class A (formerly Small Company Growth Fund A) as a result of a merger in 2000;
(3) current or retired directors, trustees, partners, officers and employees of the Trust, PIC and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons; (4) current or retired registered representatives of broker-dealers having sales agreements with the Distributor or full-time employees and their spouses and minor children and plans of such persons; (5) investors who redeem shares from an unaffiliated investment company which has a sales charge and use the redemption proceeds to purchase Class A shares within 60 days of the redemption; (6) trustees or other fiduciaries purchasing shares for certain retirement plans or organizations with 60 or more eligible employees; (7) investment advisors and financial planners who place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services; (8) employee-sponsored benefit plans in connection with purchases of Class A shares made as a result of participant-directed exchanges between options in such a plan; (9) "fee based accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of Class A shares; (10) investors making purchases through retail fund "supermarkets"; and
(11) such other persons as are determined by the Board (or by the Distributor pursuant to guidelines established by the Board) to have acquired Class A shares under circumstances not involving any sales expense to the Trust or the Distributor.


Class A Sales Charge Reductions

There are several ways you can combine multiple purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule. You must bring to the Distributor's or your broker-dealer's attention whether you are eligible for these reductions when you purchase your shares. These can be combined in any manner.

Accumulation Privilege - This lets you add the value of shares of any Provident Investment Counsel Class A shares you and your family already own to the amount of your next purchase of Class A shares for purposes of calculating the sales charge.

Letter of Intent - This lets you purchase Class A shares of one or more of the Provident Investment Counsel Funds Class A shares over a 13-month period and receive the same sales charge as if all the shares had been purchased at one time.

Class B Shares

The price you will pay to buy Class B shares is based on the Fund's NAV. Shares are purchased at the next NAV calculated after your investment is received by the Fund's transfer agent with complete information and meeting all the requirements discussed in this Prospectus.

You may be charged a contingent deferred sales charge ("CDSC") if you sell your Class B shares within a certain time after you purchased them. There is no CDSC imposed on shares which you acquire by reinvesting your dividends. The CDSC is based on the original cost of your shares or the market value of them when you sell, whichever is less. When you place an order to sell your shares, we will first sell any shares in your account which are not subject to a CDSC. Next, we will sell shares subject to the lowest CDSC.

The CDSC for Class B shares is as follows:

      Years after Purchase             CDSC
      --------------------             ----
1.............................         5.00%
2.............................         4.00%
3.............................         3.00%
4.............................         3.00%
5.............................         2.00%
6.............................         1.00%
Within the 7th Year...........         None
After seven years, your Class B shares will not be charged a CDSC.


CDSC Waivers. The CDSC for Class B shares may be reduced or waived under certain circumstances and for certain groups. Call 1-800-618-7643 for details. If you notify the Transfer Agent at the time of redemption, the CDSC for Class B shares will be waived in the following cases:

o Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

o    Mandatory distributions from a tax-deferred retirement plan or an IRA.

o    Reinvestment of dividends and capital gains distributions.

o    For  current  or  retired  directors,   trustees,  partners,  officers  and
     employees of , PIC and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons.




Distribution (12b-1) Plans


The Trust has adopted plans pursuant to Rule 12b-1 that allows the Funds to pay distribution fees for the sale and distribution of their shares. With respect to Class A shares of the Small Cap Growth Fund, the plan provides for the payment of a distribution fee at the annual rate of up to 0.25% of average daily net assets. With respect to Class B shares of the Mid Cap Fund, the plan provides for the payment of a distribution fee at the annual rate of up to 0.75% of average daily net assets. Because these fees are paid out of the Funds' assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Currently, the Board is waiving all of the fees and is not accruing any amount for Mid Cap Fund under this plan, because Mid Cap Fund discontinued further sales of shares of the Fund.


Shareholder Services Plan

In addition, the Trust, on behalf of the Funds, has entered into a Shareholder Services Plan with PIC. Under the Shareholder Services Plan, PIC will provide, or arrange for others to provide, certain shareholder services to shareholders of the Funds. The Shareholder Services Plan provides for the payment to PIC of a service fee at the annual rate of 0.15% of Class A of the Small Cap Growth Fund's average daily net assets and 0.25% of Class B of the Mid Cap Fund's average daily net assets.

How to Buy Shares
When placing your purchase with the Funds, make sure your purchase is in good order. "Good order" purchase requests means that your purchase request includes:

o    the name of the Fund
o    the dollar amount of shares to be purchased
o    accurately completed application or investment stub
o    check payable to "Provident Investment Counsel Mutual Funds"

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-618-7643 for more information and a retirement application.

If you buy shares by check and then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

If you are investing by wire, please be sure to call 1-800-618-7643 before sending each wire.

In compliance with the USA Patriot Act of 2001, please note that the Fund's transfer agent will verify certain information on your Account Application as part of the Trust's Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund's transfer agent at 1-800-618-7643 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. Each Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.




Minimum Investments

To Open an Account                                 $   2,000
For retirement accounts                            $     250
For automatic investment plans                     $     250

To Add to an Account                               $     250
For retirement plans                               $     250
Through automatic investment plans                 $     250

Minimum Balance                                    $   1,000
For retirement accounts                            $     500

For Information:                              1-800-618-7643

To Invest

By Mail:
Provident Investment Counsel Mutual Funds
[Name of Fund]
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

By Wire:
Call: 1-800-618-7643 to set up an account and arrange a wire transfer

By Overnight Delivery:
Provident Investment Counsel Mutual Funds
[Name of Fund]
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received by the Fund's transfer agent with complete information and meeting all the requirements discussed in this Prospectus. You may be charged a CDSC on the sale of your Class B shares.

To sell shares in a non-retirement account, you may use any of the methods described on these two pages. If you are selling some but not all of your shares, you must leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

Certain requests must include a signature guarantee. It is designed to protect you and the Funds from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

o    You wish to redeem more than $100,000 worth of shares;

o The redemption is being mailed to a different address from the one on your account (record address); or

o The redemption is being made payable to someone other than the account owner.


o The redemption is being sent by federal wire transfer to a bank other than the bank of record of the account owner.


o A change of address request has been received by the transfer agent within the last 15 days.

Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Fund's transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. A notary public cannot provide a signature guarantee.

Selling Shares in Writing

Write a "letter of instruction" with:

o    Your name;

o    Your Fund account number;

o    The dollar amount or number of shares to be redeemed; and

o Any other applicable requirements listed under "Important Redemption Information."

Unless otherwise instructed, the Fund's transfer agent will send a check to the record address.

Mail your letter to:
Provident Investment Counsel Mutual Funds
[Name of Fund]
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701



Important Redemption Information
                  Account Type                     Special Requirements
----------------- -------------------------------- -------------------------------------------------
Phone             All   account   types   except   * Your telephone call must be received by 4
1-800-618-7643    retirement. Retirement  account    p.m. Eastern time to be redeemed on that day
                  redemptions must be made in       (maximum check request $100,000)
                  writing.
----------------- -------------------------------- -------------------------------------------------
Mailor in Person  Individual, Joint Tenant, Sole   * The letter of instructions must be signed by
                  Proprietorship, UGMA, Tenant,      all persons required to sign for transactions,
                  Sole Proprietorship, UGMA,         exactly as their names appear on the account.
                  UTMA

                  Retirement Account               * The account owner should provide a letter of
                                                     instruction.

                  Trust                            * The trustee must sign the letter indicating
                                                     capacity as trustee. If the trustee's name is
                                                     not in the account registration, provide a
                                                     copy of the trust document certified within
                                                     the last 60 days.

                  Business or Organization         * At least one person authorized by corporate
                                                     resolutions to act on the account must sign
                                                     the letter.

                                                   * Include a corporate resolution with corporate
                                                     seal or a signature guarantee.

                  Executor, Administrator,         * Call 1-800-618-7643 for instructions.
                  Conservator, Guardian
----------------- -------------------------------- -------------------------------------------------
Wire              All account types except         * You must sign up for the wire feature before
                  retirement. Retirement account     using it.  To verify that it is in place,
                  redemptions must be made           call 1-800-618-7643.  Minimum redemption
                  in writing.                        wire: $5,000.

                                                   * Your wire  redemption  request  must be received
                                                     by the Fund before 4 p.m.  Eastern  Time for money
                                                     to be wired the next business day.

                                                   * You will be charged a $15 fee for each wire
                                                     redemption.




Redemption Fee. The Fund imposes a 1% redemption fee on redemptions of shares held for less than one month. The fee is deducted from your proceeds and is retained by the fund for the benefit of its long-term shareholders.

The Fund is intended for long-term investors. Short-term "market-timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund will assess a fee on redemptions of Fund shares purchased and held for less than one month. Although the Fund has the goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. Further, the Fund, in its discretion, after consideration of the best interests of the Fund and its shareholders, may choose not to apply the redemption fee to redemptions that do not indicate market timing strategies. In addition, the fee does not apply to shares purchased through reinvested dividends or capital gains.


Redemption-in-Kind. The Funds reserve the right to redeem your shares "in-kind." For example, if you redeem a large number of shares and the Funds are unable to sell securities to raise cash, the Funds may send you a combination of cash and a share of the Fund's securities. The Funds do not expect to do so except in unusual circumstances. If the Funds pay your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Investor Services
The Funds provide a variety of services to help you manage your account.

Information Services
The Funds' telephone representatives can be reached at 1-800-618-7643.

Statements and reports that PIC sends to you include the following:

o Confirmation statements (after every transaction that affects your account balance or your account registration)

o    Annual and semi-annual shareholder reports (every six months)

o    Quarterly account statements

Householding. In an effort to decrease costs, we intend to reduce the number of duplicate prospectuses, annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-618-7643 to request individual copies of these documents. Once we receive notice to stop householding we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.


Transactions Services

Systematic withdrawal plans let you set up periodic redemptions from your account. These redemptions take place on the day you select each month or, if that day is a weekend or holiday, on the prior business day. This service is available to Class A account holders only.

Automatic Investment Plans

One easy way to pursue your financial goals is to invest money regularly. The Funds offer convenient services that let you transfer money into your Fund account automatically. Automatic investments are made on the day you select each month or, if that day is a weekend or holiday, on the prior business day. While automatic investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-618-7643 for more information.


Reinstatement after Redemption

If you redeem shares in your Small Cap Growth Fund's Class A account, you can reinvest within 90 days from the date of redemption all or any part of the proceeds in shares of the same Fund, at net asset value, on the date the Fund's transfer agent receives your purchase request. To take advantage of this option, send your reinstatement check along with a written request to the Fund's transfer agent within ninety days from the date of your redemption. Include your account number and a statement that you are taking advantage of the "Reinstatement Privilege." If your reinstatement is into a new account, it must meet the minimum investment and other requirements of the Fund into which the reinstatement is being made.


Shareholder Account Policies

Dividends, Capital Gains and Taxes

The Funds distribute substantially all of their net income and capital gains, if any, to shareholders each year in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-618-7643 for instructions. The Funds offer three options:

1. Reinvestment Option. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gain distributions.

If you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions

As a Fund shareholder, you are entitled to your share of each Fund's net income and gains on its investments. The Funds pass net income along to investors as distributions which are taxed as dividends; long term capital gain distributions are taxed as long term capital gains regardless of how long you have held your Fund shares. Every January, the Fund will send you and the IRS a statement showing the taxable distributions.

Taxes on Distributions. Your redemptions are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of a Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sale resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

Tax Issues. The Funds have elected, and intends to continue to qualify, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"), by distributing substantially all of its net investment income and net capital gains to its shareholders and meeting other requirements of the IRS Code relating to the sources of its income and diversification of assets. Accordingly, the Fund generally will not be liable for federal income tax or excise tax based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the IRS Code. If the Funds are unable to meet certain IRS Code requirements, it may be subject to taxation as a corporation.

For federal income tax purposes, any dividends derived from net investment income and any excess of net short-term capital gain over net long-term capital loss that investors receive from the Funds are considered ordinary income. Part of the distributions paid by the Funds may be eligible for the dividends-received deduction allowed to corporate shareholders under the IRS Code. Distributions of the excess of net long-term capital gain over net short-term capital loss from transactions of the Funds is treated by shareholders as long-term capital gains regardless of the length of time the Fund's shares have been owned. Distributions of income and capital gains are taxed in the manner described above, whether they are taken in cash or are reinvested in additional shares each of the Funds.

Part of the Funds' investment income may be subject to foreign income taxes that are withheld at the source. If the Funds meet certain requirements under the IRS Code, it may pass through these foreign taxes to shareholders, who may then claim, subject to applicable limitations, a credit or deduction against their own taxes for their share of foreign taxes paid.

By law, the Funds must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Funds to do so.

The Funds will inform its investors of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise investors of the tax status of those distributions and dividends. Investors (including tax exempt and foreign investors) are advised to consult their own tax advisers regarding the particular tax consequences to them of an investment in shares of each of the Funds. Additional information on tax matters relating to the Funds and its shareholders is included in the Statement of Additional Information.

Transaction Details

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to federal income tax withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Funds to withhold federal income taxes from your taxable distributions and redemptions.

You may initiate many transactions by telephone. The Funds may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Funds' transfer agent will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the liability to redeem by telephone, call the Funds' transfer agent for instructions.

Each Fund reserves the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order. Purchase orders may be refused if, in the Funds' opinion, they would disrupt management of the Funds.

Please note this about purchases:

o All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

o The Funds do not accept cash, third party checks, money orders, U.S. Treasury checks, credit card checks, travelers' checks, starter checks or cashiers' checks.

o When making a purchase with more than one check, each check must have a value of at least $50.

o Each Fund reserves the right to limit the number of checks processed at one time.


o If your check does not clear, your purchase will be canceled and a $25 fee will be assessed against your account by the transfer agent. You will also be responsible for any losses suffered by the Fund as a result.



You may buy shares of a Fund or sell them through a broker that has executed an agreement with the Funds' Distributor to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Funds' transfer agent, and you will pay or receive the next price calculated by the Funds. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Funds may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or its agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectuses.

Certain financial institutions that have entered into sales agreements with the Funds' Distributor may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Funds are priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Please note this about redemptions:

o Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.

o Redemptions may be suspended or payment dates postponed beyond seven days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

o The Funds reserve the right to deduct an annual maintenance fee of $15 from accounts with a value of less than $1,000. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher cost of servicing smaller accounts.


o The Funds also reserve the right to redeem the shares and close your account if it has been reduced to a value of less than $1,000 as a result of a redemption or transfer ($500 for retirement accounts). The Funds will give you 30 days prior notice of its intention to close your account. You will not be charged a CDSC for a low balance redemption from a Class B.

o    Redemptions may be subject to a redemption fee.





Financial Highlights


These tables show the financial performance for the Predecessor Funds for the periods shown. Certain information reflects financial results for a single Predecessor Fund share. For the periods shown, the Predecessor Funds invested in securities of its corresponding master portfolio (the "Portfolio"). "Total return" shows how much your investment in a Predecessor Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP for each of the five most recent years in the period ended October 31, 2003. Independent auditor's reports and the Predecessor Funds' financial statements are included in the Annual Reports which are available upon request.


Financial Highlights
For a share outstanding throughout each year

Predecessor Small Cap Growth Fund


                                           Year ended October 31,
                                  -----------------------------------------

                                    2003   2002     2001    2000     1999
--------------------------------- ------- ------- ------- -------- --------

Net asset value, beginning of
year                               $9.65  $12.13  $19.38  $13.55    $8.50
                                   -----  ------  ------  ------    -----
Income for investment operations:
   Net investment income (loss)    (0.15)  (0.13)  (0.15)   0.10++  (0.30)
   Net realized and unrealized
   gain (loss) on investments       4.47   (2.35)  (7.10)   5.73     5.35
                                    ----   ------  ------   ----     ----


Total from investment operations    4.32   (2.48)  (7.25)   5.83     5.05


Net asset value, end of year      $13.97   $9.65  $12.13  $19.38   $13.55
                                  ======   =====  ======  ======   ======


Total return                       44.77% (20.45%)(37.41%) 43.03%   59.41%
--------------------------------- ------- ------- ------- -------- --------


Ratios/supplemental data:
Net assets, end of year
(millions)                        $42.2   $35.3   $39.6   $59.5     $0.9


Ratios to average net assets:#^
   Expenses                         1.45%   1.45%   1.45%   1.45%    1.55%
   Net investment loss             (1.23%) (1.20%) (1.04%) (0.93%)  (1.35%)


Portfolio turnover rateo          106.81% 100.71%  99.00% 143.39%  133.24%


# Includes the Predecessor Small Cap Growth Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related master Portfolio.
^ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 0.64%, 0.41%, 0.36%, 0.43%, and 5.85% respectively.
++   Per share numbers have been calculated using the average shares method.
o Prior to the reorganization the Predecessor Small Cap Growth Fund into the Small Cap Growth Fund. The Predecessor Small Cap Growth Fund invested all of its assets into a "master" portfolio as part of a master-feeder structure. The portfolio turnover rate indicates the rate of the "master" Portfolio, in which all of the Predecessor Small Cap Growth Fund's assets were invested.



Financial Highlights
For a share outstanding throughout each period



Predecessor Mid Cap Fund
                                             Year ended October 31,
                                  --------------------------------- ----------------
                                                                    March 31, 1999*
                                                                       through
                                   2003    2002     2001     2000    October 31,1999
--------------------------------- ------- ------- -------- -------- -----------------
Net asset value, beginning of
period                            $12.85  $15.47  $30.42   $15.60   $13.03
                                  ------  ------  ------   ------   ------
Income for investment operations:
   Net investment loss             (0.29)  (0.37)  (0.36)   (0.31)   (0.02)
   Net realized and unrealized
   gain (loss) on investments       5.06   (2.25) (13.37)   15.13     2.59
                                    ----   ------ -------   -----     ----


Total from investment operations    4.77   (2.62) (13.73)   14.82     2.57


Less distributions:


   From net realized gain         ------  ------   (1.22)   ------    -----
                                  ======  ======   ======   ======    =====


Net asset value, end of period    $17.62  $12.85  $15.47   $30.42   $15.60
                                  ======  ======  ======   ======   ======


Total return                       37.12% (16.94%)(46.85%)  95.00%   19.72%^
--------------------------------- ------- ------- -------- -------- --------


Ratios/supplemental data:
Net assets, end of period
(millions)                         $3.7    $3.5    $5.6     $9.4     $0.7


Ratios to average net assets:#~
   Expenses                         2.14%   2.14%   2.14%    2.14%    2.14%+
   Net investment loss             (1.87%) (1.99%) (1.79%)  (1.76%)  (1.69%)+


Portfolio turnover rate(o)        133.51% 259.63% 148.64%  185.88%  144.64%

*    Commencement of operations.
+    Annualized.
^    Not annualized.
# Includes the Predecessor Mid Cap Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related master Portfolio.
~ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 8.24%, 1.89%, 1.39%, 1.61%, and 95.73%, respectively.
o Prior to the reorganization of the Predecessor Mid Cap Fund into the Mid Cap Fund. The Predecessor Mid Cap Fund invested all of its assets into a "master" portfolio as part of the master-feeder structure. The portfolio turnover rate indicates the rate of the "master" Portfolio, in which all of the Predecessor Mid Cap Fund's assets were invested.



                                 Privacy Notice

The Funds collect non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;

o    Information you give us orally; and

o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to nonaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information would be shared with unaffiliated third parties.




                    Provident Investment Counsel Mutual Funds

               Provident Investment Counsel Small Cap Growth Fund
                    Provident Investment Counsel Mid Cap Fund




For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports: Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

You can get free copies of the Funds' reports and SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

                    Provident Investment Counsel Mutual Funds
                       c/o U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701
                            Telephone: 1-800-618-7643
                                 www.provnet.com

You can review and copy information including the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling the Commission at (202) 942-8090. Reports and other information about the Funds are available:

Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov.

For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.







                  (The Trust's SEC Investment Company Act File No. is 811-07959)





          PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND - CLASS A
               PROVIDENT INVESTMENT COUNSEL MID CAP FUND - CLASS B


                     Each a series of Advisors Series Trust



                       Statement of Additional Information


                             Dated December 24, 2003




     This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the Prospectus dated December 24, 2003, as may be revised, of the Provident Investment Counsel Small Cap Growth Fund - Class A and the Provident Investment Counsel Mid Cap Fund - Class B, each a series of the Advisors Series Trust (the "Trust"). In this SAI, the Provident Investment Counsel Mid Cap Fund and the Provident Investment Counsel Small Cap Growth Fund may be referred to as the "Small Cap Growth Fund" and the "Mid Cap Fund" or collectively as the "Funds."


     Provident Investment Counsel (the "Advisor") is the investment advisor to the Funds.


     A copy of the prospectus may be obtained from the Funds c/o U.S. Bancorp Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling toll free at 1-800-618-7643.

     The annual report to shareholders for the Funds for the fiscal year ended October 31, 2003 and the semiannual report for the period ending April 30, 2003 are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference into this SAI.




                                TABLE OF CONTENTS

                                                                            Page


Investment Objectives and Policies.............................................3
Investment Restrictions.......................................................10
Management....................................................................12
Service Providers.............................................................22
Portfolio Transactions and Brokerage..........................................23
Portfolio Turnover............................................................25
Additional Purchase and Redemption Information................................25
Net Asset Value...............................................................26
Taxation......................................................................27
Dividends and Distributions...................................................29
Performance Information.......................................................30
Anti-Money Laundering Compliance Program......................................33
Proxy Voting Policy...........................................................34
General Information...........................................................35
Financial Statements..........................................................36
Appendix......................................................................37





                       INVESTMENT OBJECTIVES AND POLICIES


     Introduction. The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value $0.01 per share. This SAI relates only to the Funds.

     The Trust is registered with the Securities and Exchange Commission ("SEC") as a management investment company. Such a registration does not involve supervision of the management or policies of the Funds. The Funds' prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.


     The Small Cap Fund and the Mid Cap Fund and began operations on February 3, 1997 and March 31, 1999 respectively, as mutual funds organized as a series of PIC Investment Trust, a Delaware statutory trust, (the "Predecessor Small Cap Growth Fund" and the "Predecessor Mid Cap Fund," collectively the "Predecessor Funds"), and reorganized into the Small Cap Growth Fund and the Mid Cap Fund, respectively, newly formed series of the Trust on December 19, 2003. Before the reorganization, the Funds had no assets or liabilities. The Predecessor Funds invested their assets in Class A of the Provident Investment Counsel Small Cap Growth Portfolio and Class B of the Provident Investment Counsel Mid Cap Portfolio, respectively, both separately registered investment companies with the same investment objective as the Predecessor Fund.


     The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 (the "1940 Act"), which details the attributes of each class. Generally, Class A shares are subject to a front-end sales load and a Rule 12b-1 fee as described in the prospectus. Class B shares are subject to a contingent deferred sales load and a 12b-1 fee as described in the prospectus. Class I shares are not subject to a sales load nor a Rule 12b-1 fee.

     The Provident Investment Counsel Small Cap Growth Fund. The investment objective of the Small Cap Growth Fund is to provide capital appreciation. There is no assurance that the Small Cap Growth Fund will achieve its objective. The Fund is a diversified series of the Trust. The discussion below supplements information contained in the prospectus as to investment policies of the Small Cap Growth Fund.

     The Provident Investment Counsel Mid Cap Fund. The investment objective of the Mid Cap Fund is to provide long-term growth of capital. There is no assurance that the Mid Cap Fund will achieve its objective. The Fund is a diversified series of the Trust. The discussion below supplements information contained in the prospectus as to investment policies of the Mid Cap Fund.

Securities and Investment Practices

     The discussion below supplements information contained in the prospectus as to investment policies of the Funds. PIC may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help a Fund achieve its goals.

     Equity Securities. Equity securities are common stocks and other kinds of securities that have the characteristics of common stocks. These other securities include bonds, debentures and preferred stocks, which can be converted into common stocks. They also include warrants and options to purchase common stocks.

     Short-Term Investments. Short-term investments are debt securities that mature within a year of the date they are purchased by the Funds. Some specific examples of short-term investments are commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. A Fund will only purchase short-term investments which are "high quality," meaning the investments have been rated A-1 by Standard & Poor's Ratings Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or have an issue of debt securities outstanding rated at least A by S&P or Moody's. The term also applies to short-term investments that PIC believes are comparable in quality to those with an A-1 or Prime-1 rating. U.S. Government securities are always considered to be high quality.

     Repurchase Agreements. Repurchase agreements are transactions in which the Funds purchase a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

     Although repurchase agreements carry certain risks not associated with direct investments in securities, the Funds intend to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Board of Trustees of the Trust (the "Board" and "Trustees"). PIC will review and monitor the creditworthiness of such institutions under the Board's general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser's ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code (the "Bankruptcy Code"), the Funds intend to comply with provisions under such Bankruptcy Code that would allow them immediately to resell the collateral.

     Options Activities. The Small Cap Growth Fund may write call options on stocks and stock indices, if the calls are "covered" throughout the life of the option. A call is "covered" if the Small Cap Growth Fund owns the optioned securities. When the Small Cap Growth Fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Small Cap Growth Fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

     The Small Cap Growth Fund may purchase a call on securities to effect a "closing purchase transaction," which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Small Cap Growth Fund on which it wishes to terminate its obligation. If the Small Cap Growth Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Small Cap Growth Fund expires (or until the call is exercised and the Small Cap Growth Fund delivers the underlying security).

     The Small Cap Growth Fund also may write and purchase put options ("puts"). When the Small Cap Growth Fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Small Cap Growth Fund at the exercise price at any time during the option period. When the Small Cap Growth Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date.

     The Small Cap Growth Fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.

     In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation (the "OCC") has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

     Futures Contracts. The Funds may buy and sell stock index futures contracts. The Funds will not engage in transactions in futures contracts or related options for speculation, but may enter into futures contracts and related options for hedging purposes, for the purpose of remaining fully invested or maintaining liquidity to meet shareholder redemptions, to minimize trading costs, or to invest cash balances.

     A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

     Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. Entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.

     A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflects changes in the specified index of equity securities on which the future is based.

     A futures option gives the holder, in return for the premium paid, the right to buy (call) or sell (put) to the writer of the option a futures contract at a specified price at any time during the term of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.

     There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Funds may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Funds than if it had not entered into any futures on stock indices.

     In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

     Investments in futures options involve some of the same risks as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option, and an option may be more risky than ownership of the futures contract. In general, the market prices of options are more volatile than the market prices of the underlying futures contracts.

     The Funds will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the amount of margin deposit on the Fund's futures positions and premiums paid for such options would exceed 5% of the market value of the Funds' net assets.

     Foreign Securities. The Funds may invest in securities of foreign issuers in foreign markets. In addition, the Funds may invest in American Depositary Receipts ("ADRs"), which are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets. A depositary may issue unsponsored ADRs without the consent of the foreign issuer of securities, in which case the holder of the ADR may incur higher costs and receive less information about the foreign issuer than the holder of a sponsored ADR. The Funds may invest no more than 20% of its total assets in foreign securities, and it will only purchase foreign securities or ADRs which are listed on a national securities exchange or included in the National Association of Securities Dealers Automated Quotation ("NASDAQ") system.

     Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in developing countries, more volatile.

     Forward Foreign Currency Exchange Contracts. The Funds may enter into forward contracts with respect to specific transactions. For example, when the Funds enter into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Funds will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Funds to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Funds are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Funds are obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Funds to sustain losses on these contracts and transaction costs. The Funds may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds' securities or other assets denominated in that currency or (2) the Funds maintain segregated accounts as described below. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Funds will be served.

     At or before the maturity date of a forward contract that requires the Funds to sell a currency, the Funds may either sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Funds will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Funds would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

     The cost to the Funds of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Funds own or intend to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Lending Fund Securities. To increase their income, the Funds may lend their portfolio securities to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulatory requirements. Each Fund has adopted an operating policy that limits the amount of loans to not more than 25% of the value of the total assets of the Fund. During the time the Funds' portfolio securities are on loan, the borrower pays the Funds an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. The amounts received by the Funds will be reduced by any fees and administrative expenses associated with such loans. In addition, such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in the Advisor's judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of a Fund or the borrower.

     Segregated Accounts. When the Funds write an option, sell a futures contract, enter into a forward foreign currency exchange contract or sell securities short, they will establish a segregated account with its custodian bank, or a securities depository acting for it, to hold assets of the Funds in order to insure that the Funds will be able to meet their obligations. In the case of a call that has been written, the securities covering the option will be maintained in the segregated account and cannot be sold by the Funds until released. In the case of a put that has been written or a forward foreign currency contract that has been entered into, liquid securities will be maintained in the segregated account in an amount sufficient to meet the Funds' obligations pursuant to the put or forward contract. In the case of a futures contract, liquid securities will be maintained in the segregated account equal in value to the current value of the underlying contract, less the margin deposits. The margin deposits are also held, in cash or U.S. Government securities, in the segregated account.

     When-Issued Securities. Each Fund may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Funds' net asset value. During the period between purchase and settlement, no payment is made by the Funds and no interest accrues to the Funds. At the time of settlement, the market value of the security may be more or less than the purchase price. The Funds will limit their investments in when-issued securities to less than 5% of its total assets. When the Funds purchase securities on a when-issued basis, they maintain liquid assets in segregated accounts with their custodian in an amount equal to the purchase price as long as the obligation to purchase continues.

     U.S. Government Securities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

     Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Among the U.S. Government securities that the Funds may purchase are "mortgage-backed securities" of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Association ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These mortgage-backed securities include "pass-through" securities and "participation certificates;" both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an "issuer" which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are "passed through" to the holders of the interest in the pool, thus, the payments to holders include varying amounts of principal and interest. Prepayment of the mortgages underlying these securities may result in the Funds' inability to reinvest the principal at comparable yields.

     Another type of mortgage-backed security is the "collateralized mortgage obligation," which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.

     Debt Securities and Ratings. Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. The Advisor will consider whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

                             INVESTMENT RESTRICTIONS

     The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the outstanding voting securities of the Funds. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of the Funds represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or
(ii) more than 50% of the outstanding shares of the Funds. Except with respect to borrowing, changes in values of assets of a particular Fund will not cause a violation of the investment restrictions so long as percentage restrictions are observed by the Funds at the time that they purchase any security.

     As a matter of fundamental policy, each Fund is diversified; that means that at least 75% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers each of which represents no more than 5% of the value of the Funds' total assets and no more than 10% of the issuer's outstanding voting securities. Each Fund's investment objective is fundamental.

     In addition, except as noted below, the Funds may not:

1. Issue senior securities, borrow money or pledge its assets, except that the Funds may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it may not make investments while borrowings in excess of 5% of the value of its total assets are outstanding, provided that such borrowings may be made only to the extent that the value of the Funds' and/or the Funds' total assets, as the case may be, less its liabilities other than borrowings (including borrowings pursuant to item (a) or otherwise), is equal at all times to at least 300% of all borrowings (including the proposed borrowing);

2.   Make short sales of securities or maintain a short position;

3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

4. Write put or call options, except that (a) the Small Cap Growth Fund may write covered call and cash secured put options and purchase call and put options on stocks and stock indices, and (b) this restriction does not apply to the Mid Cap Fund

5. Act as underwriter (except to the extent the Funds may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

6. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

7. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although any Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), except that this does not apply to the Mid Cap Fund;

8.   Purchase or sell commodities or commodity  futures  contracts,  except that
     (a) any Fund may purchase and sell stock index futures contracts, (b) this does not apply to the Mid Cap Fund;

9. Invest in oil and gas limited partnerships or oil, gas or mineral leases, except that this does apply to the Mid Cap Fund;

10. Make loans (except for investments in debt securities consistent with the investment policies of a Fund and in repurchase agreements; except that the Funds may make loans of portfolio securities);

11.  Make investments for the purpose of exercising control or management.

     The Funds observe the following restrictions as a matter of operating but not fundamental policy. Except as noted below, the Funds may not:

1. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law; or

2. Invest more than 15% of its net assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities issued under Rule 144A which are determined by the Board to be liquid).

3. Make loans of portfolio securities in an amount exceeding 25% of their respective total assets.

4.   With respect to the Mid Cap Fund, write put or call options.

5. With respect to the Mid Cap Fund, purchase or sell commodities or commodity futures contracts, except that the Mid Cap Fund may purchase and sell stock index futures contracts.

                                   MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day to day operations of the Trust are delegated to its officers, subject to the Fund's investment objectives and policies and to general supervision by the Board.

The current Trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below.


---------------------- ----------- ------------- ------------------- ------------ ----------------------

                                      Term of         Principal      Number of
                       Position       Office          Occupation     Portfolios
       Name, Address     with      and Length of        During       Overseen in   Other Directorships
          and Age      The Trust    Time Served    Past Five Years   Fund Complex        Held
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Independent Trustees of the Trust*
---------------------------------- ------------- ------------------- ------------ ----------------------

Walter E. Auch         Trustee     Indefinite    Management              4        Director,
  (born 1921)                      term since    Consultant.                      Nicholas-Applegate
2020 E. Financial Way              February                                       Funds, Citigroup
Glendora, CA 91741                 1997.                                          Funds, Pimco Advisors
                                                                                  LLP and Senele Group.
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Donald E. O'Connor     Trustee     Indefinite    Financial               4        Independent Director,
  (born 1936)                      term since    Consultant;                      The Forward Funds.
2020 E. Financial Way              February      formerly
Glendora, CA 91741                 1997.         Executive Vice
                                                 President and
                                                 Chief Operating
                                                 Officer of ICI
                                                 Mutual Insurance
                                                 Company (until
                                                 January 1997).

---------------------- ----------- ------------- ------------------- ------------ ----------------------
George T. Wofford III  Trustee     Indefinite    Senior Vice             4        None.
  (born 1939)                      term since    President,
2020 E. Financial Way              February      Information
Glendora, CA 91741                 1997.         Services, Federal
                                                 Home Loan Bank of
                                                 San Francisco.

---------------------- ----------- ------------- ------------------- ------------ ----------------------
James Clayburn LaForce Trustee     Indefinite    Dean Emeritus,          4        Director, The Payden
  (born 1927)                      term since    John E. Anderson                 & Rygel Investment
2020 E. Financial Way              May 2002.     Graduate School                  Group, The
Glendora, CA 91741                               of Management,                   Metzler/Payden
                                                 University of                    Investment Group, PIC
                                                 California, Los                  Investment Trust,
                                                 Angeles.                         BlackRock Funds,
                                                                                  Jacobs Engineering,
                                                                                  Arena
                                                                                  Pharmaceuticals,
                                                                                  Cancervax.
---------------------- ----------- ------------- ------------------- ------------ ----------------------
George J. Rebhan       Trustee     Indefinite    Retired; formerly       4        Trustee, E*TRADE
  (born 1934)                      term since    President,                       Funds.
2020 E. Financial Way              May 2002.     Hotchkis and
Glendora, CA 91741                               Wiley Funds
                                                 (mutual funds)
                                                 from 1985 to 1993.
---------------------------------- ------------- ------------------- ------------ ----------------------
Interested Trustee of the Trust**
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Eric M. Banhazl        Trustee     Indefinite    Senior Vice             4        None.
  (born 1957)                      term since    President, U.S.
2020 E. Financial Way              February      Bancorp Fund
Glendora, CA 91741                 1997.         Services, LLC
                                                 since July 2001;
                                                 Treasurer,
                                                 Investec Funds;
                                                 formerly,
                                                 Executive Vice
                                                 President,
                                                 Investment
                                                 Company
                                                 Administration,
                                                 LLC; ("ICA")
                                                 (mutual fund
                                                 administrator and
                                                 the Fund's former
                                                 administrator).
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Officers of the Trust
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Eric M. Banhazl        President   Indefinite    See Above.              4        See Above.
  (see above)          (Interested term since
                       Trustee -   February
                       see above.) 1997.
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Douglas G. Hess        Treasurer   Indefinite    Vice President,         4        None.
  (born 1967)                      term since    Compliance and
615 East Michigan St.              June 2003     Administration,
Milwaukee, WI 53202                              U.S. Bancorp Fund
                                                 Services, LLC
                                                 since March 1997.
---------------------- ----------- ------------- ------------------- ------------ ----------------------
Rodney A. DeWalt       Secretary   Indefinite    Legal and               4        None.
  (born 1967)                      term since    Compliance
615 East Michigan St.              December      Administrator,
Milwaukee, WI 53202                2003.         U.S. Bancorp Fund
                                                 Services, LLC
                                                 since
                                                 January 2003.
                                                 Thrivent
                                                 Financial for
                                                 Lutherans from
                                                 2000 to 2003,
                                                 Attorney Private
                                                 Practice 1997 to
                                                 2000
---------------------- ----------- ------------- ------------------- ------------ ----------------------


* Denotes those Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").
** Denotes Trustee who is an "interested person" of the Trust under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his position as President of the Trust. He is also an officer of U.S. Bancorp Fund Services, LLC, the administrator for the Fund. U.S. Bancorp Fund Services, LLC is an affiliate of Quasar Distributors, LLC, the Fund's distributor.

Compensation

     Each Independent Trustee receives $18,000 per year in fees, plus $500 for each special meeting attended and is reimbursed for expenses. This amount is allocated among each of the series of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.


----------------------- ----------------- ----------------- ------------- --------------
                                             Pension or                      Total
                                              Retirement     Estimated    Compensation
                            Aggregate         Benefits         Annual     from Trust(2)
                        Compensation From   Accrued as Part Benefits Upon   Paid to
Name of Person/Position   the Trust(1)     of Fund Expenses   Retirement    Trustees
----------------------- ----------------- ----------------- ------------- --------------

Walter E. Auch, Trustee      $18,000            None            None        $18,000
Donald E. O'Connor,
Trustee                      $18,000            None            None        $18,000
George T. Wofford III,
Trustee                      $18,000            None            None        $18,000
James Clayburn LaForce,      $18,000            None            None        $18,000
Trustee

George J. Rebhan,
Trustee                      $18,000            None            None        $18,000
----------------------- ----------------- ----------------- ------------- --------------

(1)  For the fiscal year November 1, 2002 through October 31, 2003.
(2) There are currently numerous different portfolios comprising the Trust. For the fiscal year ended October 31, 2003, no trustees fees and expenses were allocated to the Fund.


Trust Committees

     The Trust has three standing committees: The Audit Committee, Qualified Legal Compliance Committee and the Valuation Committee. The Audit Committee is comprised of all of the Independent Trustees. It does not include any interested Trustees. The Audit Committee typically meets twice per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a Fund's financial statements and to ensure the integrity of the Funds' pricing and financial reporting. As the Funds are newly formed series of the Trust, the Audit Committee has not met with respect to the Funds.

     As of September 12, 2003, the Audit Committee also serves as the Qualified Legal Compliance Committee ("QLCC") for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the "issuer attorneys"). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially "up the ladder" to other entities).

     The Trust's Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the Administrator's staff who is knowledgeable about the Funds and at least one Trustee. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. As the Funds are newly formed series of the Trust, the Valuation Committee has not met with respect to the Funds.

Board Interest in the Funds


     As of November 30, 2003, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of either of the Funds. Furthermore, as of December 31, 2002, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Distributor or an affiliate of the Advisor or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates. In addition, during the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Distributor or any affiliate thereof was a party.


------------------------------- ------------------ ---------------------------


                                Dollar Range of
                                Equity Securities  Aggregate Dollar Range of
                                in the Fund        Equity Securities in all
                                (None, $1-$10,000, Registered Investment
                                10,001-$50,000,    Companies Overseen by
                                $50,001-$100,000,  Trustee in Family of
Name of Trustee                 Over $100,000)     Investment Companies
------------------------------- ------------------ ---------------------------
Walter E. Auch, Trustee         None               None
Eric M. Banhazl, Trustee        None               None
Donald E. O'Connor, Trustee     None               None
George T. Wofford III, Trustee  None               None
James Clayburn LaForce, Trustee None               None
George J. Rebhan, Trustee       None               None

------------------------------- ------------------ ---------------------------

Control Persons, Principal Shareholders, and Management Ownership


     A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of November 30, 2003, the following shareholders were considered to be either a control person or principal shareholder of the Predecessor Funds:

     The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Small Cap Growth Fund - Class A:

----------------------------------------- ------------------------ -------------
Name and Address                            No. of Shares Owned     % of Shares
----------------------------------------- ------------------------ -------------

UMBSC & Co.                                        999,389.54            32.7%
FBO IBC Interstate Brands Corp
Aggressive Growth Account
A/C 340419159
PO Box 419175
Kansas City, MO 64141

Marshside & Co                                     443,244.211           14.5%
211 Congress Street
11th Floor
Boston, MA 02110

UMBSC & Co.                                        404,325.61            13.3%
FBO Interstate Brands Unit Elect-MOD GRT
PO Box 419175
Kansas City, MO 64141

Merrill Lynch                                      283,367.86             9.3%
For the sole benefit of its clients
Building One Fund Admin Team A
4800 Deer Lake Drive, E Floor 2
Jacksonville, FL 32246

UMBSC & Co., Trustee                               168,844.97             5.5%
FBO IBC Savings
PO Box 419260
Kansas City, MO 64141


----------------------------------------- ------------------------ -------------

     The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Mid Cap Fund - Class B:

----------------------------------------- ------------------------- ------------
Name and Address                            No. of Shares Owned      % of Shares
----------------------------------------- ------------------------- ------------

Merrill Lynch Pierce Fenner & Smith                 131,615.05            63.7%
For the sole benefit of its customers
Attn: Service Team
4800 Deer Lake Drive, E Floor 3
Jacksonville, FL 32246

PFPC Trust Co Cust FBO                               43,647.151           21.1%
Thomas M. Mitchell
Rollover IRA
245 Country Club
San Gabriel, CA 91775
----------------------------------------- ------------------------- ------------


The Advisor


     Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101-4106, acts as investment advisor to the Funds pursuant to an Investment Advisory Agreements (the "Advisory Agreements"). Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreements, the Advisor provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments.


     The Advisor is an indirect, wholly owned subsidiary of Old Mutual plc, a public limited company based in the United Kingdom. Old Mutual is a financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance. On September 26, 2000, Old Mutual acquired the assets of United Asset Management Corporation, the Advisor's parent company; on that date the Advisor entered into new Advisory Agreements having the same terms as the previous Advisory Agreements with the Funds. The term "Advisor" also refers to the Advisor's predecessor.

     Under the Advisory Agreements, the Advisor provides a continuous investment program for the Funds and makes decisions and places orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, the Funds and the Trust are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses;
(vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Funds and the legal obligations with respect to which the Trust or the Funds may have to indemnify their officers and Trustees; and (xii) amortization of organization costs.

     In consideration of the services provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Funds an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Funds' average daily net assets specified in the Prospectus. However, the Advisor may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For the periods indicated below, the Predecessor Funds paid the following advisory fees to its Advisor:


                           Predecessor Small Cap Fund
------- ----------------------- ---------------------- -------------------------
Year          Total Fees             Fees Waived        Balance Paid to Advisor
          Accrued by Advisor
------- ----------------------- ---------------------- -------------------------
2003        $    1,584,476          $      134,626         $    1,449,850
2002        $    1,638,092          $       91,831         $    1,546,261
2001        $    1,975,820          $            0         $    1,975,820
------- ----------------------- ---------------------- -------------------------

                         Predecessor Mid Cap Fund
------- ---------------------- ---------------------- --------------------------
Year         Total Fees        Fees Waived/Expenses     Balance Paid to Advisor
         Accrued by Advisor          Absorbed
------- ---------------------- ---------------------- --------------------------
2003    $        21,381        $        170,152       $                  0
2002             184,534                 122,967                    61,567
2001             227,461                  93,892                   133,569
------- ---------------------- ---------------------- --------------------------

     The Funds are responsible for their own operating expenses. The Advisor, however, has contractually agreed to reduce fees payable to it by the Funds and/or to pay Funds operating expenses to the extent necessary to limit the Funds' aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Funds' obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon the Board's subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Funds' payment of current ordinary operating expenses.


     In granting its approval of the Advisory Agreement at a meeting of the Board on September 12, 2003, the full Board, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services provided by the Advisor to the Predecessor Funds; (b) the appropriateness of the fees paid by the Predecessor Funds to the Advisor; (c) the level of Funds' expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Advisor; and (e) the nature of the Funds' investments. Specifically, in fulfilling the requirements outlined in
Section 15(c) of the 1940 Act, the Board noted, among other things, that the advisory fees to be paid by the Funds and the proposed expenses of the Funds were reasonable and generally consistent in relation to the relevant peer groups and that the Advisor's brokerage practices were reasonably efficient.

     After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds' outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of the Funds' shareholders or by a vote of a majority of the Board, or by the Advisor on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.


     The Advisor also provided certain administrative services to the Predecessor Funds pursuant to Administration Agreements, including assisting shareholders of the Predecessor Funds, furnishing office space and permitting certain employees to serve as officers and Trustees. For its services, it earned a fee at the rate of 0.20% of the average net assets of each series of the Trust. Fees earned by the Advisor for administrative services for the fiscal years ended October 31, 2003, 2002, and 2001 are shown below:

Fees Earned by the Advisor for Administrative Services

------------------------------- --------- --------- ---------
Fund                              2003      2002      2001
------------------------------- --------- --------- ---------
Predecessor Small Cap Fund (1)   $70,333   $79,990   $95,155
Predecessor Mid Cap Fund (2)     $5,990    $10,130   $14,775
------------------------------- --------- --------- ---------
(1) For the fiscal year ended October 31, 2003, the Advisor absorbed $129,603 in administrative expenses.
(2) For the fiscal year ended October 31, 2003, the Advisor absorbed $73,884 in administrative expenses.


The Administrator

     Pursuant to an Administration Agreement (the "Administration Agreement"), U.S. Bancorp Fund Services, LLC (the "Administrator") acts as administrator for the Funds of the Trust. The Administrator provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, from time to time, monitoring the Funds' compliance with the Funds' investment objectives and restrictions, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

     The Administration Agreement is terminable without penalty by the Trust on behalf of the Funds or by the Administrator on 60 days' written notice (as defined in the 1940 Act). The Administration Agreement also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.


     For the fiscal years ended October 31, 2003, 2002, and 2001 the Predecessor Funds paid the following in administration fees to USBFS:

                        Administrative Fees Paid to USBFS

--------------------------------- -------------- --------------- --------------
                                      2003            2002           2001
--------------------------------- -------------- --------------- --------------
Predecessor Small Cap Fund           $15,000        $15,000         $15,000
Predecessor Mid Cap Fund             $15,000        $15,000         $15,000
--------------------------------- -------------- --------------- --------------
The Distributor

     The Trust has entered into a Distribution Agreement (the "Distribution Agreement") with Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 (the "Distributor"), pursuant to which the Distributor acts as the Funds' distributor, provides certain administration services and promotes and arranges for the sale of the Funds' shares. The offering of the Funds' shares is continuous. The Distributor, Administrator, Transfer Agent and Custodian are affiliated companies.

     The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds' outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on 60 days' written notice when authorized either by a majority vote of the Funds' shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

Distribution Plans

     The Trustees and/or shareholders of the Trust have adopted, on behalf of the Small Cap Growth Fund - Class A, a Distribution Plan (the "A Plan") pursuant to Rule 12b-1 under the 1940 Act. The A Plan provides that the Small Cap Growth Fund- Class A will pay a 12b-1 fee to the Distributor at an annual rate of up to 0.25% of its average daily net assets for expenses incurred in marketing its shares, including advertising, printing and compensation to securities dealers or other industry professionals.

     The Trustees of the Trust have adopted, on behalf of the Mid Cap Fund - Class B, a Distribution Plan (the "B Plan") pursuant to Rule 12b-1 under the 1940 Act. The B Plan provides for the payment of a distribution fee at the annual rate of up to 0.75% of the Mid Cap Fund - Class B's average daily net assets for expenses incurred in marketing its shares and a service fee at the annual rate of up to 0.25% of the Fund's average daily net assets. The Trustees have agreed to only accrue up to 0.25% of the Fund's average daily net assets for the time being.

         For the fiscal year ended October 31, 2003 the Predecessor Funds accrued the following amounts under their respective plans.

                 ------------------------------------ --------------
                 Fund                                  12b-1 Fees
                 ------------------------------------ --------------
                 Predecessor Small Cap Fund                 $87,914
                 Predecessor Mid Cap Fund                   $10,243
                 ------------------------------------ --------------

------------------------------------- ---------- ------------ ------------- -------- ----------
                                                              Compensation
                           Advertising Printing   Payment to     to sales
                           /Marketing  /Postage     dealers     personnel    Other      Total
-------------------------- ---------- ---------- ------------ ------------- -------- ----------

Predecessor Small Cap Fund        $0    $595        $70,146     $17,173        $0    $   87,914
Predecessor Mid Cap Fund          $0    $410        $ 4,035     $ 5,798        $0    $   10,243
-------------------------- ---------- ---------- ------------ ------------- -------- ----------

Shareholder Servicing Plan

     On September 12, 2003, the Board approved the implementation of a Shareholder Servicing Plan (the "Servicing Plan") under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, the Small Cap Growth Fund - Class A will pay the Advisor a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets. The Advisor will pay certain banks, trust companies, broker-dealers and other financial intermediaries (each, a "Participating Organization") out of the fees the Advisor receives from the Small Cap Growth Fund under the Servicing Plan to the extent that the Participating Organization performs shareholder servicing functions for Small Cap Growth Fund shares owned by its customers.

     During the fiscal year ended October 31, 2003, the Predecessor Small Cap Fund and Predecessor Mid Cap Fund paid the following in shareholder servicing fees:

 ------------------------------------------- -----------------------------------
 Fund                                            Shareholder Servicing Fees
 ------------------------------------------- -----------------------------------
 Predecessor Small Cap Fund                            $      52,749
 Predecessor Mid Cap Fund                              $       7,485
 ------------------------------------------- -----------------------------------

Dealer Commissions
         Sales charges imposed on purchases of Class A shares are paid to retail dealers, as follows:

                   ------------------------- ----------------------
                   Your investment             Dealer Commission
                                                   as a % of
                                                offering price
                   ------------------------- ----------------------
                   Up to $49,000                     5.00%
                   $50,000-$99,999                   3.75%
                   $100,000-$249,999                 2.75%
                   $250,000-$499,999                 2.00%
                   $500,000-$999,999                 1.60%
                   $1,000,000 and over                 *
                   ------------------------- ----------------------

* A commission of up to 1.00% is paid to financial institutions that initiate purchases of $1 million or more.

                                SERVICE PROVIDERS

     U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the "Administrator"), provides administrative services to the Fund pursuant to an Administration Agreement. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required notice filings necessary to maintain the Fund's ability to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. U.S. Bancorp Fund Services, LLC also serves as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

     U.S. Bank, National Association, located at 425 Walnut St., Cincinnati, Ohio 45202, acts as custodian ("Custodian") of the securities and other assets of the Fund. The Administrator also acts as the Fund's transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund. The Administrator, Custodian and the Fund's distributor are affiliated entities under the common control of U.S. Bancorp.



     Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 are the independent public accountants for the Fund for the fiscal year ending October 31, 2004.


     Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105, are legal counsel to the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisory Agreements state that in connection with its duties to arrange for the purchase and the sale of securities held by the Funds by placing purchase and sale orders for the Funds, the Advisor shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Advisory Agreements to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by the Advisory Agreements to consider whether the broker provides research or statistical information to the Funds and/or other accounts of the Advisor. The Advisor may select brokers who sell shares of the Funds.

     The Advisory Agreements state that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreements provide that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreements;
(ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.


     Brokerage commissions for the Predecessor Funds for the past three fiscal years ended October 31, 2001, 2002, and 2003 were as follows:

                             Predecessor Small Cap Fund

--------- --------------------------- -------------------------------------
Year        Brokerage Commissions      Portion Paid for Research Services
--------- --------------------------- -------------------------------------
2003               $970,797                         $122,097
2002               $688,617                         $39,862
2001               $342,040                         $23,679
---------- -------------------------- -------------------------------------

The increase in brokerage commissions from 2001 to 2002 resulted from the change in the placement of orders for NASDAQ securities described above, which securities constitute approximately 70% of the securities in the Predecessor Small Cap Growth Fund. The increase in brokerage commissions from 2002 to 2003 resulted from increased trading activity in smaller capitalization companies.

                            Predecessor Mid Cap Fund

--------- --------------------------- -------------------------------------
Year        Brokerage Commissions      Portion Paid for Research Services
--------- --------------------------- -------------------------------------

2003                $12,904                          $1,205
2002                $98,926                          $1,309
2001                $62,594                          $3,002
---------- -------------------------- -------------------------------------

     The increase in brokerage commissions from 2001 to 2002 resulted from a change in the placement of orders for NASDAQ securities, which constitute approximately 70% of the securities in the Predecessor Mid Cap Fund. Beginning in January 2002, a majority of brokers began requiring NASDAQ orders on an agency basis only. Prior to January 2002, these securities were traded on a principal basis with commissions being included in the overall price paid by the Predecessor Mid Cap Fund for the security and the agency commission on the transaction not being factored into the aggregate agency commissions paid. Although there are now greater reported commissions, the price being paid for the underlying securities has been lowered and the net effect is that overall commissions paid per transaction have decreased since 2001. The decrease in the brokerage commission from 2002 to 2003 reflects the normalization from the unusual increase in portfolio turnover for 2002 which resulted from the reorganization of the Predecessor Mid Cap Fund in July 2002.


     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Funds in the valuation of the Funds' investments. The research which the Advisor receives for the Funds' brokerage commissions, whether or not useful to the Funds, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Funds.

     Money market instruments usually trade on a "net" basis. On occasion, certain money market instruments may be purchased by the Funds directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     There are occasions on which the Advisor on behalf of the Funds may execute portfolio transactions concurrently with portfolio transactions in the same securities by other clients of the Advisor. Although some concurrent trading potentially could be either advantageous or disadvantageous to the Funds, they will be effected only when the Advisor believes that to do so is in the best interests of the Funds. When such concurrent trading occurs, the Advisor will seek to average prices or otherwise allocate the executions in an equitable manner among the Funds and the other parties involved.

     The Advisor adopted Best Execution Policy procedures in August 2001. The procedures provide compliance guidance for the Advisor when determining the reasonableness of commissions, whether its brokers are qualified, "step out" transactions, and the use soft dollars. Step out transactions are where portions of a trade are directed by the Advisor to another broker. Generally, the Advisor uses "step outs" to achieve better execution. Or, if a client directs brokerage so that the transaction is not a part of the Advisor's block trade, the Advisor may "step out" that client's portion of the transaction from its regular broker to the directed broker to follow the client's direction. The Advisor periodically reviews the implementation and the effectiveness of these procedures.

                               PORTFOLIO TURNOVER


     Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Funds' portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Portfolio Transactions and Brokerage." The Predecessor Funds' portfolio turnover rates for the past two fiscal years ended October 31, 2002 and 2003 were as follows:

                             Portfolio Turnover Rate

------------------------------------------------- -------------- --------------
                                                      2003           2002
------------------------------------------------- -------------- --------------
Predecessor Small Cap Fund                            106.81%        100.71%
Predecessor Mid Cap Fund                              133.51%        259.63%
------------------------------------------------- -------------- --------------

     The decrease in the portfolio turnover rate from 2002 to 2003 reflects the normalization from the unusual increase in portfolio turnover for 2002 which resulted from the reorganization of the Predecessor Mid Cap Fund in July 2002.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Detailed information on the purchase and redemption of shares is included in the Funds' prospectus. Shares of the Funds are sold without a sales charge at the next price calculated after receipt of an order for purchase. To purchase shares of the Funds, you must invest the initial minimum investment. However, the Funds reserve the right to reduce or waive the minimums for certain retirement and other employee benefit plans; for the Advisor's employees, clients and their affiliates; for investment advisers or financial institutions offering investors a program of services; or any other person or organization deemed appropriate by the Funds. You may redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business. A shareholder whose redemption order is received by the Funds' transfer agent after the close of trading on the NYSE will redeem shares at the net asset value as of the next trading day on the NYSE. A broker may charge a transaction fee for the redemption.

     The Funds reserve the right to refuse any purchase requests, particularly those that would not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in the Funds' view, is likely to engage in or has a history of excessive trading (usually defined as more than four transactions out of the Funds within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of the Funds' shareholders.


     Redemption-in-Kind. The Funds do not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Funds to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Funds' net asset value, the Funds have the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Funds' net asset value in securities instead of cash.


     Small Accounts. The Funds reserve the right to close an account that has dropped below $1,000, except retirement accounts, in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 30 days prior to any proposed redemption are invited to add to their account if they wish to continue as a shareholder of the Funds; however, the Funds do not presently contemplate making such redemptions and the Funds will not redeem any shares held in tax-sheltered retirement plans.


                                 NET ASSET VALUE

     The net asset value of a Fund's shares will fluctuate and is determined as of the close of trading on the NYSE (normally 4 p.m. Eastern time) each business day. The Funds' net asset value is calculated separately.

     Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be other-the-counter. Debt securities may be valued based on prices provided by a pricing service which such prices are believed to reflect the fair market value of such securities. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board.

         The net asset value per share is computed by dividing the value of the securities held by each of the Funds plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Funds outstanding at such time, as shown below:

               Net Assets            =       Net Asset Value per share
     ------------------------------
          Shares Outstanding


         An example of how the Predecessor Funds calculated the net asset value per share as of October 31, 2003 is as follows:

                           Predecessor Small Cap Fund

              $42,220,740            =                $13.97
     ------------------------------
               3,021,568

                            Predecessor Mid Cap Fund

              $3,680,205             =                $17.62
     ------------------------------
                208,815


                                    TAXATION

Funds' Tax Status

     The Funds will each be taxed as separate entities under the Internal Revenue Code (the "IRS Code") and each intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the IRS Code. In each taxable year that the Funds qualify, the Funds (but not their shareholders) will be relieved of federal income tax on that part of their investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.


     In order to qualify for treatment as a RIC, the Funds must distribute annually to shareholders at least 90% of their investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Funds' gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Funds' taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.


     The Funds will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends from a Funds' investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Funds' net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held the Funds shares. Dividends declared by the Funds in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have paid by the Funds and received by the shareholders on the record if the dividends are paid by the fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Special Tax Considerations

     Dividends and interest received by the Funds may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Funds' shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to provisions and limitations contained in the IRS Code. For example, certain retirement accounts cannot claim foreign tax credits on investments held by the Funds. If more than 50% in value of a Funds' total assets at the close of its taxable year consists of securities of foreign corporation, the Funds investing in the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Funds will be required to include their proportionate share of such withholding taxes in the U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable income or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a non-resident alien individual or foreign corporation, may be subject to U.S. withholding tax on the income resulting from the Funds' election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Funds will report annually to their shareholders the amount per share of such withholding taxes.

     Many of the options, futures and forward contracts used by the Funds are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character. Section 1256 contracts held by the Funds at the end of their fiscal year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the IRS Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

     Generally, the transactions in options, futures and forward contracts undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Funds. In addition, losses realized on positions that are part of a straddle may be deferred under the rules, rather than being taken into account in the fiscal year in which the losses were realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by the Funds and taxed as ordinary income when distributed to shareholders of the Funds. The Funds may make certain elections available under the IRS Code which are applicable to straddles. If the Funds make such elections, recognition of gains or losses from certain straddle positions may be accelerated.

     The tests which the Funds must meet to qualify as RICs, described above, may limit the extent to which the Funds will be able to engage in transactions in options, futures contracts or forward contracts.

     Under the IRS Code, fluctuations in exchange rates which occur between the dates various transactions are entered into or accrued and subsequently settled may cause gains or losses, referred to as "section 988" gains or losses. Section 988 gains or losses may increase or decrease the amount of income taxable as ordinary income distributed to shareholders.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends from Funds' investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Funds' net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

     Dividends declared by the Funds in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Funds and received by the shareholders on the record date if the dividends are paid by the Funds during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

     The Funds are required to withhold a certain percentage of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Funds with a correct taxpayer identification number. The Funds also are required to withhold a certain percentage of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

                             PERFORMANCE INFORMATION

Average Annual Total Return


     Average annual total return quotations used in a Fund's prospectus are calculated according to the following formula:

                                         n
                                 P(1 + T) = ERV

Where:
      "P"     =       Represents a hypothetical initial investment of $1,000;
      "T"     =       Represents average annual total return;
      "n"     =       Represents the number of years; and
      "ERV"   =       Represents the ending  redeemable  value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.


     The Predecessor Funds' return computed at the public offering price (using the maximum sales charge for Fund A shares and the applicable CDSC for Fund B shares) for the periods ended October 31, 2003 are set forth below(1):

                           Average Annual Total Return

---------------------------------- ------------ ------------- -----------------
                                    One Year     Five Years   Life of Fund(2)
---------------------------------- ------------ ------------- -----------------
Predecessor Small Cap Growth Fund     36.44%        9.15%            4.16%
Predecessor Mid Cap Fund              32.12%        N/A              7.49%
---------------------------------- ------------ ------------- -----------------
(1) Certain fees and expenses of the Predecessor Funds have been reimbursed from inception through October 31, 2003. Accordingly, return figures are higher than they would have been had such fees and expenses not been reimbursed.

(2) The inception dates for the Predecessor Funds are as follows: Small Cap Fund - February 3, 1997; and Predecessor Mid Cap Fund - March 31, 1999.

Average Annual Total Return (after Taxes on Distributions)

     The Funds' quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

                                     n
                              P(1 + T)  = ATV
                                             D

Where:
     "P"      =       represents a hypothetical initial investment of $1,000;
     "T"      =       represents average annual total return;
     "n"      =       represents the number of years; and
     "ATV   " =       represents   the  ending  value  of  the   hypothetical
         (D)          initial investment after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(D) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.


     The Predecessor Funds' average annual total returns (after taxes on distributions) (using the maximum sales charge for Fund A shares and the applicable CDSC for Fund B shares) for the period ended October 31, 2003 are as follows:


           Average Annual Total Return (after Taxes on Distributions)

--------------------------- ------------- ------------- -----------------
                              One Year     Five Years   Life of Fund(1)
--------------------------- ------------- ------------- -----------------

Predecessor Small Cap Fund     36.43%           9.14%         4.17%
Predecessor Mid Cap Fund       32.12%             N/A         7.29%

--------------------------- ------------- ------------- -----------------
(1) The inception dates for the Predecessor Funds are as follows: Predecessor Small Cap Fund - February 3, 1997; and Predecessor Mid Cap Fund - March 31, 1999.

     Quotations of average annual total return after taxes on distributions for a five-year and ten-year period ended on the date of the most recent balance sheet referenced in the Trust's registration statement will be provided at such times as the registration statement has been in effect for such periods.

Average Annual Total Return (after Taxes on Distributions and Redemption)

     The Fund's quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

                                     n
                              P (1+ T)  = ATV
                                             DR

Where:
      "P"       =       represents a hypothetical initial investment of $1,000;
      "T"       =       represents average annual total return;
      "n"       =       represents the number of years; and
      "ATV    " =       represents   the   ending   redeemable   value   of  the
          DR            hypothetical   initial   investment   after  taxes   on
                        distributions   and  redemption.   Dividends  and  other
                        distributions are  assumed to be reinvested in shares at
                        the prices in effect on the reinvestment dates.  ATV(DR)
                        will   be   adjusted   to  reflect  the  effect  of  any
                        absorption of Fund expenses by the Advisor.


     The Predecessor Funds' average annual total returns (after taxes on distributions and redemption) (using the maximum sales charge for Fund A shares and the applicable CDSC for Fund B shares) for the period ended October 31, 2003 are as follows:


   Average Annual Total Return (after Taxes on Distributions and Redemption)

---------------------------- ------------- ------------- -------------------
                               One Year     Five Years    Life of Fund(1)
---------------------------- ------------- ------------- -------------------

Predecessor Small Cap Fund      23.68%           7.96%            3.60%
Predecessor Mid Cap Fund        20.88%            N/A             6.50%

---------------------------- ------------- ------------- -------------------
(1) The inception dates for the Funds are as follows: Predecessor Small Cap Fund - February 3, 1997; and Predecessor Mid Cap Fund - March 31, 1999.

     Quotations of average annual total return after taxes on distributions and redemption for a five-year and ten-year period ended on the date of the most recent balance sheet referenced in the Trust's registration statement will be provided at such times as the registration statement has been in effect for such periods.

Yield


     Annualized yield quotations used in a Funds' prospectus are calculated by dividing the Funds' interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                                               6
                          YIELD = 2 [ (a-b + 1)  - 1]
                                      ----
                                       cd


where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and "d" equals the maximum offering price per share on the last day of the period.

     Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Funds calculate interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Funds, net investment income is then determined by totaling all such interest earned.


     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

                    ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

     The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the "USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

                               PROXY VOTING POLICY

     The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board's continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Funds and their shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor's Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Funds, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

     The Advisor has adopted Proxy Voting Policies and Procedures ("Advisor's Proxy Policies") are reasonably designed to ensure that proxies are voted in the best interests of the Funds' shareholders. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote. Pursuant to the Advisor's Proxy Policies, a Proxy Committee has been established that has appointed a Proxy Manager to analyze proxies and generally manage the proxy voting process. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

     Certain of the Advisor's proxy voting guidelines are summarized below:

     o With respect to corporate governance issues, proxies are generally voted FOR management proposals unless there is a belief that such proposal may have a negative impact on the economic interests of shareholders, such as proposals limiting shareholder rights or imposing supermajority provisions;

     o With respect to takeovers, proxies are generally voted FOR management sponsored anti-takeover proposals that (1) enhance management's bargaining position but do not discourage series offers, such as poison pills; and

     o    With respect to  compensation  plans,  proxies are generally voted FOR
          management   sponsored   compensation   plans  that  are   reasonable,
          competitive and not unduly burdensome.

     Where a proxy proposal raises a conflict of interest between the Advisor's interest and the Funds' interest, the Proxy Committee will not take into consideration the relationship that raises the potential conflict of interest and will vote proxies solely in the best interest of the Fund. Further, any members of the Proxy Committee that personally have actual or potential conflicts of interest must notify appropriate parties and may be required to recuse himself or herself from participating in the decision process for that proxy vote. The Advisor also has procedures in place for reporting and investigating any perceived improper influence on the proxy voting decision-making process.


     In 2004, the Trust will be required to annually file new Form N-PX, which lists the Funds' complete proxy voting record for the 12-month period ending June 30th. Once filed, the Funds' proxy voting record will be available without charge, upon request, by calling toll-free 1-800-618-7643 and on the SEC's web site at www.sec.gov.


                               GENERAL INFORMATION

     The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value of 0.01 per share. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Funds. Each share represents an interest in the Funds proportionately equal to the interest of each other share. Upon the Funds' liquidation, all shareholders would share pro rata in the net assets of the Funds available for distribution to shareholders.

     With respect to the Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Small Cap Growth Fund has two classes of shares, Class A and Class I shares. The Mid Cap Fund has only one class of shares, Class B shares.

     The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

     The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.


     The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.


     The Boards of the Trust and the Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Advisor to invest in securities that may be purchased or held by the Funds.

                              FINANCIAL STATEMENTS

     The annual report to shareholders for the Predecessor Funds for the fiscal year ended October 31, 2003 is a separate document supplied with this SAI, and the financial statements, accompanying notes and reports of independent accountants appearing therein are incorporated by reference into this SAI.



                                    APPENDIX
                             Description of Ratings

Moody's Investors Service, Inc.: Corporate Bond Ratings

     Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Ratings Group: Corporate Bond Ratings

     AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

     Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.